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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 28

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 30

QUANTITATIVE GROUP OF FUNDS d/b/a QUANT FUNDS

55 Old Bedford Road

Lincoln, MA 01773

(781) 259-1144

WILLIARD L. UMPHREY, President

Quant Funds

55 Old Bedford Road

Lincoln, MA 01773

Copy to:

Mark P. Goshko, Esq.

KIRKPATRICK & LOCKHART NICHOLSON GRAHAM, LLP

75 State Street

Boston, MA 02109

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on July 30, 2005 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

July 30, 2005

Quant Small Cap Fund

Quant Growth and Income Fund

Quant Emerging Markets Fund

Quant Foreign Value Fund

TABLE OF CONTENTS	Page
Basic Information about the Funds	2
Summary of Fees and Expenses	11
Non-Principal Investment Strategies and Related Risks	12
Management of the Funds	13
How to Invest	17
How to Make Exchanges	21
How to Redeem	22
Calculation of Net Asset Value	24
Shareholder Services	25
Shareholder Account Policies	26
Other Policies	28
Dividends, Distributions, and Taxation	28
Financial Highlights	30

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THE FUNDS’ SHARES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS COMPLETE OR ACCURATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

BASIC INFORMATION ABOUT

THE FUNDS

Quant Small Cap Fund (“Small Cap Fund”)

Investment Objective

Maximum long-term capital appreciation.

Principal Investment Strategies

Under normal market conditions, Small Cap Fund invests at least 80% of its total assets in common stocks. Small Cap Fund will invest at least 80% of its total assets in stocks of small cap companies. Although there is no minimum market capitalization for companies whose securities Small Cap Fund may purchase, a small cap company will generally be a company with a market capitalization (at time of purchase) from $250 million to $2 billion. Small Cap Fund will invest primarily in the common stocks of U.S. issuers. For purposes of Small Cap Fund’s investment policies, common stocks include securities with common stock characteristics such as depositary receipts, warrants and rights.

Small Cap Fund’s Advisor primarily employs a “quantitative” investment approach to selecting investments. A quantitative investment approach relies on financial models and computer databases to assist in the stock selection process. Proprietary computer models are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other non-traditional factors. With the benefit of these rankings, a Fund’s Advisor can monitor a portfolio of securities for consistency with the Fund’s investment objectives. To a lesser extent, the Fund’s Advisor may also use qualitative analysis, due diligence, fundamental research, and analysis of the issuer based upon its financial statements and operations to identify security or market events not otherwise captured by its models.

Small Cap Fund’s Advisor may invest in both value stocks and growth stocks. A value stock is a stock the Advisor believes is undervalued compared to its true worth. Value stocks are generally not expected to experience significant earnings growth. A growth stock is a stock the Advisor believes will have earnings that are likely to grow faster than the economy as a whole.

Principal Risks

Even though Small Cap Fund seeks long-term capital appreciation, you could lose money on your investment or not make as much as if you had invested elsewhere. See the Principal Risks table for more information on the main risks that could adversely affect your investment.

Quant Growth and Income Fund

(“Growth and Income Fund”)

Investment Objective

Long-term growth of capital and income.

Principal Investment Strategies

Under normal market conditions, Growth and Income Fund invests at least 80% of its total assets in common stocks. Growth and Income Fund mainly invests in stocks of larger companies, generally with greater than $1 billion in market capitalization (at time of purchase) and seeks to have its weighted average dividend yield approximately the average dividend yield of the S&P 500. There is no minimum market capitalization for companies whose securities Growth and Income Fund may purchase. Growth and Income Fund will invest primarily in the common stock of U.S. issuers. For purposes of Growth and Income Fund’s investment policies, common stocks include securities with common stock characteristics such as depositary receipts, warrants and rights.

An investment in a Quant Fund is NOT a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

A Quant Fund may not achieve its goals and is not intended as a complete investment program. Contact your investment professional to discuss how each Fund fits into your portfolio.

Growth and Income Fund’s Advisor primarily employs a “quantitative” investment approach to selecting investments. A quantitative investment approach relies on financial models and computer databases to assist in the stock selection process. Proprietary computer models are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other non-traditional factors. In addition, the Fund’s Advisor follows a quantitative research process which generates potential factors or portfolio construction techniques that the Advisor believes could result in improvement of the Fund’s risk or return characteristics. Such factors and construction techniques are then rigorously tested to determine whether they add value on their own and in conjunction with the existing process before any changes will be made to the existing models. With the benefit of these rankings, a Fund’s Advisor also can monitor a portfolio of securities for consistency with the Fund’s investment objectives. To a lesser extent, the Fund’s Advisor may also use qualitative analysis, due diligence, fundamental research, and analysis of the issuer based upon its financial statements and operations to identify security or market events not otherwise captured by its models.

Growth and Income Fund’s Advisor may invest in both value stocks and growth stocks. A value stock is a stock the Advisor believes is undervalued compared to its true worth. Value stocks are generally not expected to experience significant earnings growth. A growth stock is a stock the Advisor believes will have earnings that are likely to grow faster than the economy as a whole.

Principal Risks

Even though Growth and Income Fund seeks long-term growth of capital and income, you could lose money on your investment or not make as much as if you had invested elsewhere. See the Principal Risks table for more information on the main risks that could adversely affect your investment.

Quant Emerging Markets Fund

(“Emerging Markets Fund”)

Investment Objective

Long-term growth of capital.

Principal Investment Strategies

Under normal market conditions, Emerging Markets Fund invests at least 80% of its total assets in common stocks of emerging markets issuers. An emerging market issuer is one that is organized under the laws of an emerging country, has a principal office in an emerging country or derives at least 50% of its gross revenues or profits from goods or services produced in emerging markets or from sales made in emerging markets. For purposes of Emerging Markets Fund’s investment policies, common stocks include securities with common stock characteristics such as depositary receipts (see below), warrants and rights. Emerging Markets Fund may also buy and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Depositary Receipts. A depositary receipt is a receipt traded on an investor’s domestic market for the shares of a company traded in foreign capital markets. American Depositary Receipts (“ADRs”) are receipts of shares of a foreign-based company traded on a U.S. market. Instead of buying shares of foreign-based companies in overseas markets, U.S. investors can buy shares in the U.S. in the form of an ADR. Although traded in the U.S. markets, ADRs may be subject to the risks of their underlying foreign investments. Global Depositary Receipts (“GDRs”) are receipts of shares of a company traded on a foreign market, typically emerging markets, and are generally traded on major foreign exchanges. GDRs allow investors to avoid potentially difficult and expensive trading on the issuing company’s home exchange. Because the companies issuing GDRs are not as well established and do not use the same accounting system as more developed markets, their stocks tend to be more volatile and less liquid. Other types of depositary receipts may also be used.

Emerging Markets Fund generally will be invested in issuers in eight or more emerging markets. Emerging Markets Fund will not allocate more than 25% of its total assets to any one country but it may invest more than 25% of its total assets in a particular region. Emerging Markets Fund considers any market that is not developed to be an emerging market. Currently, emerging markets include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets index: Argentina, Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. At the discretion of the Fund’s Advisor, the Fund may invest in other emerging countries.

Emerging Market Fund’s Advisor primarily employs a “quantitative” investment approach to selecting investments. A quantitative investment approach relies on financial models and computer databases to assist in the stock selection process. The Advisor’s proprietary computer models are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other non-traditional factors. With the benefit of these rankings, the Fund’s Advisor can monitor a portfolio of securities for consistency with the Fund’s investment objectives. To a lesser extent, the Fund’s Advisor may also use qualitative research to identify industry, country or market events not otherwise captured by its models.

Emerging Markets Fund may invest in companies of any capitalization size. Emerging Markets Fund’s Advisor may invest in both value stocks and growth stocks. A value stock is a stock the Advisor believes is undervalued compared to its true worth. Value stocks are generally not expected to experience significant earnings growth. A growth stock is a stock the Advisor believes will have earnings that are likely to grow faster than the economy as a whole.

Principal Risks

An investment in Emerging Markets Fund involves a substantial degree of risk. Even though Emerging Markets Fund seeks long-term growth of capital, you could lose money on your investment or not make as much as if you had invested elsewhere. See the Principal Risks table for more information on the main risks that could adversely affect your investment.

Quant Foreign Value Fund

(“Foreign Value Fund”)

Investment Objective

Long-term growth of capital and income.

Principal Investment Strategies

Under normal market conditions, the Foreign Value Fund invests at least 80% of its total assets in common stocks of foreign markets issuers. A foreign markets issuer is one that is organized under the laws of a non-U.S. country; has a principal office in a non-U.S. country; or derives at least 50% of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets. Generally, Foreign Value Fund invests in foreign markets issuers in Europe, Australia, and the larger capital markets of the Far East; however, Foreign Value Fund also may invest without limit in emerging markets issuers. An emerging market issuer is one that is organized under the laws of an emerging country; has a principal office in an emerging country or derives at least 50% of its gross revenues; or profits from goods or services produced in emerging markets or from sales made in emerging markets. For purposes of Foreign Value Fund’s investment policies, common stocks include securities with common stock characteristics such as depositary receipts (see below), warrants and rights. Foreign Value Fund may also buy and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Depositary Receipts. A depositary receipt is a receipt traded on an investor’s domestic market for the shares of a company traded in foreign capital markets. American Depositary Receipts (“ADRs”) are receipts of shares of a foreign-based company traded on a U.S. market. Instead of buying shares of foreign-based companies in overseas markets, U.S. investors can buy shares in the U.S. in the form of an ADR. Although traded in the U.S. markets, ADRs may be subject to the risks of their underlying foreign investments. Global Depositary Receipts (“GDRs”) are receipts of shares of a company traded on a foreign market, typically emerging markets, and are generally traded on major foreign exchanges. GDRs allow investors to avoid potentially difficult and expensive trading on the issuing company’s home exchange.

Because the companies issuing GDRs are not as well established and do not use the same accounting system as more developed markets, their stocks tend to be more volatile and less liquid. Other types of depositary receipts may also be used.

Foreign Value Fund’s Advisor primarily employs a “quantitative” investment approach to selecting investments. A quantitative investment approach relies on financial models and computer databases to assist in the stock selection process. Proprietary computer models are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other non-traditional factors.

Foreign Value Fund’s Advisor uses a three-step investment decision making process, with the objective to identify companies with the most undervalued streams of sustainable cash flow. First, because the Advisor believes that country and industry factors are important influences on security prices, it employs proprietary quantitative investment technology to evaluate data such as cash flow and interest rates to produce a ranking of country and industry value sectors. Second, because the Advisor believes that normal security price fluctuations produce company valuations that can undervalue the cash flow or assets of a company, it uses traditional valuation criteria to regularly screen a database of more than 20,000 companies to identify a pool of approximately 500 securities with the greatest potential for undervalued streams of sustainable cash flow or undervalued assets. Third, the Advisor conducts rigorous fundamental research on the pool of companies identified throughout the first two steps of the investment process. The Advisor also maintains a “watch-list” of approximately 250 companies which may be used if the valuation of a company held in the Fund’s portfolio falls below the value of an alternative company. With the benefit of these rankings, the Fund’s Advisor also can monitor a portfolio of securities for consistency with the Fund’s investment objectives.

Foreign Value Fund may invest in companies of any capitalization size. Although Foreign Value Fund’s Advisor may invest in both value stocks and growth stocks, Foreign Value Fund mainly invests in value stocks that the Fund’s advisor believes are currently undervalued compared to their true worth. A growth stock is a stock the Advisor believes will have earnings that are likely to grow faster than the economy as a whole.

Principal Risks

An investment in Foreign Value Fund involves a high degree of risk. Even though Foreign Value Fund seeks long-term growth of capital, you could lose money on your investment or not make as much as if you had invested elsewhere. See the Principal Risks table for more information on the main risks that could adversely affect your investment.

Principal Risks

Even though each Fund seeks to achieve its investment objective, you could lose money on your investment or not make as much as if you had invested elsewhere. The main risks that could affect your investment include:

Quant Funds
Small Cap	Growth and Income	Emerging Markets	Foreign Value	Principal Risks
X	X	X	X

Stock Market

•The risk that the stock price of one or more of the companies in a Fund’s portfolio will fall, or will fail to appreciate as anticipated by the Fund’s advisor. Many factors can adversely affect a stock’s performance.

•The risk that movements in the securities markets will adversely affect the price of a Fund’s investments, regardless of how well the companies in which a Fund invests perform.

X	X	X	X

Common Stocks

•The value of a company’s stock falls as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services.

•The value of a company’s stock falls as a result of factors affecting multiple companies in a number of different industries, such as increases in production costs.

•The value of a company’s stock falls as a result of changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.

X

Small Cap Companies
An investment in Small Cap Fund involves a high degree of risk due to its investments in small cap companies.
Small cap companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Small cap companies’ earnings and revenue tend to be less predictable than for larger companies. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies. Such stocks may be harder to sell at the times and prices the Fund’s Advisor thinks appropriate.

	X	X	X

Small and Mid Cap Companies
To the extent that a Fund invests in small and mid cap companies, such companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Small and mid cap companies’ earnings and revenue tend to be less predictable than for larger companies. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies. Such stocks may be harder to sell at the times and prices the Fund’s Advisor thinks appropriate.

X	X	X	X

Value Stocks
To the extent the Fund invests in value stocks, if the Fund’s Advisor’s assessment of a company’s prospects is wrong, or if the market fails to recognize the stock’s value, then the price of the company’s stock may not approach the value that the Fund’s Advisor believes is the full market value. Value stocks may also decline in price even when the Fund’s Advisor already believes they are undervalued.

X	X	X	X

Growth Stocks
To the extent the Fund invests in growth stocks, if the Fund’s Advisor’s assessment of the prospects for the company’s earnings growth is wrong, or if its judgment about how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s Advisor has placed on it.

		X	X

Foreign Investments
An investment in Foreign Value Fund or Emerging Markets Fund involves a high degree of risk due to the Funds’ foreign investments.

•

•Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases.

•Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States.

•Limited legal recourse: Legal remedies for investors such as the Fund may be more limited than those available in the United States.

•Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the Fund may at times be unable to sell these investments at desirable prices. For the same reason, the Fund may at times find it difficult to value their foreign investments.

•Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments.

•Lower yield: Common stocks of foreign companies have historically offered lower dividends than comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the Fund. The Fund’s yield is therefore expected to be lower than yields of most funds that invest mainly in common stocks of U.S. companies. Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations.

		X	X

Emerging Markets Investments
An investment in Emerging Markets Fund involves a substantial degree of risk due to its high exposure to emerging markets investments. To the extent that Foreign Value Fund invests in emerging markets investments, it is also subject to this type of risk.
Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties including potential expropriation and confiscatory taxation. All of these factors generally make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Accordingly, at times the Fund may find it even more difficult to value their emerging markets investments than the Fund’s other international investments.

X	X	X	X

Non-Diversification

•Each of the Funds is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”) that means that it may invest a higher percentage of its assets in a smaller number of issuers.

•This risk is greater for smaller companies that are the primary investment vehicles for the Small Cap Fund, which tend to be more vulnerable to adverse developments.

Performance

The following bar charts and tables indicate some of the risks of investing in a Fund by showing changes in each Fund’s performance over time. The tables also compare a Fund’s performance to a broad measure of market performance that reflects the type of securities in which the Fund invests. Of course, past performance does not necessarily indicate how the Fund will perform (before and after taxes) in the future. Because the chart and table reflect calendar year performance, the numbers will differ from those in the “Financial Highlights” table later in this Prospectus and in the Fund’s shareholder report, which is based on the Fund’s fiscal year end of March 31.

Bar charts. The bar charts show changes in the annual total returns of a Fund’s Ordinary Shares as of December 31 for the past ten years, or a shorter period of time if a Fund has not been in existence for ten years. Returns in the bar charts do not reflect the 1% deferred sales charge applicable to the Ordinary Shares of the Funds as described in the Summary of Fees and Expenses table below. The deferred sales charge, if reflected, would reduce the returns of a Fund. Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

Average annual total return tables. The average annual total return tables following the bar charts reflect the 1% deferred sales charge for the Ordinary Shares of each Fund. The average annual total return tables compare each class of a Fund to indexes that invest in comparable types of stocks. Unlike the Funds, the indexes are not actively managed. Investment returns for the indexes assume the reinvestment of dividends paid on stocks comprising the indexes.

After tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. After-tax returns on distributions and sales may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

Quant Small Cap Fund

[Graphical Chart Omitted]

The calendar year-to-date return of the Ordinary Shares of the Fund as of 6/30/2005 is 2.18%.

Best Quarter: Q4 1999: 32.35%

Worst Quarter: Q3 1998: –20.08%

Average Annual Total Returns for the periods ended

December 31, 2004

	1 Year	5 Years	10 Years	Inception Date
Ordinary Shares Before Taxes	21.64%	5.28%	11.83%	8/3/92
Ordinary Shares After Taxes on Distributions	21.02%	4.19%	9.14%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	14.88%	4.05%	8.71%
Institutional Shares Before Taxes	23.49%	6.03%	12.50%	1/6/93
Russell 2000 Index (reflects no deductions for fees, expenses or taxes)	18.33%	6.61%	11.53%	— *

________________

* Reflects the return of the index since the 9/30/92 (the quarter end after the inception of Ordinary Shares). The return of the index since 3/31/93 (the quarter end after the inception of Institutional Shares) is 10.64%.

The Russell 2000 Index is comprised of the bottom two-thirds of the largest 3,000 publicly traded companies in the United States. It is widely recognized as representative of the general market for small company stocks.

Quant Growth and Income Fund

[Graphical Chart Omitted]

The calendar year-to-date return of the Ordinary Shares of the Fund as of 6/30/2005 is 1.31%.

Best Quarter: Q4 1999: 38.23%

Worst Quarter: Q3 2001: –19.50%

Average Annual Total Returns for the periods ended

December 31, 2004

	1 Year	5 Years	10 Years	Inception Date
Ordinary Shares Before Taxes	7.55%	–8.07%	9.70%	5/6/85
Ordinary Shares After Taxes on Distributions	7.55%	–8.60%	7.19%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	4.91%	–6.54%	7.50%
Institutional Shares Before Taxes	9.05%	–7.46%	9.83%	3/25/91
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	10.88%	–2.30%	12.07%	— *

__________

* Reflects the return of the index since the 6/30/85 (the quarter end after the inception of Ordinary Shares). The return of the index since 3/31/91 (the quarter end after the inception of Institutional Shares is 11.11%.

The S&P 500 Index is comprised of stocks chosen by Standard & Poor’s for their size and industry characteristics. It is widely recognized as representative of the general market for stocks in the United States.

Quant Emerging Markets Fund

[Graphical Chart Omitted]

The calendar year-to-date return of the Ordinary Shares of the Fund as of 6/30/2005 is 2.55%.

Best Quarter: Q4 2003: 32.05%

Worst Quarter: Q3 2001: –18.51%

Average Annual Total Returns for the periods ended

December 31, 2004

	1 Year	5 Years	10 Years	Inception Date
Ordinary Shares Before Taxes	25.47%	9.39%	4.42%	9/30/94
Ordinary Shares After Taxes On Distributions	24.95%	9.24%	4.31%	N/A
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	17.49%	8.17%	3.83%	N/A
Institutional Shares Before Taxes	27.26%	10.15%	N/A	4/2/96
MSCI EM Index (reflects no deductions for fees, expenses or taxes)	25.95%	4.62%	3.30%	— *

* Reflects the return of the index since the 9/30/94 (the quarter end after the inception of Ordinary Shares). The return of the index since 6/30/96 (the quarter end after the inception of Institutional Shares is 3.40%. The Since Inception average annual total return of Institutional Shares is 7.33%.

The Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is comprised of stocks located in emerging market countries other than the United States. It is widely recognized as representative of the general market for emerging markets.

Quant Foreign Value Fund

[Graphical Chart Omitted]

The calendar year-to-date return of the Ordinary Shares of the Fund as of 6/30/2005 is 0.58%.

Best Quarter: Q2 2003: 22.56%

Worst Quarter: Q3 2001: –18.13%

Average Annual Total Returns for the periods ended

December 31, 2004

	1 Year	5 Years	10 Years	Inception Date
Ordinary Shares Before Taxes	26.96%	11.03%	7.96%	5/15/98
Ordinary Shares After Taxes on Distributions	26.65%	10.91%	7.63%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	18.32%	9.65%	6.78%
Institutional Shares Before Taxes	28.64%	11.55%	12.30%	12/18/98
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	20.70%	–0.80%	3.73%	— *

__________

* Reflects the return of the index since the 6/30/98 (the quarter end after the inception of Ordinary Shares). The return of the index since 12/31/98 (the quarter end after the inception of Institutional Shares is 3.19%.

The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index is comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets.

SUMMARY OF FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees (fees paid directly from your investment)

	ORDINARY SHARES	INSTITUTIONAL SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	1.00%1	None
Maximum Redemption Fee (as a percentage of transaction amount; charged only when selling shares you have owned for less than 61 days)2	None	2.00%

Annual Fund Operating Expenses as a percentage of average net assets

(expenses that are deducted from Fund assets)

	Small Cap Fund	Growth and Income Fund	Emerging Markets Fund	Foreign Value Fund
Ordinary Shares
Management Fee	1.00%	0.75%	0.80%	1.00%
Distribution and/or Service (12b-1) Fees	0.50%	0.50%	0.50%	0.25%
Other Expenses3	048%	052%	0.66%	0.55%
Total Annual Fund Operating Expenses	1.98%	1.77%	1.96%	1.80%

Institutional Shares
Management Fee	1.00%	0.75%	0.80%	1.00%
Distribution and/or Service (12b-1) Fees	None	None	None	None
Other Expenses3	0.48%	0.52%	0.66%	0.55%
Total Annual Fund Operating Expenses	1.48%	1.27%	1.46%	1.55%

__________

1 The deferred sales charge of 1% is not imposed on certain redemptions including redemptions of shares held by contributory 401(k) plans and redemptions of shares held in omnibus accounts maintained by No Transaction Fee (“NTF”) programs of certain broker-dealers. However, if shares held through NTF programs are redeemed less than 31 days after purchase, the 1% deferred sales charge will be imposed. See How To Redeem—Payment of Redemption Amount.

2 Any redemption fees are paid to the Fund. Redemption fees may not be assessed on shares held through financial intermediaries.

3 The Funds have an expense offset arrangement that reduces their custodian fee based upon the amount of cash maintained by the Funds with the custodian. “Other expenses” in the table do not take into account these expense reductions, and are therefore higher than the actual expenses of the Funds. Quantitative Investment Advisors, Inc. doing business as (“d/b/a”) Quantitative Advisors, the Funds’ manager (the “Manager”), has contractually agreed to limit the total operating expenses of the Small Cap and Growth and Income Funds to 2.00% of their average net assets, without giving effect to custody credits, if applicable. This agreement limits expenses at the Fund level and not at the individual share class level. Accordingly, the fees of any individual class may be higher than the expense limitation because the expense limit calculation adds the expenses of the different classes together and then divides that number by the total average net assets of the Fund. The Manager also voluntarily has agreed to temporarily limit the total operating expenses of the Emerging Markets Funds to 2.25% of its average net assets, without giving effect to custody credits, if applicable. Expenses eligible for reimbursement under all applicable expense limitations do not include interest, taxes, brokerage commissions or extraordinary expenses. As a result, and as indicated above, total expenses may be higher than the expense limitation applicable for a Fund. The agreement to voluntarily waive the total expenses of the Emerging Markets Fund is subject to periodic review, and there is no guarantee that the Manager will continue to limit expenses of the Fund. For the fiscal year ended March 31, 2005, it was not necessary to limit expenses or waive fees for any Fund.

Example This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Ordinary Shares				Institutional Shares
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Small Cap Fund	$304	$731	$1,184	$2,441	$151	$468	$808	$1,768
Growth and Income Fund	$283	$667	$1,077	$2,221	$129	$403	$697	$1,534
Emerging Markets Fund	$302	$725	$1,173	$2,420	$149	$462	$797	$1,746
Foreign Value Fund	$286	$676	$1,092	$2,253	$158	$490	$845	$1,845

This Example assumes that you do not redeem your shares at the end of the period:

	Ordinary Shares				Institutional Shares
Small Cap Fund	$201	$ 621	$1,068	$2,306	$151	$468	$808	$1,768
Growth and Income Fund	$180	$557	$959	$2,084	$129	$403	$697	$1,534
Emerging Markets Fund	$199	$615	$1,057	$2,285	$149	$462	$797	$1,746
Foreign Value Fund	$183	$566	$975	$2,116	$158	$490	$845	$1,845

The Example does not reflect deferred sales charges on reinvested dividends and other distributions. If the deferred sales charges were included, your costs would be higher.

NON-PRINCIPAL INVESTMENT POLICIES AND RELATED RISKS

The section Basic Information about the Funds describes each Fund’s investment objective and principal investment strategies and risks. This section describes additional investments that a Fund may make or strategies it may pursue to a lesser degree to achieve a Fund’s goal. Some of a Fund’s secondary investment policies also entail risks. To learn more about these risks you should obtain and read a Fund’s statement of additional information (“SAI”).

All Funds

Investments other than Common Stocks. A Fund may invest up to 20% of its assets in investments such as preferred stocks, convertible securities, fixed income securities, or repurchase agreements.

A Fund will invest in convertible securities primarily for their equity characteristics.

A Fund may invest in fixed income securities of any maturity. A Fund may not invest more than 10% of its net assets in fixed income securities, including convertible debt securities, rated below investment grade or in unrated securities of comparable quality.

Fixed income securities are subject to the risk of an issuer’s inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities a Fund’s portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A fixed income security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent quality by an Advisor. Fixed income securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. Below investment grade fixed income securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher grade fixed income securities.

Derivatives. A Fund may use futures and options on securities, indices and currencies and other derivatives. A forward foreign currency contract is a form of derivative which may only be used by Emerging Markets Fund and Foreign Value Fund.

A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Even a small investment in derivatives could have a significant impact on a Fund’s risk exposure to stock market values, interest rates or currency exchange rates. Certain derivatives may be less liquid and more difficult to value than other types of securities.

Derivatives may be used for both hedging and non-hedging purposes. Derivatives will not be used as a primary investment technique. Non-principal uses could include hedging against adverse changes in stock market prices, interest rates or currency exchange rates; using derivatives as a substitute for buying or selling securities or to increase a Fund’s return as a non-hedging strategy that may be considered speculative.

Short Term Trading. Normally, a Fund’s Advisor does not trade for short-term profits. A Fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets a Fund’s investment criteria.

Portfolio Turnover. A Fund’s annual portfolio turnover ratio will vary. If a Fund’s Advisor does a lot of trading, the Fund will experience increased operating expenses, which could reduce performance and may cause shareholders to incur an increased level of taxable income or capital gains. See Financial Highlights for actual turnover rates.

Cash Management and Temporary Defensive Strategies. Normally, each Fund’s Advisor invests substantially all of a Fund’s assets to meet the Fund’s investment objective. A Fund’s Advisor may invest the remainder of a Fund’s assets in short term debt obligations with remaining maturities of less than one year, cash equivalents or may hold cash, For temporary defensive purposes, a Fund’s Advisor may judge that market conditions make pursuing the Fund’s investment strategies inconsistent with the best interests of its shareholders. A Fund’s Advisor may then temporarily use alternative strategies that are mainly designed to limit the Fund’s losses. Although a Fund Advisor has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause a Fund to miss out on investment opportunities, and may prevent a Fund from achieving its objective.

Changes in Policies. The Trustees may change each Fund’s objective, investment strategies and other policies without shareholder approval, except as otherwise indicated. However, each Fund’s policy of investing at least 80% of its assets in a particular type of investment may not be materially revised unless shareholders are notified at least 60 days in advance of the proposed change.

MANAGEMENT OF THE FUNDS

Under Massachusetts’ law, the management of the Funds’ business and affairs is the ultimate responsibility of the Board of Trustees of the Funds.

The Manager

The Funds are managed by Quantitative Investment Advisors, Inc. d/b/a Quantitative Advisors, 55 Old Bedford Road, Lincoln, MA 01773 (the “Manager”), which handles the Funds’ business affairs. Quantitative Advisors is a privately held financial services firm providing administrative services and facilities to the Quant Funds. As of June 30, 2005, the firm had approximately $458 million in assets under management for mutual funds, institutional and other clients.

The Manager may, subject to the approval of the Trustees, choose the investments of the Funds itself or, subject to the approval by the Trustees, select sub-advisors (the “Advisors”) to execute the day-to-day investment strategies of the Funds. The Manager currently employs Advisors to make the investment decisions and portfolio transactions for all of the Funds and supervises the Advisors’ investment programs.

Day-to-day responsibility for investing the Funds’ assets currently is provided by the Advisors described below. The Funds have received an exemptive order from the SEC that permits the Manager, subject to certain conditions, to enter into or amend an advisory contract with Advisors without obtaining shareholder approval. With Trustee approval, the Manager may employ a new Advisor for a Fund, change the terms of the advisory contracts, or enter into new advisory contracts with the Advisors. The Manager retains ultimate responsibility to oversee the Advisors and to recommend their hiring, termination, and replacement. Shareholders of a Fund continue to have the right to terminate the advisory contract applicable to that Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Advisor changes or other material amendments to an advisory contract that occur under these arrangements.

The Advisors and Portfolio Management

The Advisors provide portfolio management and related services to each Fund, including trade execution.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares of his or her Fund.

Quant Small Cap Fund

Advisor. Columbia Partners, LLC, Investment Management (“Columbia”), 1775 Pennsylvania Ave., NW, Washington, DC 20006 serves as the investment subadviser to the Small Cap Fund. As of June 30, 2005, Colombia had approximately $2.2 billion in assets under management for individual, pension plan and endowment accounts.

Portfolio Management. The Small Cap Fund is co-managed by Robert A. von Pentz and Rhys Williams. Mr. Williams is primarily responsible for day-to-day recommendations with respect to the Fund’s portfolio. Investment decisions are made by the co-managers in consultation with each other.

Portfolio manager	Portfolio manager experience in this Fund	Primary title with Advisor and investment experience
Robert A. von Pentz	Since 1996	Chief Investment Officer and head of Equity Investments Investment professional since 1984; since 1996 with this Advisor
Rhys Williams, CFA	Since 1997	Senior Equity Portfolio Manager Investment professional since 1990; since 1997 with this Advisor

Quant Growth and Income Fund

Advisor. SSgA Funds Management, Inc. (“SSgA FM”), One Lincoln Street, Boston, MA 02111, serves as the investment subadviser to the Growth and Income Fund. SSgA FM is a wholly owned subsidiary of State Street Corporation, a publicly owned bank holding company. As of June 30, 2005, SSgA FM had over $137.3 billion in assets under management for registered investment companies. SSgA FM is one of the State Street Global Advisor companies (“SSgA”), comprised of all of the investment management affiliates of State Street Corporation. SSgA FM (and its predecessor entity) has managed the Growth and Income Fund continuously since the Fund’s inception.

Portfolio Management. The Growth and Income Fund is managed by the US Active Quantitative Equity Team at SSgA FM.

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Advisor, primary role and investment experience
Michael Caplan, CFA	Since 1996 lead portfolio manager	Senior Portfolio Manager; Principal of State Street Global Advisors and SSgA FM Investment professional since 1986; since 1990 with this Advisor
Michael Arone, CFA

Portfolio Manager; Principal of State Street Global Advisors and SSgA FM

Responsible for portfolio management and research across multiple investment strategies

Investment professional since 1994; since 2002 with this Advisor

Nick dePeyster, CFA

Senior Portfolio Manager; Principal of State Street Global Advisors and SSgA FM

Responsible for developing quantitative strategies and managing investment portfolios using quantitative disciplines

Investment professional since 1989; from 1992 to 2004 as a portfolio manager with Morley Fund Management and Assurant; since 2004 with this Advisor

Shelli Edgar

Analyst, Principal at State Street Global Advisors and
SSgA FM

Responsible for investment management, research, and product development for the US quantitative strategies

Investment professional since 1999; since 1999 with this Advisor or an affiliate

Brian Shannahan, CFA

Senior Portfolio Manager and Strategy Leader for the Mid Cap, Market Neutral Long/Short and Directional Long/Short Strategies; Principal of State Street Global Advisors and SSgA FM

Responsible for product development and portfolio management across the quantitative U.S. active equity strategies

Investment professional since 1993; from 1999 to 2000 at BankBoston where he was Director, Portfolio Management; since 2000 with this Advisor or an affiliate

Quant Emerging Markets Fund

Advisor. PanAgora Asset Management, Inc. (“PanAgora”), 260 Franklin Street, Boston, MA 02110, serves as the investment subadviser to the Emerging Markets Fund. As of June 30, 2005, PanAgora had over $16.8 billion in assets under management in portfolios of institutional pension and endowment funds, among others. Putnam Investments LLC is a control person of PanAgora. Prior to November 3, 2003, the Advisor to the Emerging Markets Fund was Independence Investments LLC (“Independence”).

Portfolio Management. David P. Nolan, is the lead portfolio manager for the Emerging Markets Fund. Samantha R. Louis generally contributes to the day-to-day management of the Fund’s portfolio through such means as performing research and management of PanAgora’s proprietary quantitative model. Ms. Louis may also provide advice on investment decisions during periods when Mr. Nolan is unavailable, but does not generally make the final decision as to which securities to purchase or sell for the Fund. The degree to which Ms. Louis may perform these functions, and the nature of the functions, may change from time to time. Richard T. Wilk oversees the investment management process to ensure that investment decisions are made within the parameters established by the Fund’s objective(s), policies and restrictions.

Portfolio manager	Portfolio manager experience in this Fund	Primary title with Advisor and investment experience
David P. Nolan, CFA	Since 2003 lead portfolio manager

Portfolio Manager, Equity Investments

Investment professional since 1984; from 1989 to 2003 as a portfolio manager for the Fund at Independence Investment LLC and its predecessor company, Boston International Advisors; since 2003 with this Advisor

Samantha R. Louis	Since 2003	Portfolio Manager, Equity Investment Investment professional since 1998; from 1999 to 2003 as Trading Officer for Independence Investment Associates; since 2003 with this Advisor
Richard T. Wilk, CFA	Since 2003	Director, Equity Investments Investment professional since 1980; since 1980 with this Advisor and its predecessor organization, the Structured Investment Products Group of The Boston Company

Quant Foreign Value Fund

Advisor. Polaris Capital Management, Inc. (“Polaris”), 125 Summer Street, Boston, MA 02110, serves as the investment subadviser to the Foreign Value Fund. As of June 30, 2005, Polaris had over $700 million in assets under management for institutional clients and affluent individuals.

Portfolio Management. Bernard R. Horn, Jr. is the lead portfolio manager of the Foreign Value Fund. Sumanta Biswas generally contributes to the day-to-day management of the Fund’s portfolio through such means as performing research and management of Polaris’ proprietary quantitative model. Mr. Biswas may also provide advice on investment decisions during periods when Mr. Horn is unavailable, but does not generally make the final decision as to which securities to purchase or sell for the Fund. The degree to which Mr. Biswas may perform these functions, and the nature of the functions, may change from time to time.

Portfolio manager	Portfolio manager experience in this Fund	Primary title with Advisor and investment experience
Bernard R. Horn, Jr.	Since 1998 (Fund inception)	Founder Investment professional since 1980; since 1995 with this Advisor
Sumanta Biswas	Since 2004

Assistant Portfolio Manager

Investment professional since 1996; from 1996 to 2000 as an officer for the Securities and Exchange Board of India; in 2001 as an intern for Delta Partners; since 2002 with this Advisor

Management and Advisory Fees

As compensation for services rendered for fiscal year ended March 31, 2005, the Funds paid the Manager a monthly fee at the annual rate of: 1% of the average daily net assets of the Small Cap Fund and the Foreign Value Fund; 0.80% of the average daily net assets of the Emerging Markets Fund; and 0.75% of the average daily net assets of the Growth and Income Fund. From this fee, the Manager pays the expenses of providing investment advisory services to the Funds, including the fees of the Advisors of each individual Fund, if applicable.

No advisory and/or subadvisory agreements were approved during the fiscal period from October 1, 2004 to March 31, 2005. The Funds’ semi-annual report to be dated September 30, 2005 will contain a detailed discussion of the Board of

Trustees’ consideration of the advisory and/or subadvisory agreements approved during the fiscal period from April 1, 2005 to September 30, 2005. In addition, the Funds’ Statement of Additional Information dated July 30, 2005 contains a detailed discussion of the Board of Trustees’ consideration of the advisory and/or subadvisory agreements approved in April 2005.

Fee Waivers. The Manager is contractually obligated to reduce its compensation with respect to the Small Cap Fund and Growth and Income Fund to the extent that a Fund’s total expenses exceed 2% of average daily net assets for any fiscal year. The Funds’ Distribution Agreement calls for U.S. Boston Capital Corporation (“Distributor”), the Funds’ Distributor, to reduce its fee similarly after the Manager’s fee has been eliminated to meet the above expense limitation. The Manager has also agreed to assume expenses of those Funds, if necessary, in order to reduce its total expenses to no more than 2% of average daily net assets for any fiscal year. Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, and are calculated gross of custody credits, if applicable. Extraordinary expenses include, but are not limited to, the higher incremental costs of custody associated with foreign securities, litigation and indemnification expenses. The Distributor would not be required to reduce its compensation to the extent it is committed to make payments to non-affiliated entities for services in connection with the distribution of a Fund’s shares. The Distributor, and in some cases the Manager, may make ongoing payments to brokerage firms, financial institutions (including banks) and others that facilitate the administration and servicing of shareholder accounts. No such reductions in compensation were necessary for the fiscal year ended March 31, 2005.

Expense Limitations. The Manager may voluntarily agree to limit the total operating expenses of a Fund for a period of time by waiving fees or reimbursing a Fund for an expense that it would otherwise incur. In such cases, the Manager may seek reimbursement from the Fund if the Fund’s total operating expenses fall below that limit prior to the end of the Funds’ fiscal year. The Manager voluntarily has agreed to waive fees or assume certain operating expenses of the Emerging Markets Funds in order to reduce the total expenses of the Ordinary Shares of the Fund to no more than 2.25% of the Fund’s average net asset value. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses, and expenses are calculated gross of custody credits, if applicable. Extraordinary expenses include, but are not limited to, the higher incremental costs of custody associated with foreign securities, litigation and indemnification expenses. The agreement is subject to periodic review and there is no guarantee that the Manager will continue to limit these expenses in the future. No such expense limitations were necessary for the fiscal year ended March 31, 2005.

Additional Payments. The Manager or its affiliates may make payments, out of their own assets to certain intermediaries or their affiliates (including the Distributor) based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Manager. The intermediaries to which payments may be made are determined by the Manager. These payments may be in addition to other payments such as Rule 12b-1 fees or deferred sales charges and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Quant Funds or to provide marketing or service support to the Quant Funds. See the SAI for more information.

HOW TO INVEST

The Funds offer two classes of shares: Ordinary Shares and Institutional Shares. Ordinary Shares are available to all purchasers and are subject to a fee charged pursuant to Rule 12b-1 of the 1940 Act (“12b-1 fee”) and in some cases a deferred sales charge as set forth below:

Fund	Deferred Sales Charge (on redemption proceeds)	12b-1 (Distribution) Fee
Small Cap	1.00%	0.50%
Growth & Income	1.00%	0.50%
Emerging Markets	1.00%	0.50%
Foreign Value	1.00%	0.25%

Institutional Shares are available to limited classes of purchasers on a “no-load” basis, that is, they are not subject to a sales charge, or 12b-1 fee. See How to Redeem—Payment of Redemption Amount. A 2% redemption fee will be imposed on all redemptions of Institutional Shares held less than 61 days. Both classes of shares represent interests in the same portfolios of securities and each has the same rights, except that Ordinary Shares have exclusive voting rights with respect to the Funds’ 12b-1 Plan, which is described below.

Classes of Shares

Ordinary Shares

The minimum initial investment is generally $2,500. However, you may make a minimum investment of $1,000 if you:

•   participate in the Funds’ Automatic Investment Plan;

•   open a Uniform Gifts/Transfers to Minors account; or

•   open an Individual Retirement Account (“IRA”) or an account under a similar plan established under the Employee Retirement Income Security Act of 1974, or for any pension, profit sharing or other employee benefit plan or participant therein, whether or not the plan is qualified under Section 401 of the Internal Revenue Code, including any plan established under the Self-Employed Individuals Tax Retirement Act of 1962 (HR-10).

The Funds or the Distributor, at their discretion, may waive these minimums.

You may make subsequent purchases in any amount, although the Funds or the Distributor, at their discretion, reserve the right to impose a minimum at any time.

Institutional Shares

Institutional Shares of a Fund generally are available in minimum investments of $1,000,000 or more. This amount may be invested in one or more of the Quant Funds that currently offer Institutional Shares. There is no minimum additional investment amount.

You may only purchase Institutional Shares, subject to the $1,000,000 minimum, if you fall under one of the following classes of investors:

(i)

benefit plans with at least $10,000,000 in plan assets and 200 participants, that either have a separate trustee vested with investment discretion and certain limitations on the ability of plan beneficiaries to access their plan investments without incurring adverse tax consequences or which allow their participants to select among one or more investment options, including the Fund;

(ii)	banks and insurance companies purchasing shares for their own account;
(iii)	an insurance company separate account;
(iv)	a bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds purchasing for non-discretionary customers or accounts; and
(v)	certain fee based registered investment advisors not affiliated with the Manager or Distributor purchasing on behalf of their clients;

You may purchase Institutional Shares of a Fund with an initial investment of less than $1 million only if you fall under one of the following classes of investors:

(i)

If the minimum initial investment is at least $250,000 in the aggregate at the program level and the investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers, including WRAP fee programs. In each such case, the intermediary must have entered into an agreement with the Manager to include Institutional Shares of the Quant Funds in their program. The intermediary must also provide investors participating in the program with one or more additional services, including advisory, asset allocation, recordkeeping or other similar services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the Quant Funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Neither the Fund, nor the Manager, nor the Distributor receives any part of the separate fees charged to clients of such intermediaries.

(ii)

If the account is (a) not represented by a broker/dealer, (b) the minimum initial investment is at least $1 million in the aggregate at the plan, group or organization level and (c) the investment is made by:

(1) A private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code;

(2) An endowment or organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or

(3) A group of accounts related through a family trust, testamentary trust or other similar arrangement purchasing Institutional Shares through or upon the advice of a single fee-paid financial intermediary other than the Manager or Distributor.

The following types of investors may also purchase Institutional Shares and are not subject to any minimum initial investment requirement:

(i)

any state, county, city, or any instrumentality, department, authority, or agency of these entities or any trust, pension, profit-sharing or other benefit plan for the benefit of the employees of these entities which is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company; and

(ii)

officers, partners, trustees or directors and employees of the Funds, the Funds’ affiliated corporations, or of the Funds’ Advisors and their affiliated corporations (a “Fund Employee”), the spouse or child of a Fund Employee, a Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Distributor has a sales agreement or the spouse or child of such employee.

To qualify for the purchase of Institutional Shares, Fund Employees and other persons listed in section (ii) must provide Quantitative Institutional Services, a division of the Manager (“Transfer Agent”) with a letter stating that the purchase is for their own investment purposes only and that the shares will not be resold except to the Funds.

In addition, the Manager, at its sole discretion, may accept investments of $1,000,000 or more in the aggregate from other categories of purchasers substantially similar to those listed above.

Institutional Shares are not subject to any sales charges, including fees pursuant to the Funds’ 12b-1 Plan. However, a 2% redemption fee may be imposed on Institutional Shares held less than 61 days. Investments in Institutional Shares require a special Account Application. Please call 1-800-326-2151 for more information.

Distributor and Distribution Plan

U.S. Boston Capital Corporation is the distributor of the Funds’ shares.

The Funds have adopted a distribution plan under Rule 12b-1 to pay for the marketing and distribution of Fund shares and for services provided to shareholders of the Funds’ Ordinary Shares as described above. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges. The fee is not directly tied to the Distributor’s expenses. If expenses exceed the Distributor’s fees, the Funds are not required to reimburse the Distributor for excess expenses; if the Distributor’s fees exceed the expenses of distribution, the Distributor may realize a profit.

Additional dealer compensation. The Distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms and other intermediaries or their affiliates, based on sales or assets attributable to the broker or intermediary, or such other criteria agreed to by the Distributor. The brokers or intermediaries to which payments may be made are determined by the Distributor. These payments may provide an incentive, in addition to any deferred sales charge, to these firms to actively promote the Quant Funds or cooperate with the Distributor’s promotional efforts or to provide marketing or service support to the Quant Funds. See the SAI for more information.

Making an Initial Investment

You may purchase shares of each class of a Fund at the per share net asset value of shares of such class next determined after your purchase order is received in good order by the Fund. Orders received prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m., Eastern time), will receive that evening’s closing price, unless such trade is placed as a result of an online purchase through the Quant Funds’ web site in which case the trade will receive the price next determined after the money requested from the customers’ bank via the Automated Clearing House (“ACH”) system are received by the Funds’ transfer agent. The Funds will accept orders for purchases of shares on any day on which the NYSE is open. See Calculation of Net Asset Value. The offering of shares of the Funds, or of any particular Fund, may be suspended from time to time, and the Funds reserve the right to reject any specific order.

You must provide the Fund with a completed Account Application for all initial investments, a copy of which may be obtained by calling 1-800-326-2151, or online at www.quantfunds.com.

Transaction Privileges. If you wish to have telephone exchange or telephone redemption privileges for your account, you must elect these options on the Account Application. You should carefully review the Application and particularly consider the discussion in this Prospectus regarding the Funds’ policies on exchanges of Fund shares and processing of redemption requests. Some accounts, including IRA accounts, require a special Account Application. See Investment Through Tax Deferred Retirement Plans. For further information, including assistance in completing an Account Application, call the Funds’ toll-free number 1-800-326-2151. Shares may not be purchased by facsimile request or by electronic mail.

Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the Fund to identify you. The Fund may close your account if we cannot adequately verify your identity. If your account must be closed, your redemption price will be the net asset value (less applicable sales charges) on the date of redemption.

Investments by Check. You may purchase shares of the Funds by sending a check payable in U.S. dollars to Quant Funds specifying the name(s) of the Fund(s) and amount(s) of investment(s), together with the appropriate Account Application (in the case of an initial investment) to:

Quant Funds

Attention: Transfer Agent

55 Old Bedford Road

Lincoln, Massachusetts 01773

If you buy shares with a check that does not clear, your account may be subject to extra charges to cover collection costs. Third party checks will generally not be accepted. Purchases made by check must wait 15 days prior to being liquidated.

Internet Transactions. Investors may make subsequent investments in their accounts through the Quant Funds’ web site.

Quant Funds will accept Internet purchase instructions only if the purchase price is paid to Quant Funds through debiting your bank account. Quant Funds imposes a limit of $10,000 on Internet purchase transactions and shareholders may only redeem shares purchased via the Quant Funds web site in writing or by calling the Quant Funds shareholder service line at 1-800-326-2151. Regardless of the method of redemption, for the first 90 days after the Internet purchase of shares is made, proceeds from the redemption of such shares will be paid only via ACH to the same bank account from which the purchase payment to Quant Funds originated.

If the bank account number changes during such 90 days, the shareholder must provide the Quant Funds with a signature guaranteed letter of instruction from a bank or a qualified broker/dealer changing the bank account number prior to such redemption. If during such 90-day period you are unable to open a replacement bank account, you must provide a signature guaranteed letter of redemption as described in Written Request for Redemption (regardless of the amount redeemed, the person to whom the redemption proceeds are to be paid or the address to which the redemption proceeds are to be sent).

Quant Funds employs reasonable procedures to confirm that transactions entered into over the Internet are genuine. These procedures include the use of alphanumeric passwords, secure socket layering, encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. In order to enter into a transaction on the Quant Funds’ web site, you will need your Social Security Number and an alphanumeric password. If Quant Funds follows these procedures, neither Quant Funds, its affiliates, nor any Fund will be liable for any loss, liability, cost or expense for following instructions communicated via the Internet that are reasonably believed to be genuine or that follow Quant Funds’ security procedures. By entering into the user’s agreement with Quant Funds through our web site, you lose certain rights if someone gives fraudulent or unauthorized instructions to Quant Funds that result in a loss to you.

Automatic Investment Plan

You may participate in the Automatic Investment Plan for the Funds by completing the appropriate section of the Account Application and enclosing a minimum investment of $1,000 per Fund. You must also authorize an automatic withdrawal of at least $100 per account from your checking or similar account each month to purchase shares of a Fund. You may cancel the Plan at any time, but your request must be received five business days before the next automatic withdrawal (generally the 20th of each month) to become effective for that withdrawal. Requests received fewer than five business days before a scheduled withdrawal will take effect with the next scheduled withdrawal. The Funds or the Transfer Agent may terminate the Automatic Investment Plan at any time.

Investments by Wire

If you wish to buy shares by wire, please contact the Transfer Agent at 1-800-326-2151 or your dealer or broker for wire instructions. For new accounts, you must provide a completed Account Application before, or at the time of, payment. To ensure that a wire is credited to the proper account, please specify your name, the name(s) of the Fund(s) and class of shares in which you are investing, and your account number. A bank may charge a fee for wiring funds.

Investments through Brokers and other Financial Intermediaries

Shares may be purchased through any securities dealer with whom the Distributor has a sales agreement. Orders received by the Distributor from dealers or brokers will receive that evening’s closing price if the orders were received by the dealer or broker prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) and are transmitted to and received by the Distributor prior to its close of business that day.

If you invest in a Fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, other conditions may apply to your investment in the Fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Quant Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

If your shares are held in your investment firm’s name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

Exchange of Securities for Shares of the Fund

At the discretion of the Manager and relevant Advisors, you may purchase shares of a Fund in exchange for securities of certain companies, consistent with the Fund’s investment objectives. Additional information regarding this option is contained in the Statement of Additional Information.

Subsequent Investments

If you are buying additional shares in an existing account, you should identify the Fund and your account number. If you do not specify the Fund, we will return your check to you. If you wish to make additional investments in more than one Fund, you should provide your account numbers and identify the amount to be invested in each Fund. You may pay for all purchases with a single check. Additional shares may be purchased online via ACH payment as well.

Investments through Tax-Deferred Retirement Plans

Retirement plans offer you a number of benefits, including the chance to shelter investment income and capital gains. Contributions to a retirement plan also may be tax deductible. Custodial retirement accounts, including IRAs, Rollover IRAs, Roth IRAs, Simplified Employee Pension Plans (SEP-IRAs), and 403(b) Accounts for employees of tax-exempt institutions (including schools, hospitals and charitable organizations) require a special Account Application. Please call 1-800-326-2151 for assistance. State Street Bank and Trust Company acts as custodian for the Funds’ tax-deferred accounts. Custodial accounts are subject to specific fees. You may open other types of tax-deferred accounts, including accounts established by a Plan Sponsor under Section 401(k) of the Internal Revenue Code for employee benefit plans, using the attached Account Application.

HOW TO MAKE EXCHANGES

You can exchange all or a portion of your shares between Funds within the same class, subject to the applicable minimum. You may not exchange from one class of shares to another class of shares of the same or a different Fund. There is no fee for exchanges. The exchange privilege is available only in states where shares of the Fund being acquired may legally be sold. Individual Funds may not be registered in each state. You should be aware that exchanges might produce a gain or loss, as the case may be, for tax purposes.

You can make exchanges in writing or by telephone, if applicable. Exchanges must be made between accounts that have the same name, address and tax identification number. Exchanges will be made at the per share net asset value of shares of such class next determined after the exchange request is received in good order by the Fund. If exchanging by telephone, you must call prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time). The Transfer Agent will only honor a telephone exchange if you have elected the telephone exchange option on your Account Application.

Shares may not be exchanged by facsimile request or by electronic mail.

HOW TO REDEEM

You can directly redeem shares of a Fund by written request, by telephone and by automatic withdrawal. Redemptions will be made at the per share net asset value of such shares next determined after the redemption request is received in good order by the Fund.

Good order means that:

•   You have provided adequate instructions

•   There are no outstanding claims against your account

•   There are no transaction limitations on your account

•   Your request includes a signature guarantee (see Shareholder Account Policies) if you:

— Are selling over $10,000 worth of shares

— Changed your account registration or address within the last 30 days

— Instruct the transfer agent to mail the check to an address different from the one on your account

— Want the check paid to someone other than the account owner(s)

— Are transferring the sale proceeds to a Quant mutual fund account with a different registration

— Are selling shares purchased over the Internet within 90 days and your bank account number has changed.

The Transfer Agent will accept redemption requests only on days the NYSE is open. The Transfer Agent will not accept requests for redemptions that are subject to any special conditions or which specify a future or past effective date, except for certain notices of redemptions exceeding $250,000 (see Payment of Redemption Amount).

Regardless of the method of redemption, for the first 90 days after the purchase of shares is made over the Internet, such shares will be paid only via ACH to the same bank account from which the payment to Quant Funds originated. If the bank account number changes during such 90 days, the shareholder must provide the Quant Funds with a signature guaranteed letter of instruction from a bank or a qualified broker/dealer changing the bank account number prior to such redemption.

The deferred sales charge of 1% has been waived on shares of Foreign Value Fund received in exchange for shares of the SSR IE Fund, provided, however, that if such shares were subject to a contingent deferred sales charge in the SSR IE Fund, such fee will be charged upon redemption of the Foreign Value Fund shares.

If you are selling or exchanging Institutional Shares you have owned for less than 61 days, a 2% redemption fee will be deducted. A redemption fee will not be charged on the following types of Institutional Share exchange or redemption transactions:

•   Transactions by accounts that the Quant Funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the Funds’ transfer agent by a financial intermediary or any other person or entity where the ownership of, or interest in, Fund shares by individuals or participants is held through the account and is not recorded and maintained by the Funds’ transfer agent or its affiliates); however, the fee will be imposed if:

(i)	the Funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level; and
(ii)	the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

•   Transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll reduction plans), exchange plans or withdrawal plans (“automated plans”) sponsored by the Quant Funds, if any;

•   Transactions following the death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;

•   Transactions involving shares transferred from another account or shares converted from another share class of the same Fund (in which case the redemption fee period will carry over to the acquired shares);

•   Transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the Funds or their agents in their sole discretion); and

•   Transactions due to a failure to meet account minimums, to pay account fees funded by share redemptions, and other similar non-discretionary transactions (e.g., in connection with fund mergers/acquisitions/liquidations).

In addition, the Quant Funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The Funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries. In addition, if an omnibus account holder informs the Funds or their agents that it has the systematic capability to assess the redemption fee at the individual account level but is unable to assess the fee in all circumstances under the Funds’ policies, the Funds and their agents reserve the right to permit the imposition of the fee under these limited circumstances.

These redemption fee exclusions are subject to any administrative policies and procedures developed by the Funds and their agents from time to time which may address such topics as the documentation necessary for the Funds to recognize a disability and determination of the application of the redemption fee in various circumstances (such as to certain individual account transactions with respect to shares held through an omnibus account, among others).

Depending upon the composition of a Fund’s shareholder accounts, a significant percentage of a Fund’s shareholders may not be subject to the redemption fee.

Written Request for Redemption

You can redeem all or any portion of your shares by submitting a written request for redemption signed by each registered owner of the shares exactly as the shares are registered. The request must clearly identify the account number and the number of shares or the dollar amount to be redeemed.

If you redeem more than $10,000, or request that the redemption proceeds be paid to someone other than the shareholder of record, or sent to an address other than the address of record, your signature must be guaranteed. The use of signature guarantees is designed to protect both you and the Funds from the possibility of fraudulent requests for redemption. See Shareholder Account Policies—Signature Guarantees and Other Requirements.

Shares may not be redeemed by facsimile request or by electronic mail.

Requests should be sent to:

Quant Funds

Attention: Transfer Agent

55 Old Bedford Road

Lincoln, Massachusetts 01773

Telephone Redemption

If you have elected the telephone redemption option on your Account Application, you can redeem your shares by calling the Transfer Agent at 1-800-326-2151 provided that you have not changed your address of record within the last thirty days. You must make your redemption request prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time). Once you make a telephone redemption request, you may not cancel it. The Funds, the Manager, the Distributor, and the Transfer Agent will not be liable for any loss or damage for acting in good faith on exchange or redemption instructions received by telephone reasonably believed to be genuine. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. It is the Funds’ policy to require some form of personal identification prior to acting upon instructions received by telephone, to provide written confirmation of all transactions effected by telephone, and to mail the proceeds of telephone redemptions only to the redeeming shareholder’s address of record.

Automatic Withdrawal Plan

If you have a minimum of $10,000 in your account, you may request withdrawal of a specified dollar amount (a minimum of $100) on either a monthly or quarterly basis. You may establish an Automatic Withdrawal Plan by completing the Automatic Withdrawal Form, which is available by calling 1-800-326-2151. You may stop your Automatic Withdrawal Plan at any time. Additionally, the Funds or the Transfer Agent may choose to stop offering the Automatic Withdrawal Plan.

Redemption through Broker/Dealers

You may sell shares back to the Funds through selected broker/dealers. You should contact your securities broker/dealer for appropriate instructions and for information concerning any transaction or service fee that may be imposed by the dealer or broker. Redemption requests received by the Distributor from dealers or brokers will receive that evening’s closing price if the requests are received by the dealer or broker from its customer prior to 4:00 p.m., Eastern time, and are transmitted to and received by the Distributor prior to its close of business that day.

Payment of Redemption Amount

The Funds will generally send redemption proceeds, less a deferred sales charge of 1% for Ordinary Shares and a 2% redemption fee for Institutional Shares where applicable, within three business days of the execution of a redemption request. However, if the shares to be redeemed represent an investment made by check or through the Automatic Investment Plan, the Funds reserve the right to hold the redemption check until monies have been collected by the Fund from the customers’ bank.

The Funds may suspend this right of redemption and may postpone payment for more than seven days only when the NYSE is closed for other than customary weekends and holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by order of the Securities and Exchange Commission. As set forth in the Prospectus, the Funds may also delay payment of redemption proceeds from shares purchased by check until the check clears, which may take seven business days or longer.

Except as noted below, a deferred sales charge amounting to 1% of the value of the shares redeemed will be withheld from the redemption proceeds of Ordinary Shares and paid to the Distributor. The deferred sales charge is also imposed when you transfer your shares from an account maintained with the Fund that is subject to the deferred sales charge to an account maintained by a broker-dealer that is not subject to the deferred sales charge due to one of the exceptions cited below. Because of this deferred sales charge, prospective investors should purchase Ordinary Shares only as a long-term investment.

The deferred sales charge is not imposed in the case of: (i) Institutional Shares; (ii) involuntary redemptions imposed by the Fund; (iii) redemptions of shares tendered for exchange; (iv) redemptions of shares held by contributory plans qualified under Section 401(k) of the Internal Revenue Code; and (v) redemptions of shares held in omnibus accounts maintained by no transaction fee (“NTF”) programs of certain broker-dealers pursuant to a written agreement between the broker-dealer and the Fund, the Manager and/or the Distributor. However, the deferred sales charge will be imposed on redemptions of shares maintained by NTF programs held for fewer than 31 calendar days. In addition, the deferred sales charge will not be imposed on redemptions of Ordinary Shares made by Fund Employees and related persons qualified to purchase Institutional Shares.

Redemptions in Excess of $250,000

The Funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that a Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Funds do not expect to make in-kind distributions, and if they do, the Funds will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund’s net assets, whichever is less. The Funds will pay all of your redemption proceeds in cash if you provide the Funds with at least 30 days’ notice before you plan to redeem. You must specify the dollar amount or number of shares to be redeemed and the date of the transaction, a minimum of 30 days after receipt of the instruction by the Funds. You may make the instruction by telephone if you have telephone redemption privileges; otherwise, your request must be in writing with all signatures guaranteed. If you make a request and subsequently cancel it, subsequent redemption requests may not all be paid in cash unless the subsequent request is at least 90 days after the date of the prior canceled redemption request.

CALCULATION OF NET ASSET VALUE

Net asset value (“NAV”) for one Fund share is the value of that share’s portion of all of the net assets in the Fund. A Fund calculates its NAV by adding the value of the Fund’s investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Net asset value per share of each class of shares of a Fund will be determined as of the close of trading on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day on which the NYSE is open for trading. Currently, the NYSE is closed Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Emerging Markets and Foreign Value Funds may invest in securities listed on foreign exchanges that trade on days on which those Funds do not compute net asset value (i.e., Saturdays, Sundays and Exchange holidays) and the net asset value of shares of those Funds may be significantly affected on such days.

The Funds’ assets are valued primarily on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the market value has been materially affected by events occurring after the closing of an exchange or market and before the calculation of a Fund’s net asset value (a significant event), at fair value as determined in good faith in accordance with procedures approved by the Trustees. Other significant events which may materially affect market values may include a halt in trading for an individual security, significant fluctuations in domestic or foreign markets, or the unexpected close of a securities exchange or market as a result of natural disaster, an act of terrorism or significant governmental action. For certain securities, where no sales have been reported, the Fund may value such securities at the last reported bid price. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost.

Generally, Emerging Markets Fund and Foreign Value Fund hold securities that are primarily listed and traded on a foreign exchange. Funds holding foreign securities translate values for any portfolio investments quoted in foreign currencies into U.S. dollars using currency exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s NAV. Because foreign markets may be open at different time than the New York Stock Exchange (NYSE), the value of a Fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE and before the time the NAV for a Fund is calculated. Occasionally, events affecting the value of foreign securities or currencies may occur between the close of the market on which the security trades and the close of the NYSE which will not be reflected in the computation of a Fund’s NAV. If events materially affecting the value of a Fund’s securities occur during such a period, then such securities may be valued at their fair value as determined in good faith in accordance with procedures approved by the Trustees.

SHAREHOLDER SERVICES

How to Reach Us

By Mail:	Quantitative Institutional Services,

55 Old Bedford Road,

Lincoln, MA 01773

By Telephone:	800-326-2151
On the Internet:	www.QuantFunds.com

Quant Funds Website

www.quantfunds.com

You can use the website to get:

•   Your current account information

•   Returns of all publicly available Quant mutual funds

•   Prospectuses for the Quant mutual funds

•   A copy of Quant Funds’ privacy notice

Household Delivery of Fund Documents

With your consent, Quant may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Quant Funds. If you wish to revoke your consent to this practice, you may do so by notifying Quant, by phone or in writing (see “How to contact us”). Quant will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.

Confirmation Statements

The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur.

Privacy

The Quant Funds have a policy that protects the privacy of your personal information. A copy of Quant Funds’ privacy notice was given to you at the time you opened your account. Quant Funds will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through the Quant Funds’ website.

Tax information

In January of each year, the fund will mail you information about the tax status of the dividends and distributions, if any, paid to you by the fund.

SHAREHOLDER ACCOUNT POLICIES

Exchange limitation

Quant Funds do not currently limit the number of exchange transactions you may make each year; however, the Funds intend to actively discourage short-term trading in fund shares because frequent trading can increase the expenses incurred by the Fund and make portfolio management less efficient. Short-term trading will be treated as described in Excessive Trading.

Excessive Trading

Frequent trading into and out of a Fund can disrupt portfolio management strategies, harm Fund performance by forcing the Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of a Fund’s portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. Funds investing in securities that may require special valuation processes (such as foreign securities or small cap securities) may have increased exposure to the risks of short term trading.

Each of the Quant Funds discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a Fund’s shares to be excessive for a variety of reasons, such as if:

•	You sell shares within a short period of time after the shares were purchased;
•	You make two or more purchases and redemptions within a short period of time;
•	You enter into a series of transactions that is indicative of a timing pattern or strategy; or
•	We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Quant Funds’ Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Quant Fund shares by Fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to a Fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of each Fund’s shareholders. While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in a Fund may be adversely affected.

Frequently, Quant Fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the Quant Funds’ policies.

In addition to monitoring trades, the policies and procedures provide that:

•	The Quant Funds will impose a 1% deferred sales charge on redemptions within 30 days of purchase of Fund shares through a NTF platform. See “How To Redeem—Payment of Redemption Amount.”
•

Quant Funds have adopted redemption fees that are incurred if you redeem Institutional Shares within a short period after purchase, including exchanges. These redemption fees are described in the prospectuses under “How To Redeem—Payment of Redemption Amount.”

Each Quant Fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that a Fund believes are requested on behalf of market timers. Each Quant Fund reserves the right to reject any purchase request by any investor or financial institution if the Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the Fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the Fund. The Fund and its shareholders do not incur any gain or loss as a result of a rejected order.

The Quant Funds and their agents may make exceptions to these policies if, in their judgment, a transaction does not represent excessive trading or interfere with the efficient management of a fund’s portfolio, such as purchases made through systematic purchase plans or payroll contributions.

The Quant Funds may impose further restrictions on trading activities by market timers in the future. The Funds’ prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

Signature guarantees and other requirements

You are required to obtain a signature guarantee when you are:

•	Requesting certain types of exchanges or sales of fund shares
•	Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Quant Funds will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted. Fiduciaries and corporations are required to submit additional documents to sell fund shares.

Minimum Account Size

Each Quant Fund requires that you maintain a minimum account size, currently 50 shares. If you hold fewer than the required minimum number of shares in your account, the Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 30 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Telephone and Website Access

You may have difficulty contacting the Quant Funds by telephone or accessing quantfunds.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Quant will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access quantfunds.com or reach the Quant Funds by telephone, you should communicate with the Fund in writing.

Share Certificates

The Quant Funds do not offer share certificates. Shares are electronically recorded.

OTHER POLICIES

The Quant Funds and the Distributor reserve the right to:

•

charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The Fund will provide 60 days’ notice of material amendments to or termination of the exchange privilege.

•	revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission.

The Quant Funds reserve the right to:

•

suspend transactions in Fund shares when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the Funds to sell or value their portfolio securities.

•

redeem in kind by delivering to you portfolio securities owned by the Fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash.

Disclosure of Portfolio Holdings

The Quant Funds have established a policy with respect to the disclosure of Fund portfolio holdings. A description of this policy is provided in the Funds’ SAI. In addition, the following information is generally available to you on the Funds’ website at www.quantfunds.com:

Information	Approximate Date of Posting to Website
Fund’s top 10 holdings as of each quarter end	14 days after quarter end
Fund’s full securities holdings as of each quarter end	30 days after quarter end

Note that the Quant Funds or its agents may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

DIVIDENDS, DISTRIBUTIONS, AND TAXATION

Dividends and Distributions

Each Fund’s policy is to pay at least annually as dividends substantially all of its net investment income and to distribute annually substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carryover. Normally, distributions are made once a year in December.

Unless you elect otherwise, all distributions will be automatically reinvested in additional shares of the Fund you own. You may also elect to have dividends, capital gains, or both paid in cash. All distributions, whether received in shares or cash, are taxable and must be reported by you on Federal income tax returns.

Taxation

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the Funds may have on your particular tax situation.

Taxability of Distributions

You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the Funds, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. If a portion of a Fund’s income consists of dividends paid by U.S.

corporations, a portion of the dividends paid by the Fund may be eligible for the dividends received deduction for corporate shareholders. Other distributions are generally taxable as ordinary income. Each Fund expects that the majority of its distributions will be designated as capital gains, however the proportion of such distributions may vary. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes. Fund distributions will reduce the Fund’s net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

If you are neither a citizen nor a resident of the U.S., the Funds will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Funds. The Funds are also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Funds’ Account Application for additional information regarding backup withholding of federal income tax.

Taxability of Transactions

When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

Further information relating to tax consequences is contained in the Statement of Additional Information. Fund distributions also may be subject to state, local and foreign taxes.

FINANCIAL HIGHLIGHTS

The following per share financial information for the Small Cap Fund, Growth and Income Fund, Emerging Markets Fund and Foreign Value Fund has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report thereon is incorporated by reference into the Statement of Additional Information. This condensed financial information should be read in conjunction with the related financial statements and notes thereto as incorporated by reference in the Statement of Additional Information.

QUANT SMALL CAP FUND

(For a share outstanding throughout each period)

	Ordinary Shares					Institutional Shares
	Years Ended March 31,					Years Ended March 31,
	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$19.93	$12.44	$18.71	$17.46	$24.82	$21.48	$13.34	$19.88	$18.46	$25.92
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	(0.24)	(0.19)	(0.12)	(0.22)	(0.22)	(0.14)	(0.11)	(0.05)	(0.14)	(0.10)
Net realized and unrealized gain/(loss) on securities	2.18	7.68	(5.32)	1.48	(4.18)	2.36	8.25	(5.66)	1.57	(4.40)
Total from Investment Operations	1.94	7.49	(5.44)	1.26	(4.40)	2.22	8.14	(5.71)	1.43	(4.50)
Less Distributions:
Dividends from net investment income	—	—	—	—	—	—	—	—	—	—
Distributions from realized capital gains	(0.74)	—	(0.83)	(0.01)	(2.96)(f)	(0.74)	—	(0.83)	(0.01)	(2.96) (f)
Total Distributions	(0.74)	—	(0.83)	(0.01)	(2.96)	(0.74)	—	(0.83)	(0.01)	(2.96)
Net Asset Value, End of Period	$21.13	$19.93	$12.44	$18.71	$17.46	$22.96	$21.48	$13.34	$19.88	$18.46
Total Return (d)	9.76%	60.21%	(29.24)%	7.19%	(18.49)%	10.37%	61.02%	(28.87)%	7.72%	(18.07)%
Net Assets, End of Period (000's)	$80,199	$69,851	$42,545	$65,153	$60,320	$9,616	$8,089	$5,459	$7,712	$8,257
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Excluding credits	1.98%	2.00%	2.04%	1.97%	1.92%	1.48%	1.50%	1.54%	1.47%	1.42%
Gross	1.98%	2.00%	2.04%	1.97%	1.92%	1.48%	1.50%	1.54%	1.47%	1.42%
Including custody credits	1.98%	2.00%	2.04%	1.96%	1.92%	1.48%	1.50%	1.54%	1.46%	1.42%
Ratio of net investment income (loss) to average net assets (c)	(1.17)%	(1.13)%	(0.81)%	(1.18)%	(0.98)%	(0.65)%	(0.63)%	(0.31)%	(0.69)%	(0.44)%
Portfolio Turnover	43%	67%	62%	93%	76%	43%	67%	62%	93%	76%
(a)	Per share numbers have been calculated using the average shares method.
(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
(c)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)

Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)	Ratios of expenses to average net assets shows:
	—	Excluding Credits: total expenses less fee waivers and reimbursements by the investment advisor, if any.

—	Gross: total expenses not taking into account fee waivers and reimbursements by the investment advisor or custody earnings credits, if any.
—	Including Credits: expenses less fee waivers and reimbursements by the investment advisor and reduced by custody earnings credits, if any.

(f)         Distributions from realized capital gains include distributions in excess of realized capital gains of $0.35 per share.

FINANCIAL HIGHLIGHTS—Continued

QUANT GROWTH AND INCOME FUND

(For a share outstanding throughout each period)

	Ordinary Shares					Institutional Shares
	Years Ended March 31,					Years Ended March 31,
	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.19	$9.58	$12.87	$13.95	$25.88	$12.65	$9.90	$13.23	$14.25	$26.22
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.01	(0.02)	(0.06)	(0.12)	(0.22)	0.07	0.03	(0.01)	(0.05)	(0.12)
Net realized and unrealized gain/(loss) on securities	0.68	2.63	(3.23)	(0.48)	(8.34)	0.71	2.72	(3.32)	(0.49)	(8.48)
Total from Investment Operations	0.69	2.61	(3.29)	(0.60)	(8.56)	0.78	2.75	(3.33)	(0.54)	(8.60)
Less Distributions:
Dividends from net investment income	—	—	—	—	—	—	—	—	—	—
Distributions from realized capital gains	—	—	—	(0.48)	(3.37)	—	—	—	(0.48)	(3.37)
Total Distributions	—	—	—	(0.48)	(3.37)	—	—	—	(0.48)	(3.37)
Net Asset Value, End of Period	$12.88	$12.19	$9.58	$12.87	$13.95	$13.43	$12.65	$9.90	$13.23	$14.25
Total Return (d)	5.66%	27.24%	(25.56)%	(4.44)%	(35.20)%	6.17%	27.78%	(25.17)%	(3.92)%	(34.89)%
Net Assets, End of Period (000's)	$46,015	$43,463	$36,484	$55,464	$60,587	$825	$747	$590	$1,415	$1,517
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Excluding credits	1.77%	1.81%	1.79%	1.72%	1.66%	1.27%	1.31%	1.29%	1.22%	1.16%
Gross	1.77%	1.81%	1.79%	1.72%	1.66%	1.27%	1.31%	1.29%	1.22%	1.16%
Including custody credits	1.76%	1.80%	1.76%	1.67%	1.64%	1.26%	1.30%	1.26%	1.17%	1.14%
Ratio of net investment income (loss) to average net assets (c)	0.08%	(0.20)%	(0.61)%	(0.86)%	(1.05)%	0.54%	0.30%	(0.13)%	(0.36)%	(0.56)%
Portfolio Turnover	160%	180%	36%	46%	64%	160%	180%	36%	46%	64%
(a)	Per share numbers have been calculated using the average shares method.
(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
(c)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)

Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)	Ratios of expenses to average net assets shows:

— Excluding Credits: total expenses less fee waivers and reimbursements by the investment advisor, if any.

— Gross: total expenses not taking into account fee waivers and reimbursements by the investment advisor or custody earnings credits, if any.

— Including Credits: expenses less fee waivers and reimbursements by the investment advisor and reduced by custody earnings credits, if any.

FINANCIAL HIGHLIGHTS—Continued

QUANT EMERGING MARKETS FUND

(For a share outstanding throughout each period)

	Ordinary Shares					Institutional Shares
	Years Ended March 31,					Years Ended March 31,
	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.71	$6.12	$7.24	$6.57	$9.39	$12.82	$6.17	$7.30	$6.62	$9.48
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.14	0.04	0.06	0.04	0.05	0.24	0.04	0.07	0.08	0.09
Net realized and unrealized gain/(loss) on securities	1.86	6.58	(1.14)	0.68	(2.87)	1.84	6.68	(1.13)	0.69	(2.91)
Total from Investment Operations	2.00	6.62	(1.08)	0.72	(2.82)	2.08	6.72	(1.06)	0.77	(2.82)
Less Distributions:
Dividends from net investment income	(0.20)	(0.03)	(0.04)	(0.05)	—	(0.23)	(0.07)	(0.07)	(0.09)	(0.04)
Distributions from realized capital gains	(0.28)	—	—	—	—	(0.28)	—	—	—	—
Total Distributions	(0.48)	(0.03)	(0.04)	(0.05)	—	(0.51)	(0.07)	(0.07)	(0.09)	(0.04)
Net Asset Value, End of Period	$14.23	$12.71	$6.12	$7.24	$6.57	$14.39	$12.82	$6.17	$7.30	$6.62
Total Return (d)	15.89%	108.18%	(14.97)%	11.11%	(30.03)%	16.42%	109.05%	(14.58)%	11.78%	(29.70)%
Net Assets, End of Period (000's)	$61,681	$39,977	$11,207	$10,931	$9,598	$1,082	$2,365	$282	$2,037	$1,935
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Excluding credits	1.96%	2.07%	2.30%	2.32%	2.30%	1.46%	1.57%	1.80%	1.82%	1.80%
Gross	1.96%	2.07%	2.46%	2.32%	2.30%	1.46%	1.57%	1.96%	1.82%	1.80%
Including custody credits	1.96%	2.07%	2.29%	2.31%	2.30%	1.46%	1.57%	1.79%	1.81%	1.80%
Ratio of net investment income (loss) to average net assets (c)	1.12%	0.39%	0.88%	0.67%	0.62%	1.84%	0.36%	1.22%	1.18%	1.10%
Portfolio Turnover	53%	45%	150%	38%	42%	53%	45%	150%	38%	42%
(a)	Per share numbers have been calculated using the average shares method.
(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
(c)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)

Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)	Ratios of expenses to average net assets shows:

— Excluding Credits: total expenses less fee waivers and reimbursements by the investment advisor, if any.

— Gross: total expenses not taking into account fee waivers and reimbursements by the investment advisor or custody earnings credits, if any.

— Including Credits: expenses less fee waivers and reimbursements by the investment advisor and reduced by custody earnings credits, if any.

FINANCIAL HIGHLIGHTS—Continued

QUANT FOREIGN VALUE FUND

(For a share outstanding throughout each period)

	Ordinary Shares					Institutional Shares
	Years Ended March 31,					Years Ended March 31,
	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$13.50	$7.80	$9.67	$8.66	$9.05	$13.53	$7.83	$9.72	$8.68	$9.06
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.15	0.22	0.10	0.06	0.10	0.17	0.30	0.12	0.09	0.14
Net realized and unrealized gain/(loss) on securities	2.66	5.60	(1.91)	0.97	(0.49)	2.70	5.56	(1.92)	0.98	(0.52)
Total from Investment Operations	2.81	5.82	(1.81)	1.03	(0.39)	2.87	5.86	(1.80)	1.07	(0.38)
Less Distributions:
Dividends from net investment income	(0.12)	(0.12)	(0.06)	(0.02)	—	(0.15)	(0.16)	(0.09)	(0.03)	—
Distributions from realized capital gains	(0.27)	—	—	—	—	(0.27)	—	—	—	—
Total Distributions	(0.39)	(0.12)	(0.06)	(0.02)	—	(0.42)	(0.16)	(0.09)	(0.03)	—
Net Asset Value, End of Period	$15.92	$13.50	$7.80	$9.67	$8.66	$15.98	$13.53	$7.83	$9.72	$8.68
Total Return (d)	20.99%	74.77%	(18.80)%	11.93%	(4.30)%	21.35%	75.07%	(18.62)%	12.37%	(4.18)%
Net Assets, End of Period (000's)	$202,655	$88,425	$29,468	$32,471	$14,410	$21,317	$11,875	$862	$809	$616
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Excluding credits	1.80%	1.81%	1.93%	1.93%	1.96%	1.55%	1.56%	1.68%	1.69%	1.71%
Gross	1.80%	1.81%	1.93%	1.93%	1.97%	1.55%	1.56%	1.68%	1.69%	1.72%
Including custody credits	1.80%	1.81%	1.93%	1.92%	1.96%	1.55%	1.56%	1.68%	1.68%	1.71%
Ratio of net investment income (loss) to average net assets (c)	1.04%	1.90%	1.20%	0.74%	1.12%	1.22%	2.52%	1.40%	0.99%	1.53%
Portfolio Turnover	10%	48%	7%	9%	45%	10%	48%	7%	9%	45%
(a)	Per share numbers have been calculated using the average shares method.
(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
(c)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)

Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)	Ratios of expenses to average net assets shows:
	—	Excluding Credits: total expenses less fee waivers and reimbursements by the investment advisor, if any.

—	Gross: total expenses not taking into account fee waivers and reimbursements by the investment advisor or custody earnings credits, if any.
—	Including Credits: expenses less fee waivers and reimbursements by the investment advisor and reduced by custody earnings credits, if any.

OBTAINING ADDITIONAL INFORMATION

More information about the Quant Funds may be obtained free upon request.

The Quant Funds’ Statement of Additional Information (SAI) and annual and semi-annual reports to shareholders include additional information about the Funds. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during their last fiscal years. The SAI, the Fund’s financial statements and the auditor’s report on the financial statements included in the Funds’ most recent annual report to shareholders, are incorporated by reference into this Prospectus, which means they are part of this prospectus for legal purposes. Beginning with the fiscal periods ending after July 9, 2004, the Funds’ also file their complete schedules of portfolio holdings with the Securities and Exchange Commission (SEC) for the 1st and 3rd quarters of each fiscal year on Form N-Q. The Funds’ most recent portfolio holdings, as filed on Form N-Q, are also available at www.quant funds.com.

If you have questions about the Quant Funds or your account, or you wish to obtain free copies of the Funds’ current SAI or annual or semi annual reports, please contact your financial adviser or contact us by mail, by telephone or on the Internet.

By Mail:	Quantitative Institutional Services,

55 Old Bedford Road,

Lincoln, MA 01773

By Telephone:	800-326-2151
On the Internet:	www.QuantFunds.com

You may review and obtain copies of the Quant Funds’ SAI, financial reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, D.C. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You may get copies of this information, after payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Please call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. You may need to refer to the Funds’ file number.

SEC 1940 Act File #811-3790.

Distributed by U.S. Boston Capital Corporation, Member NASD, SIPC

Notes

Notes

Q U A N T F U N D S

O r d i n a r y S h a r e A c c o u n t A p p l i c a t i o n

Do not use this application form for an IRA account. For an IRA application or help with this application, please call us at 1-800-326-2151 or email us at info&commat;quantfunds.com. Mail to: Quant Funds, Attention: Transfer Agent, 55 Old Bedford Road, Lincoln, MA 01773.

1.	ACCOUNT REGISTRATION

(check one)

o	INDIVIDUAL OR JOINT ACCOUNT

Joint Accounts will be registered as joint tenants with rights of survivorship, unless otherwise specified.

FIRST NAME	MIDDLE INITIAL	LAST NAME

APPLICANT’S SOCIAL SECURITY NUMBER

APPLICANT’S DATE OF BIRTH

CITIZENSHIP OF APPLICANT (If other than U.S. please specify)

FIRST NAME OF JOINT OWNER	MIDDLE INITIAL	LAST NAME

JOINT OWNER’S SOCIAL SECURITY NUMBER

JOINT OWNER’S DATE OF BIRTH

CITIZENSHIP OF JOINT OWNER (If other than U.S. please specify)

o	CORPORATION, TRUST OR OTHER ENTITY

NAME OF CORPORATION OR OTHER ENTITY; if trust, include date of that instrument.

TYPE OF ENTITY		ENTITY’S TAXPAYER ID NUMBER
o	GIFT TO MINOR

CUSTODIAN’S NAME	(only one custodian permitted)

as custodian for

MINOR’S NAME	(only one minor permitted)

under the

STATE

Uniform Gifts/Transfer to Minors Act.

MINOR’S SOCIAL SECURITY NUMBER	DATE OF BIRTH
2.	ADDRESS, TELEPHONE AND OCCUPATION

STREET ADDRESS	APARTMENT OR BOX NUMBER

CITY	STATE	ZIP CODE

DAYTIME TELEPHONE (WITH AREA CODE)	EVENING TELEPHONE (WITH AREA CODE)

APPLICANT’S OCCUPATION	EMPLOYER

JOINT OWNER’S OCCUPATION	EMPLOYER

In the future, would you like to receive marketing /performance information by email? If yes, please list email address(es) below.

OWNER’S EMAIL

JOINT OWNER’S EMAIL

3.	INVESTMENT SELECTIONS

You must invest a minimum of $2,500. Please make checks payable to: Quant Funds (no cash or third party checks).

	Quant Small Cap Fund	$
	Quant Growth and Income Fund	$
	Quant Emerging Markets Fund	$
	Quant Foreign Value Fund	$
Total		$
4.	DISTRIBUTION OPTIONS

All income dividends and capital gains will be reinvested in additional shares of the Fund(s) you select unless you check one or both of the following boxes.

( Pay all income dividends in cash.

( Pay all capital gains in cash.

PLEASE CONTINUE APPLICATION ON REVERSE SIDE.

5.	TELEPHONE EXCHANGE AND REDEMPTION

To use either or both of these options, you must initial the appropriate line below.

I authorize you to accept any instructions from me or any other registered owner of the account by telephone, or in writing, without a signature guarantee, to:

|INITIAL JOINT INITIAL	Exchange shares for shares of another Quant Fund
INITIAL JOINT INITIAL	Redeem shares, and send the pro- ceeds to the address of record.

MOTHER’S MAIDEN NAME (for individual, joint, and UGMA accounts only.) Joint accounts – supply for first owner; UGMA accounts – supply for custodian.

6.	AUTOMATIC INVESTMENT PLAN

($1,000 minimum initial contribution)

( I/We authorize you to withdraw from my/our bank account $__________ ($100 minimum per Fund) on a monthly basis on or about the twentieth of each month to be invested in Ordinary Shares of

NAME OF FUND

under the terms set forth in the Prospectus.

Please attach an unsigned, voided check.

7.	SIGNATURES

By signing below:

•   PATRIOT ACT Certification: I certify that I have received, read and understand the PATRIOT ACT information provided in the prospectus, and that the information that I am providing is true and accurate. I understand that each Fund and/or its agents will not accept money and/or open this account on my behalf if my identity cannot be properly identified. I understand that Funds may request certain information to verify my identity (e.g., driver’s license, passport, articles of incorporation) to verify my identity. I authorize the Fund and its agents to inquire from any source, including a consumer reporting agency, as to my identity (as required by federal law), creditworthiness and ongoing eligibility for the account (and that of my spouse, if I live in a community property state) at account opening, at any time through the life of the account, and thereafter for debt collection or investigative purposes.

•   I certify that I am of legal age in my state of residence and that I have the authority and legal capacity to open and give instructions for this account.

•   I certify that I have received and read the current prospectus of each Fund listed in Section 3 in which I am investing. I agree to read the prospectus for any Quant Fund(s) into which I request an exchange in the future. I understand that the terms, representations and conditions in this application and the prospectus, as amended from time to time, will apply to this account and any account established at a later date.

•   I authorize each Quant Fund and its agents to establish the options selected in Sections 4, 5 and 6. I understand that these authorizations will be applicable to all of the Quant Funds.

•   I authorize each Quant Fund and its agents to act upon instructions (by phone, in writing or by other means) believed to be genuine and in accordance with procedures described in the prospectus for this account or any account into which exchanges are made. I agree that none of the Quant Funds, their distributor, transfer agent or affiliated companies, or their directors, trustees or employees will be liable for any loss, cost or expense as a result of acting on such instructions, provided the Fund employs reasonable procedures to confirm that such instructions are genuine.

•   I authorize and consent for each Fund account to the consolidation of mailing (i.e., “householding”) of documents such as prospectuses, shareholder reports, proxies and other similar documents. I understand that I may contact the Funds to revoke my consent.

•   I authorize the Fund and its agents to issue credits to and make debits from the account for which I have provided a voided check in Section 6. I agree that each Quant Fund and its agents shall be fully protected in honoring any such transaction. I also agree that the Fund may make additional attempts to debit/credit my account if the initial attempt fails and that I will be liable for any associated costs. I agree that if I submit bank information that is for a bank that does not participate in the Automated Clearing House (ACH) or provide information for a nonbank account, the Fund will price my shares at the net asset value next determined after the Fund receives good funds.

Under penalties of perjury:

(1) The Taxpayer Identification Number (Social Security Number) shown on this form is correct.

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding. Cross out item (2) if you have been notified by the IRS that you are currently subject to backup withholding.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE OF APPLICANT	DATE

PRINT NAME	TITLE (if applicable)

SIGNATURE OF JOINT OWNER	DATE

PRINT NAME	TITLE (if applicable)

If you are signing for a corporation, you must indicate corporate office or title. If you wish additional signatories on the account, please include a corporate resolution. If signing as a fiduciary, you must indicate capacity. For information or additional options, such as IRA Account Applications, rollover requests for qualified retirement plans, Institutional Share Applications, or for wire instructions, please call us at 1-800-326-2151 or email us at info@quantfunds.com.

DEALER OR ADVISOR (for broker-dealer use only)

FIRM                                 REP. NO

QUANT FUNDS

STATEMENT OF ADDITIONAL INFORMATION

JULY 30, 2005

This Statement of Additional Information ("SAI") contains information which may be of interest to investors but which is not included in the Prospectus for the Quant Funds (the "Funds"). This SAI is not a Prospectus and is only authorized for distribution when accompanied by the Funds' Prospectus which is dated July 30, 2005, and should be read in conjunction with the Prospectus. This SAI incorporates by reference information from the Funds' Annual Report dated March 31, 2005. Investors may obtain a free copy of the Prospectus and/or the Annual Report by writing Quant Funds, 55 Old Bedford Road, Lincoln, MA 01773 or by calling 1-800-326-2151.

TABLE OF CONTENTS

PAGE
INVESTMENT OBJECTIVES AND POLICIES	.....................................................................................
OTHER INVESTMENT PRACTICES	.................................................................................
INVESTMENT RESTRICTIONS OF THE FUNDS	.................................................................................
MANAGEMENT OF THE FUNDS	........................................................................................................
PORTFOLIO TRANSACTIONS	.........................................................................................................
DISCLOSURE OF PORTFOLIO HOLDINGS
HOW TO INVEST	...................................................................................................................
HOW TO MAKE EXCHANGES	..................................................................................................................
HOW TO REDEEM	..........................................................................................................................
CALCULATION OF NET ASSET VALUE	......................................................................................
DISTRIBUTIONS	.............................................................................................................................
TAXATION	...........................................................................................................................................
PERFORMANCE MEASURES	..............................................................................................................
THE QUANT FUNDS	.............................................................................................................
PROXY VOTING POLICIES	...................................................................................................
EXPERTS	.......................................................................................................................................
APPENDIX	.......................................................................................................................................

INVESTMENT OBJECTIVES AND POLICIES

The Funds are series of the Quantitative Group of Funds, or Quant Funds, a registered, open-end, management investment company (the "Trust"). The Funds are non-diversified. The investment objectives and policies of the Funds are summarized in the text of the Prospectus following the captions BASIC INFORMATION ABOUT THE FUNDS and Non-Principal INVESTMENT POLICIES AND RELATED RISKS. There is no assurance that the Funds' objectives will be achieved. This SAI contains certain additional information about those objectives and policies. Capitalized terms used in this SAI but not defined herein have the same meaning as in the Prospectus.

OTHER INVESTMENT PRACTICES

CONVERTIBLE SECURITIES. Each of the Funds may invest in convertible securities, such as convertible debentures, bonds and preferred stock, which allow the holder thereof to convert the instrument into common stock at a specified share price or ratio. The price of the common stock may fluctuate above or below the specified price or ratio, which may allow a Fund the opportunity to purchase the common stock at below market price or, conversely, render the right of conversion worthless. The Funds will invest in convertible securities primarily for their equity characteristics.

OTHER INVESTMENT COMPANIES. The Funds may invest in the securities of other investment companies to the extent that such investments are consistent with a Fund’s investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company.

Subject to the limitations on investments in other investment companies, Quant Emerging Markets Fund may invest up to 10% of its total assets in closed-end country funds whose shares are traded in the United States. Investments in closed-end funds may allow the Fund to attain exposure to a broader base of companies in certain emerging markets and to avoid foreign government restrictions that may limit direct investment in a country's equity markets. Closed-end funds are managed pools of securities of companies having their principal place of business in a particular foreign country. Shares of certain of these closed-end investment companies may at times only be acquired at market premiums to their net asset values.

The limitations on investments in other investment companies do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. A Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

EXCHANGE TRADED FUNDS. Subject to the limitations on investment in OTHER INVESTMENT COMPANIES as such may be modified by an exemptive order from the Securities and Exchange Commission with respect to a particular exchange traded fund (ETF), a Fund may invest in ETFs.

ETFs, such as SPDRs, NASDAQ 100 Index Trading Stock (QQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automatic Quotation System (Nasdaq). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market.

There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. A Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

INVESTMENTS IN INITIAL PUBLIC OFFERINGS. To the extent consistent with its investment objective, each of the Funds may invest up to 5% of its total net assets (at time of purchase) in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the fund’s investment performance. A Fund cannot assure that investments in initial public offerings will continue to be available to the Fund or, if available, will result in positive investment performance. In addition, as the Fund’s portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.

DERIVATIVES. Each Fund may, but is not required to, engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depend upon, or are derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as "over the counter"). Each Fund may use derivatives both for hedging and non-hedging purposes. Although each Fund's Advisor has the flexibility to use these strategies, it may choose not to for a variety of reasons, even under very volatile market conditions. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management and each Fund will depend on its Advisor's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. A Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to a Fund.

OPALS. The Emerging Markets Fund and Foreign Value Fund may each invest in OPALS. OPALS represent an interest in a basket of securities of companies primarily located in a specific country generally designed to track an index for that country. Investments in OPALS are subject to the same risks inherent in directly investing in foreign securities. See RISK CONSIDERATIONS - FOREIGN SECURITIES in the Prospectus. In addition, because the OPALS are not registered under the securities laws, they may only be sold to certain classes of investors, and it may be more difficult for the Fund to sell OPALS than other types of securities. However, the OPALS may generally be exchanged with the issuer for the underlying securities, which may be more readily tradable.

DEPOSITORY RECEIPTS. Each Fund may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts differ from receipts sponsored by an issuer in that they may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

FOREIGN CURRENCY TRANSACTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Since investments in foreign companies will usually involve currencies of foreign countries, and since the Foreign Value and Emerging Markets Funds may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of these Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. The Foreign Value and Emerging Markets Funds will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Foreign Value and Emerging Markets Funds will generally not enter into a forward contract with a term of greater than one year. The Funds' Custodian (as defined below) will place cash or liquid debt securities into a segregated account of the series in an amount equal to the value of the Funds' total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds' commitments with respect to such contracts.

The Foreign Value and Emerging Markets Funds will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will seek to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a Fund's Advisor believes that the currency of a particular foreign country may experience an adverse movement against the U.S. dollar, it may enter into a forward contract to sell an amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies where certain of such currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit a substantial portion, or up to 75% of the value of its assets, to the consummation of these contracts. The Fund's Advisor will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Other than as set forth above, the Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Fund's Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Funds are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the relevant Fund's Advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

SHORT-TERM DEBT OBLIGATIONS. The Funds may invest in Short-Term Debt Obligations for temporary defensive purposes, and each Fund may invest in Short-term Debt Obligations for liquidity purposes (e.g., for redemption of shares, to pay expenses or pending other investments). Short-term Debt Obligations may include obligations of the U.S. government and (in the case of the Foreign Value Fund and Emerging Markets Fund) securities of foreign governments. Short-term Debt Obligations may also include certificates of deposit and bankers' acceptances issued by U.S. banks (and, in the case of the Foreign Value Fund and Emerging Markets Fund, foreign banks) having deposits in excess of $2 billion, commercial paper, short-term corporate bonds, debentures and notes and repurchase agreements, all with one year or less to maturity. Investments in commercial paper are limited to obligations (i) rated Prime-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation, or in the case of any instrument that is not rated, of comparable quality as determined by the Manager or Advisor, or (ii) issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by Standard & Poor's. Investments in other corporate obligations are limited to those having maturity of one year or less and rated Aaa or Aa by Moody's or AAA or AA by Standard & Poor's. The value of fixed-income securities may fluctuate inversely in relation to the direction of interest rate changes.

BOND RATINGS.

The Moody's Investors Service, Inc. bond ratings cited above are as follows:

Aaa: Bonds that are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure.

Aa: Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or other elements may make long-term risks appear greater than those of "Aaa" securities.

The Standard & Poor's Corporation bond ratings cited above are as follows:

AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

REPURCHASE AGREEMENTS. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week), subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Funds will enter into repurchase agreements only with (i) commercial banks or (ii) registered broker-dealers. Although each Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions, it is the Funds' present intention to enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies or instrumentalities. While the repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to the resale price stated in the agreements (and, for this purpose, the underlying security will be marked to market daily), if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

SECURITIES LOANS. Each Fund may make secured loans of its portfolio securities amounting to not more than 30% of its total assets. See INVESTMENT RESTRICTIONS OF THE FUNDS. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in the recovery of the securities or loss of rights in the collateral should the borrower fail financially. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or cash equivalents (such as U.S. Treasury bills) at least equal at all times to the market value of the securities lent. The borrower pays to a Fund an amount equal to any dividends or interest received on the securities lent. A Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. Although voting rights, or rights to consent with respect to the loaned securities, pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call such loans in order to sell the security involved.

OPTIONS. Each Fund may write covered call options that are traded on national securities exchanges with respect to stocks in its portfolio (ensuring that each Fund at all times will have in its portfolios the securities which it may be obligated to deliver if the options are exercised). The "writer" of a call option gives to the purchaser of that option the right to buy the underlying security from the writer at the exercise price prior to the expiration date of the call. Call options are generally written for periods of less than six months. Each Fund may write covered call options on securities in its portfolios in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. Each Fund may also write call options to partially hedge a possible stock market decline. Because each Fund's objective is growth of capital, covered call options would not be written except at a time when it is believed that the price of the common stock on which the call is being written will not rise in the near future and the Fund does not desire to sell the common stock for tax or other reasons. The writer of a covered call option receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as each Fund remains obligated as a writer of covered calls, it foregoes the opportunity to profit from increases in the market prices of the underlying securities above the exercise prices of the options, except insofar as the premiums represent such profits, and retain the risk of loss should the value of the underlying securities decline. Each Fund may also enter into "closing purchase transactions" in order to terminate its obligations as a writer of covered call options prior to the expiration of the options. Although limiting writing covered call options to those which are traded on national securities exchanges increases the likelihood of being able to make closing purchase transactions, there is no assurance that each Fund will be able to effect such transactions at any particular time or at an acceptable price. If each Fund was unable to enter into a closing purchase transaction, the principal risks to each Fund would be the loss of any capital appreciation of the underlying security in excess of the exercise price and the inability to sell the underlying security in a down market until the call option was terminated. The writing of covered call options could result in an increase in the portfolio turnover rate of each Fund, especially during periods when market prices of the underlying securities appreciate.

SHORT SALES. No securities will be sold short if, after giving effect to any short sales, the value of all securities sold short would exceed 25% of the Fund's net assets. The Fund will place in a segregated account with its Custodian an amount of cash or U.S. government securities equal to the difference between (i) the market value of the securities sold short at the time of sale and (ii) any cash or securities required by the broker to be deposited as margin for the short sale (excluding the proceeds of the short sale). The value of U.S. government securities and cash in the segregated account will be marked to market daily and additional deposits will be added if the value of the Fund's short position declines. At all times, however, the deposits in the segregated account together with the amounts held by the broker as margin will not be less than the initial market value of the securities sold short. In addition, all of the Funds may sell short securities identical to ones that they own in their portfolios.

FORWARD COMMITMENTS. Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"), if the Fund holds, and maintains until the settlement date in a segregated account with the Funds' Custodian, cash or Short-term Debt Obligations in an amount sufficient to meet the purchase price.

These debt obligations will be marked to market on a daily basis and additional liquid assets will be added to such segregated accounts as required. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

WARRANTS. The Funds may invest in warrants purchased as units or attached to securities purchased by the series. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

ILLIQUID SECURITIES. Securities which do not trade on stock exchanges or in the over the counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that a Fund may have difficulty, or may even be legally precluded from, selling at any particular time. The Funds may invest in illiquid securities, including restricted securities and other investments that are not readily marketable. A Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that a Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the security with the Securities and Exchange Commission (the Commission"), and otherwise obtaining listing on a securities exchange or in the over the counter market.

ALTERNATIVE STRATEGIES. At times each Fund's Advisor may judge that market conditions make pursuing the fund's investment strategies inconsistent with the best interests of its shareholders. Each Fund's Advisor may then temporarily use alternative strategies that are mainly designed to limit the Fund's losses. These alternative strategies may include the purchase of debt, money market investments and other investments not consistent with the investment strategies of the Fund. Although each Fund's Advisor has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

PORTFOLIO TURNOVER. A change in securities held by a Fund is known as "portfolio turnover" and almost always involves the payment by the Fund of brokerage commissions or dealer markups and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and may affect taxes paid by shareholders to the extent short-term gains are distributed. Portfolio turnover is not a limiting factor with respect to investment decisions by any Fund.

The portfolio turnover rates for the Funds were as follows:

	Fiscal Years Ended March 31,
	2003	2004	2005
SMALL CAP FUND	62%	67%	43%
GROWTH AND INCOME FUND	36%	180%	160%
EMERGING MARKETS FUND	150%	45%	53%
FOREIGN VALUE FUND	7%	48%	10%

INVESTMENT RESTRICTIONS OF THE FUNDS

As fundamental policies, which may not be changed without "a vote of the majority of the outstanding voting securities" of a Fund (as defined below), a Fund will not take any of the following actions:

(1)

purchase any security if as a result a Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer;

(2)

purchase any security if as a result any Fund would then have more than 10% of the value of its net assets (taken at current value) invested in any of the following types of investment vehicles: in securities of companies (including predecessors) less than three years old, in securities which are not readily marketable, in securities which are subject to legal or contractual restrictions on resale ("restricted securities") and in repurchase agreements which have a maturity longer than seven (7) days, provided, however, that no Fund may invest more than 15% of its assets in illiquid securities;

(3)

make short sales of securities or maintain a short position unless at all times when a short position is open the particular Fund owns an equal amount of such securities or securities convertible into, or exchangeable without payment of any further consideration for, securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. Such sales of securities subject to outstanding options would not be made. A Fund may maintain short positions in a stock index by selling futures contracts on that index;

(4)

issue senior securities, borrow money or pledge its assets except that a Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Fund will not purchase any additional portfolio securities so long as its borrowings amount to more than 5% of its total assets. (For purposes of this restriction, collateral arrangements with respect to the writing of covered call options and options on index futures and collateral arrangements with respect to margin for a stock index future are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of stock index futures or the purchase of related options are deemed to be the issuance of a senior security.);

(5)

purchase or retain securities of any company if, to the knowledge of the Funds, officers and Trustees of the Funds or of the Manager or of the Advisor of the particular Funds who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

(6)	buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

(7)	act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain provisions of the federal securities laws;

(8)	make investments for the purpose of exercising control or management;

(9)	participate on a joint or joint and several basis in any trading account in securities;

(10)

write, purchase, or sell puts, calls or combinations thereof, except that the Fund may (i) write covered call options with respect to all of its portfolio securities; (ii) purchase put options and call options on widely recognized securities indices, common stock of individual companies or baskets of individual companies in a particular industry or sector; (iii) purchase and write call options on stock index futures and on stock indices; (iv) sell and purchase such options to terminate existing positions;

(11)	invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies that invest in or sponsor such programs;

(12)

make loans, except (i) through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions, (ii) through repurchase agreements and loans of portfolio securities (limited to 30% of the value of a Fund's total assets). The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan; or

(13)	invest more than 25% of the value of its total assets in any one industry.

(14)

invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

Although certain of these policies envision a Fund maintaining a position in a stock index by selling futures contracts on that index and also envision that under certain conditions one or more Funds may engage in transactions in stock index futures and related options, the Funds do not currently intend to engage in such transactions.

No more than 5% of the value of a Fund's total assets will be invested in repurchase agreements that have maturity longer than seven (7) days. (Investments in repurchase agreements which have a longer maturity are not considered to be readily marketable and their purchase is therefore also restricted as set forth in restriction number (2) above). In addition, a Fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the 1940 Act.

All percentage limitations on investments, except the percentage limitations with respect to borrowing in fundamental policy (4) above, will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

As provided in the 1940 Act, a "vote of a majority of the outstanding voting securities" necessary to amend a fundamental policy as to any Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such Fund or (2) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT OF THE FUNDS

The Trustees of the Trust are responsible for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance. The majority of the Trustees are otherwise not affiliated with the Funds.

NON-INTERESTED TRUSTEES (7)

Name, Address and (Age) (1)	Position with Fund, Term of Office And Length of time Served (2)	Principal Occupation(s) During Past Five Years (3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director

Robert M. Armstrong (66)	Trustee	President, Alumni Career Services, Inc. (consulting firm)	4	None
John M. Bulbrook (63)	Trustee	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc.	4	John M. Bulbrook Insurance Agency Inc.
Edward E. Burrows (73)	Trustee	Independent consulting actuary - employee benefit plans; formerly Vice President and Director of Actuarial Services, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, PC (law firm/consulting); formerly President, The Pentad Corporation (employee benefit consultants and actuaries).	4	Former Director of Actuarial Services, Mintz, Levin, Cohn, Ferris, Glovsky, and Popeo, PC(law firm / consulting)
Joseph J. Caruso (62)	Trustee (since 1999)	Principal, Bantam Group	4	Boston Micromachines; PA Instruments; Acumenta; QD Vision
Clinton S. Marshall (48)	Trustee (since 2003)	Owner, Coastal CFO Solutions; CFO, Fore River Company; Finance Director, Northern York County Family YMCA; CFO and Board Member of Great Works Internet; CFO, Holographix; CFO, EVibe.com; CFO, HealthWatch Technologies; Vice President of Finance, Tom's of Maine	4	None

INTERESTED TRUSTEES (4, 7) AND OFFICERS (7)

Leon Okurowski (63)	Vice President, Treasurer	Director and Vice President, U.S. Boston Capital Corporation	4

AB&T; Everest USB Canadian

Storage, Inc.; Quantitative Investment Advisors, Inc.; U.S. Boston Corporation; U.S. Boston Asset Management Corporation; USB Corporation; USB Everest Management, LLC; USB Everest Storage LLC; USB Greenville - 86, Inc.; USB-85 Restaurant Associates, Inc.; USB Atlantic Associates, Inc.; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation

Willard L. Umphrey (64)	Trustee, President, Chairman	Director, U.S. Boston Capital Corporation	4

AB&T U.S. Boston Corporation; U.S. Boston Asset Management Corporation; Quantitative Investment Advisors, Inc.; USB Corporation; USB Greenville - 86, Inc.; USB-85 Restaurant Associates, Inc.; USB Atlantic Associates, Inc.; U.S. Boston Insurance Agency, Inc.; Pear Tree Royalty Company, Inc.; U.S. Boston Capital Corporation

Elizabeth A. Watson (51)	Clerk (since 5/2004), Chief Compliance Officer (since 7/2004)

President and General Counsel (since 5/2004), U.S. Boston Capital Corporation; Vice President and General Counsel (since 5/2004), Quantitative Investment Advisors, Inc.; Principal (2002-2004), Watson & Associates (law firm); Senior Counsel (1998-2002) and Director of Legal Product Management (1995-2002), Pioneer Investment Management USA Inc. (investment management firm)

		N/A	None
Deborah A. Kessinger (42)	Assistant Clerk (since 4/2005)

Risk Manager and Senior Counsel (since 9/2004), U.S. Boston Capital Corporation, Quantitative Investment Advisors, Inc.; Chief Compliance Office and General Counsel, Wainwright Investment Counsel, LLC (2000-2004); Compliance Attorney, Forefield, Inc. (2001-2004)

		N/A	None
Carol A. Higgins (46)	Assistant Treasurer (since 7/2005)

Financial Controller, USB Corporation; Clerk, USB Corporation, US Boston Corporation, US Boston Capital Corporation, US Boston Insurance Agency, USB Greenville - 86, Inc., USB-85 Restaurant Associates, Inc. and USB Atlantic Associates

		N/A	None

Notes:

1.	The mailing address of each of the officers and Trustees is 55 Old Bedford Road, Lincoln, Massachusetts 01773.

2.	Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

3.	The principal occupations of the officers and Trustees for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers.

4.

Messrs. Umphrey and Okurowski are "interested persons" (as defined in the 1940 Act) of the Funds, the Manager or an Advisor. They have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the following entities: the Trust, the Trust's investment advisor, Quantitative Advisors and the Fund's distributor, U.S. Boston Capital Corporation.

5.	Mr. Okurowski is also Vice President of the Fund's Distributor, U.S. Boston Capital Corporation and Treasurer of the Trust's investment advisor, Quantitative Advisors.

6.	Messrs. Umstead and Okurowski resigned from the Board of Trustees effective September 30, 2004.

7.	Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Effective April 1, 2004, the Trustees are compensated as follows: a $5,000 annual fee for all Trustees except the Audit Committee members and a $6,000 annual fee for Audit Committee members. For services rendered during the fiscal year ended March 31, 2005, the Funds paid Trustees' fees aggregating $39,471.

The following Compensation Table provides, in tabular form, the following data:

COLUMN (1)	All Trustees who receive compensation from the Trust.
COLUMN (2)	Aggregate compensation received by a Trustee from all series of the Trust.
COLUMNS (3) AND (4)	Pension or retirement benefits accrued or proposed to be paid by the Trust. The Trust does not pay its Trustees such benefits.
COLUMN (5)

Total compensation received by a Trustee from the Trust plus Compensation received from all Funds managed by the Manager for which a Trustee serves. As there are no such Funds other than the series of the Trust, this figure is identical to column (2).

COMPENSATION TABLE

for the fiscal year ended March 31, 2005

Name of Person, Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex Paid to Trustee
Robert M. Armstrong, Trustee	$5,500	N/A	N/A	$5,500
John M. Bulbrook, Trustee	$4,750	N/A	N/A	$4,750
Edward E. Burrows, Trustee	$5,500	N/A	N/A	$5,500
Joseph J. Caruso, Trustee	$4,750	N/A	N/A	$4,750
Clinton S. Marshall, Trustee	$5,500	N/A	N/A	$5,500
Leon Okurowski, Trustee*	$3,500	N/A	N/A	$3,500
Willard L. Umphrey, Trustee	$4,750	N/A	N/A	$4,750
David A. Umstead, Trustee*	$3,500	N/A	N/A	$3,500

* Messrs. Umstead and Okurowski resigned from the Board of Trustees effective September 30, 2004.

The Trust's Agreement and Declaration of Trust provides that the Funds will indemnify their Trustees and officers against liabilities and expenses incurred in connection with the litigation in which they may be involved because of their offices with the Funds, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Funds or that such indemnification would relieve any officer or Trustee of any liability to the Funds or their shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Funds, at their expense, will provide liability insurance for the benefit of their Trustees and officers.

Messrs. Umphrey and Okurowski, as officers of the Manager and the Distributor, will benefit from the management and distribution fees paid or allowed by the Funds.

At June 30, 2005, the officers and Trustees as a group owned in the aggregate 0.73% of the outstanding Ordinary Shares of the Small Cap Fund, 6.61% of the outstanding Institutional Shares of the Small Cap Fund, 0.59% of the outstanding Ordinary Shares of the Growth and Income Fund, 10.55% of the outstanding Institutional Shares of the Growth and Income Fund, 0.87% of the outstanding Ordinary Shares of the Emerging Markets Fund, 62.44% of the outstanding Institutional Shares of the Emerging Markets Fund, 0.29% of the outstanding Ordinary Shares of the Foreign Value Fund, and 7.79% of the outstanding Institutional Shares of the Foreign Value Fund.

TRUSTEE SHARE OWNERSHIP TABLE

For the Calendar Year ended December 31, 2004

Name of Trustee	Dollar Range of Equity Securities in Small Cap Fund	Dollar Range of Equity Securities in Growth and Income Fund	Dollar Range of Equity Securities in Emerging Markets Fund	Dollar Range of Equity Securities in Foreign Value Fund	Aggregate Dollar Range of Equity Securities in Quant Fund Complex

NON-INTERESTED TRUSTEES:

Robert M. Armstrong	$10,001-$50,000	$10,001-$50,000	None	None	$50,001-$100,000
John M. Bulbrook	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Edward E. Burrows	$50,000-$100,000	None	None	None	$50,000-$100,000
Joseph J. Caruso	$50,001-$100,000	None	None	None	$50,001-$100,000
Clinton S. Marshall	None	None	None	None	None
David A. Umstead*	None	None	None	None	None

INTERESTED TRUSTEES:

Leon Okurowski*	$50,001-$100,000	$10,001-$50,000	None	over $100,000	over $100,000
Willard L. Umphrey	$10,001-$50,000	None	$50,001-$100,000	$50,001-$100,000	over $100,000

* Messrs. Umstead and Okurowski resigned from the Board of Trustees effective September 30, 2004.

COMMITTEE STRUCTURE

For the Fiscal Year Ended March 31, 2005

The following table outlines the standing committees of the Trustees:

Name of Committee	Functions	Members	Number of Meetings During Last Fiscal Year

Audit	To approve independent Auditors, to review Audit results, to consider compliance matters raised by the Chief Compliance Officer and to review candidates and give recommendations of new Trustees to the full Board	Armstrong, Burrows, Marshall	3
Pricing	To discuss pricing anomalies as outlined in the Fund's Pricing Procedures	Bulbrook, Umphrey, Burrows*	4

* Mr. Burrows joined this Committee on October 28, 2004 after Mr. Umstead resigned from the Board of Trustees effective September 30, 2004.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF FUND SHARES

AS OF JUNE 30, 2005

Each of the following persons owned 5% or more of the classes of the following Funds. Beneficial owners of 25% or more of Class are presumed to be in control of the Class for the purposes of voting on certain matters submitted to shareholders.

SMALL CAP FUND	NAME AND ADDRESS	% OF OUTSTANDING INSTITUTIONAL SHARES
	The Max & Victoria Dreyfus Foundation, Inc. C/O Columbia Partners LLC 1775 Pennsylvania Avenue, N.W., 10th Floor Washington, DC 20006	19.47%
	The John Dickson Home C/O Columbia Partners LLC 1775 Pennsylvania Avenue, N.W., 10th Floor Washington, DC 20006	10.95%
	USB Corporation (Employee Incentive Savings Plan) 55 Old Bedford Road Lincoln, MA 01773	10.72%
	Millwrights & Machinery Erectors Local 1545, Pension Plan c/o Columbia Partners, LLC 1775 Pennsylvania Avenue, 10th Floor Washington, D.C. 20006	9.11%
	NSCC FSI/Fund/Serv Omnibus Account 55 Old Bedford Road Lincoln, MA 01773	7.63%
	Temple Preservation Foundation 1733 16th Street, N.W. Washington, D.C. 20009	6.74%

The Henry & Annie Hurt Home for the Blind c/o Columbia Partners, LLC 1775 Pennsylvania Avenue, N.W., 10th Floor Washington, DC 20006	5.03%

GROWTH AND INCOME FUND	NAME AND ADDRESS	% OF OUTSTANDING INSTITUTIONAL SHARES
	USB Corporation 55 Old Bedford Road Lincoln, MA 01773	67.16%
	NSCC FSI/Fund/Serv Omnibus Account 55 Old Bedford Road Lincoln, MA 01773	5.04%

EMERGING MARKETS FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	NSCC FSI/Fund/Serv Omnibus Account 55 Old Bedford Road Lincoln, MA 01773	36.12%*
EMERGING MARKETS FUND	NAME AND ADDRESS	% OF OUTSTANDING INSTITUTIONAL SHARES
USB Corporation 55 Old Bedford Road Lincoln, MA 01773	36.16%*	67.16%
	USB Corporation (Employee Incentive Savings Plan) 55 Old Bedford Road Lincoln, MA 01773	30.99%
	Mr. Willard L. Umphrey -SEP IRA 10 Florio Drive Concord, MA 01742	13.39%
	Mr. Willard L. Umphrey -IRA Rollover 10 Florio Drive Concord, MA 01742	5.53%

		*Total percentage includes various personal accounts.

FOREIGN VALUE FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	NSCC FSI/Fund/Serv Omnibus Account 55 Old Bedford Road Lincoln, MA 01773	53.85%*
% OF OUTSTANDING INSTITUTIONAL SHARES
	Northern Trust Co., Custodian for Oklahoma State University Foundation 801 South Canal Street Chicago, IL 60607	29.00%
	NSCC FSI/Fund/Serv Omnibus Account 55 Old Bedford Road Lincoln, MA 01773	16.89%*
*Total percentage includes various personal accounts.

THE MANAGER AND MANAGEMENT CONTRACT

Information on the Board of Trustees' approval of the existing Management Contract will be contained in the Funds' semi-annual report to be dated September 30, 2005. In addition, a detailed discussion of the Board of Trustees' consideration of the advisory and/or subadvisory agreements approved in April 2005 is provided below.

Each Fund employs a quantitative investment approach to selecting investments among other considerations. Each approach generally is developed as a result of research conducted by a team of individuals. The same investment strategy used to manage a particular Fund also may be used to manage separate institutional accounts maintained at the Manager or Advisor.

The Manager is an affiliate of U.S. Boston Capital Corporation, the Funds' Distributor, which is a wholly owned subsidiary of U.S. Boston Corporation. Willard L. Umphrey, CFA, President and Trustee of the Funds, Leon Okurowski, Treasurer of the

Funds, individually and jointly with their spouses, together own 100% of the Manager's outstanding voting securities. Messrs. Umphrey and Okurowski also are affiliates of U.S. Boston Capital Corporation.

Under the terms of the management agreement (the "Management Contract"), the Manager may, subject to the approval of the Trustees, manage the Funds itself or, subject to the approval by the Trustees, select sub advisors (the "Advisors") to manage certain of the Funds. In the latter case, the Manager monitors the Advisors' investment program and results, reviews brokerage matters, oversees compliance by the Funds with various federal and state statutes and the Funds' own investment objectives, policies, and restrictions and carries out the directives of the Trustees. In each case, the Manager also provides the Funds with office space, office equipment, and personnel necessary to operate and administer the Funds' business, and provides general management and administrative services to the Funds, including overall supervisory responsibility for the general management and investment of the Funds' securities portfolios and for the provision of services by third parties such as the Funds' Custodian.

The Management Contract continues in force from year to year, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Manager or the Funds, and by (ii) either the majority vote of all the Trustees or the vote of a majority of the outstanding voting securities of each Fund. The Management Contract automatically terminates on assignment, and is terminable on 60 days' written notice by either party.

In addition to the management fee, the Funds pay all expenses not assumed by the Manager, including, without limitation, fees and expenses of the Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the Trust and shares of the respective Funds for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Funds' shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses and proxies to existing shareholders, and their proportionate share of insurance premiums and professional association dues or assessments. All general Fund expenses are allocated among and charged to the assets of the respective Funds on a basis that the Trustees deem fair and equitable, which may be based on the relative net assets of each Fund or the nature of the services performed and relative applicability to each Fund. The Funds are also responsible for such non-recurring expenses as may arise, including litigation in which the Funds may be a party, and other expenses as determined by the Trustees. The Funds may have an obligation to indemnify their officers and Trustees with respect to such litigation.

The Funds have received an exemptive order from the Commission that permits the Manager, subject to certain conditions, to enter into or amend an agreement with an Advisor (an "Advisory Contract") without obtaining shareholder approval. With Trustee approval, the Manager may employ a new Advisor for a Fund, change the terms of the Advisory Contracts, or enter into new Advisory Contracts with the Advisors. The Manager retains ultimate responsibility to oversee the Advisors and to recommend their hiring, termination, and replacement. Shareholders of a Fund continue to have the right to terminate the Advisory Contract applicable to that Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Advisor changes or other material amendments to an Advisory Contract that occurs under these arrangements.

As compensation for services rendered, the Funds pay the Manager a monthly fee at the annual rate of: 1.00% of the average daily net asset value of the Small Cap Fund and the Foreign Value Fund; 0.80% of the average daily net asset value of the Emerging Markets Fund; and 0.75% of the average daily net asset value of the Growth and Income Fund.

The Manager received fees for services rendered as follows:

	Fiscal Years Ended March 31,
Quant Fund	2003 [1]	2004 [1]	2005 [1]
Small Cap	$549,246	$643,292	$811,398
Mid Cap	$108,671	$100,999	$67,665 [3]
Growth and Income	$324,274	$317,024	$331,479
Emerging Markets	$93,753	$193,225	$364,824
Foreign Value	$319,840	$738,584 [2]	$1,348,663

1 It was not necessary for the Manager to rebate any such fees to comply with its contractual undertaking to assume certain expenses of the Small Cap Fund and the Growth and Income Fund, in excess of 2.00% of such Fund's average net assets and such fees were also waived by the Manager to the extent required to comply with its voluntary undertaking to assume certain expenses of the Emerging Markets Fund in excess of 2.25%, respectively, of such Funds' average net assets.

2 In the absence of adjustments made in connection with the merger of State Street Research International Equity Fund into Foreign Value Fund, this amount would have been $747,718,

3 Quant Mid Cap Fund was terminated as of December 31, 2004, Prior to Mid Cap Fund's termination, as compensation for services rendered, the Fund paid the Manager a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund. This amount is for services rendered to the Mid Cap Fund during the period from April 1 through December 31, 2004.

ADVISORY CONTRACTS

Information on the Board of Trustees' approval of the existing Advisory Contracts will be contained in the Funds' semi-annual report to be dated September 30, 2005. In addition, a detailed discussion of the Board of Trustees' consideration of the advisory and/or subadvisory agreements approved in April 2005 is provided below.

Pursuant to an Advisory Contract with the Manager, the Advisor to a Fund furnishes continuously an investment program for the Fund, makes investment decisions on behalf of the Fund, places all orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by such Advisor and may perform certain limited, related administrative functions in connection therewith.

Each Advisory Contract provides that it will continue in force for two years from its date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Advisor, the Manager or the Funds, and by (ii) either the majority vote of all of the Trustees or the vote of a majority of the outstanding voting securities of each Fund to which it relates. Each Advisory Contract may be terminated without penalty with respect to any Fund by vote of the Trustees or the shareholders of that Fund, or by the Manager on not less than 30 nor more than 60 days' written notice or by the particular Advisor on not less than 30 nor more than 60 days', or no less than 150 days' written notice, depending on the Fund. Each Advisory Contract may be amended with respect to any Fund without a vote of the shareholders of that Fund. Each Advisory Contract also terminates without payment of any penalty in the event of its assignment and in the event that for any reason the Management Contract between the Funds and the Manager terminates generally or terminates with respect to that particular Fund.

Each Advisory Contract provides that the Advisor shall not be subject to any liability to the Funds or to the Manager or to any shareholder of the Funds for any act or omission in the course of or connected with the rendering of services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Advisor.

For services rendered, the Manager pays to the Advisor of a fund a fee based on a percentage of the average daily net asset value of the Fund. The fee for each fund is determined separately. The fees paid by the Manager to the Advisors of the Funds are as follows: Small Cap Fund - 0.50% of average daily total net assets; Growth and Income Fund - 0.375% of the first $20 million and 0.30% of amounts in excess of $20 million of average daily total net assets, with an annual minimum of $25,000; Foreign Value Fund - (i) 0.35% of the aggregate average daily net asset value of the Fund for assets in the Fund up to $35 million (ii) 0.40% of the aggregate average daily net asset value of the Fund for assets in the Fund over $35 million and up to $200 million and (iii) 0.50% of the aggregate average daily net asset value of the Fund for assets over $200 million; and Emerging Markets Fund - 0.40% of average daily total net assets.

For services rendered, the applicable Advisor received fees of, as follows:

Fiscal Years Ended March 31,
Quant Fund	2003	2004	2005

Small Cap [2]	$274,623	$321,645	$405,699
Mid Cap [2]	$43,468	$40,399	$27,066
Growth and Income	$144,709	$141,809	$147,592
Emerging Markets	$46,877	$96,612	$182,412
Foreign Value	$111,944	$212,396	$523,554

1 Mid Cap Fund was terminated as of December 31, 2004. Prior to Mid Cap Fund's termination, as compensation for services rendered, the Manager paid to the Advisor (Columbia, as defined below) a fee of 0.40% of average daily total net assets of the Fund This amount is for services rendered to the Mid Cap Fund during the period from April 1 through December 31, 2004.

2 Effective March 26, 2004, Columbia Partners, LLC., Management Inc. (“Columbia”), the subadvisor to the Small Cap and Mid Cap Funds, had a change of ownership levels in the entities and other shareholders that own Columbia that resulted in a change of control of Columbia. While this change did not have a material impact on how the Small Cap Fund was managed, it may be deemed to have resulted in an assignment of the advisory contract for the Fund. The Fund received notification of this change shortly before a meeting of the Trustees held on September 30, 2004. After due consideration, the Trustees approved a new substantially similar contract on September 30, 2004. In connection with the approval of the new contract, the Board of Trustees required Columbia to return to the Fund its profits for the period from March 26, 2004 through September 30, 2004 and to pay expenses incurred in connection with the resolution of this matter. In total Columbia paid $ 26,910 to the Small Cap Fund and $2,837 to Mid Cap Fund.

ADVISORS

Quant Small Cap Fund

Columbia Partners, LLC, Investment Management, 1775 Pennsylvania Ave., NW, Washington, DC 20006 ("Columbia ") serves as Advisor to the Small Cap Fund. As of June 30, 2005, the firm had approximately $2,2 billion in assets under management for individual, pension plan and endowment accounts and other institutional accounts.

Quant Growth and Income Fund

SSgA Funds Management, Inc. ("SSgA FM"), One Lincoln Street, Boston, MA 02111, serves as Advisor to the Growth and Income Fund. SSgA FM is a wholly owned subsidiary of State Street Corporation, a publicly owned bank holding company. As of June 30, 2005, SSgA FM had over $137.3 billion in assets under management for registered investment companies. SSgA FM is one of the State Street Global Advisor companies ("SSgA"), comprised of all of the investment management affiliates of State Street Corporation. SSgA FM (and its predecessor entity) has managed the Growth and Income Fund continuously since the Fund's inception. Timothy B. Harbert and Mitchell H. Shames are Directors of SSgA FM and are therefore considered control persons.

Quant Emerging Markets Fund

PanAgora Asset Management, Inc, 260 Franklin Street, Boston, MA 02110 ("PanAgora") serves as Advisor to the Emerging Markets Fund. As of June 30, 2005, the firm had over $16.8 billion in assets under management in portfolios of institutional pension and endowment funds, among others. Putnam Investments LLC is a control person of PanAgora.

Quant Foreign Value Fund

Polaris Capital Management, Inc., 125 Summer Street, Boston, MA 02110 ("Polaris") serves as Advisor to the Foreign Value Fund. As of June 30, 2005, the firm had over $700 million under management for institutional clients and wealthy individuals. Bernard R. Horn, Jr. and Edward Wendell Jr. are both control persons of Polaris Capital Management Inc.

PORTFOLIO MANAGERS

The portfolio managers for each Fund are listed below.

In some instances a portfolio manager manages other investment companies and/or investment accounts in addition to the Quant Fund for which he or she serves as portfolio manager. The following tables show, as of the Funds' most recent fiscal year end March 31, 2005, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

Quant Small Cap Fund

Portfolio Manager: Robert A. von Pentz (Columbia)	Category	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
	Registered Investment Companies	1	$90 million	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	133	$876 million	0	N/A
Portfolio Manager: Rhys Williams (Columbia)	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
	Registered Investment Companies	1	$90 million	0	N/A
	Other Pooled Investment Vehicles	1	$116 million	1	$116 million

	Other Accounts	65	$604 million	2*	$35 million *
*	Includes one account which was closed on March 31, 2005.

Quant Growth and Income Fund

Portfolio Manager: Michael Caplan (SSgA):	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
	Registered Investment Companies	5	$1.488 billion	0	N/A
	Other Pooled Investment Vehicles	4	$581 million	0	N/A
	Other Accounts	17	$1.22 billion	0	N/A

* For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

Quant Emerging Markets Fund

Portfolio Manager: David P. Nolan (PanAgora)	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	7	$558 million	0	N/A
	Other Accounts	0	N/A	0	N/A
Portfolio Manager: Samantha R. Louis (PanAgora)	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
	Registered Investment Companies	1	$62.8 million	0	N/A
	Other Pooled Investment Vehicles	7	$558 million	0	N/A
	Other Accounts	0	N/A	0	N/A
Portfolio Manager: Richard T. Wilk (PanAgora)	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
	Registered Investment Companies	0	N/a	0	N/A
	Other Pooled Investment Vehicles	13	$1.2 billion	0	N/A
	Other Accounts	0	N/A	0	N/A

Quant Foreign Value Fund

Portfolio Manager: Bernard R. Horn, Jr. (Polaris)	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
	Registered Investment Companies	1	$195 million	0	N/A
	Other Pooled Investment Vehicles	2	$91 million	0	N/A

Other Accounts	13	$88 million	0	N/A

* For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of shares of a Fund that were beneficially owned by each portfolio manager as of the Fund's most recent fiscal year most recently ended.

Quant Fund and Portfolio Manager	Dollar Range of Equity Securities Owned

Small Cap	$0 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000	Over $500,000
Robert A. von Pentz	None
Rhys Williams	None

Growth and Income	$0 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000	Over $500,000
All Portfolio Managers on Team (SSgA)	None

Emerging Markets	$0 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000	Over $500,000
David P. Nolan (PanAgora)	None
Samantha R Louis (PanAgora)	None
Richard T. Wilk		X

Foreign Value	$0 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000	Over $500,000
Bernard R. Horn, Jr. (Polaris)					X

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of a Fund's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Portfolio and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Columbia Compensation Structure and Method Used to Determine Compensation: The portfolio managers are compensated with a base salary, bonus, and dividends from their ownership of Columbia. The base salary is fixed. The bonus is based on a formula which takes into account the revenues generated by each product category (based upon a fixed percentage of any applicable management fees received) and by the relative performance vs. comparable peer group managers as reported by SPARS (by FACTSET). Mr. Williams manages certain hedged assets, including the Victor Equity Fund, all of which are eligible for performance fees as well as management fees, from which he receives a fixed percentage of any fees paid to Columbia. In addition, both receive income distributions based on a fixed formula of the profitability of Columbia in proportion to their ownership. Overall compensation is structured to reward employees for their individual and company accomplishments based on investment performance, effectiveness, and client satisfaction.

SSgA Compensation Structure and Method Used to Determine Compensation: The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

PanAgora Compensation Structure and Method Used to Determine Compensation: Portfolio managers at PanAgora Asset Management, Inc. for Emerging Markets Fund receive a fixed base salary. Discretionary bonuses are based on total firm performance as well as individual employee objectives which may include investment performance as measured against the performance of the S&P 500 Index, the Russell 2000 Index, the MSCI EM Index and the MSCI EAFE and each portfolio manager's role in raising or retaining assets. PanAgora Asset Management, Inc. may consider sharing a portion of the performance fee received with the management team.

Polaris Compensation Structure and Method Used to Determine Compensation: All cash flow earned by the firm is distributed to personnel annually in the form of a salary, bonus, retirement plan contribution or equity compensation. Cash flow of the firm is a direct function of the size of assets under management. At the senior level, bonus ranges from 0% to unlimited upside since base salary is kept at a minimum. The typical bonus range is more than 75% of base. At the junior level the bonus currently represents 0 – 50% of base. Overall compensation is based on annual firm profits which are a function of assets under management, and therefore, performance. There is no formal split between specific performance targets and subjective criteria.

BOARD APPROVAL OF THE EXISTING MANAGER AND ADVISORY CONTRACTS

The Board of Trustees, including at least a majority of the Non-Interested Trustees, is required under the 1940 Act to approve the Management and Advisory contracts on an annual basis. In this regard, the Management and Advisory contracts of the Funds are reviewed each year by the Board of Trustees to determine whether the contracts should be renewed for an additional one-year period. Renewal of the contracts requires the majority vote of the Board of Trustees, including a majority of the non-Interested Trustees. The Board of Trustees includes a majority of Non-Interested Trustees. The Management and Advisory contracts were last approved by the Board of Trustees at a meeting on April 21, 2005 in accordance with the requirements of the 1940 Act. Each of the Trustees attended this meeting in person and received detailed materials in advance of the meeting as described below.

The Board of Trustees, including the Non-Interested Trustees, considers matters bearing on each Fund's Management and Advisory contracts at most of its meetings throughout the year - and not just at the meeting specifically called for this purpose. Both at the April 21, 2005 meeting and over the course of the Trust's last fiscal year, the Trustees met with the relevant investment advisory and other personnel from the Manager and considered information provided by the Manager relating to the education, experience and number of investment professionals and other personnel providing services under the Management and Advisory Contracts. The Trustees evaluated the level of skill required to manage the Funds, and concluded that the human resources devoted by the Manager and each Advisor were appropriate to fulfill effectively their respective duties under the Management and Advisor Contracts. The Trustees also considered the business reputation of the Manager and each Advisor, their financial resources and their professional liability insurance coverage, and concluded that they would be able to meet any reasonably foreseeable obligations under the respective agreements. Over the course of the Trust's last fiscal year, the Board of Trustees also received detailed presentations from investment and other relevant personnel of each Advisor. Such personnel commented on the applicable Funds' investment performance, as well as various issues relating to their firms. During these presentations, the Trustees actively questioned such personnel in regard to a wide variety of investment matters, as well as issues relating to the overall operations and business of each Advisor, including issues relating to execution, brokerage and compliance practices.

While the full Board of Trustees or the Non-Interested Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees is conducted through committees. The Non-Interested Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Non-Interested Trustees. Such legal counsel was present at all times during the April 21, 2005 meeting and advised the Trustees through detailed memoranda included in the board materials, as well as orally, concerning their duties and responsibilities in connection with the renewal of the Management and Advisor contracts. During the April 21, 2005 meeting, the Non-Interested Trustees conducted an extensive executive session during which the renewal of the contracts and the considerations described below were discussed in detail outside of the presence of the other Trustees or any management representatives.

In general, in connection with their meetings, the Trustees receive materials specifically relating to the existing Management and Advisory contracts. These materials generally include, among other items (i) information on the investment performance of the Funds, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the Funds, and (iii) the economic outlook and the general investment outlook in the markets in which the Funds invest. The Board of Trustees, including the Non-Interested Trustees, also considers periodically other material facts such as (1) the Manager's and/or Advisor's results and financial condition, (2) each Fund's investment objective and strategies and the size, education and experience of the Manager's and Advisors' investment staff and their use of technology, external research and trading cost measurement tools, (3) arrangements in respect of the distribution of the Funds' shares, (4) the procedures employed to determine the value of the Funds' assets, (5) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with the Manager or Advisors and the use of "soft" commission dollars to pay for research and other similar services, (6) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions and policies on personal securities transactions, and (7) when applicable, the contractual fee waivers and expense reimbursements agreed to by the Manager and/or Advisors. In addition, the Board of Trustees receives information concerning the investment philosophies and investment processes applied by the Manager and the Advisors in managing the Funds, as disclosed in the Prospectus.

As indicated above, the Board of Trustees most recently approved the renewal of the Management and Advisory contracts at their meeting held on April 21,2005. In considering the Management and Advisory contracts, the Board of Trustees, including the Non-Interested Trustees, did not identify any single factor as determinative. Moreover, the Trustees deliberated at greater length concerning certain factors for some Funds than for others. Matters considered by the Board of Trustees, including the Non-Interested Trustees, in connection with its approval of the Management and Advisory contracts included the following:

•	the benefits to shareholders of investing in a fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

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that the investment process, research capabilities and philosophies of the Manager and the Advisors were well suited to the respective Funds, given the Funds' respective investment objectives and policies, tax and reporting requirements, and related shareholder services.

•	whether each Fund has operated in accordance with its investment objective and its record of compliance with its investment restrictions.

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the nature, quality, cost and extent of administrative and shareholder services performed by the Manager, Advisors and affiliated companies, under the existing Management and Advisory contracts and under separate contracts covering transfer agency functions and administrative services.

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each Fund's management fee rates and total expense ratio and expense ratio in comparison to fees and expense ratios of a peer group of funds determined to be appropriate for each Fund. They also considered the contractual expense limitations and the financial impact on the Manager and Advisors relating to such limitations and the amount and nature of fees paid by shareholders. The information on Management and Advisory fees and expense ratios included both information compiled by the Advisor and information compiled by an independent data service. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Manager or Advisors, such as the engagement of affiliates of the Manager or Advisors to provide distribution, brokerage and transfer agency services to the Fund, and the benefits of research made available to the Manager or Advisors by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating each Fund's Management and Advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund.

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information relating to the investment performance of the Funds relative to their respective performance benchmark(s), and relative to funds managed similarly by other Advisors. The Trustees reviewed performance over various periods, including one-, five- and ten-year calendar year periods (as disclosed in the Prospectus), performance under different market conditions and during different phases of a market cycle, the volatility of each Fund's returns, as well as other factors identified by the Manager or the Advisors as contributing to performance. This performance information included both information compiled by the Advisor and by an independent data service.

•	that the standard of care applicable to the Manager and Advisors under the respective contracts was comparable to that found in most mutual fund investment advisory agreements.

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the procedures of the Manager and each Advisor designed to fulfill their fiduciary duties to the Funds with respect to possible conflicts of interest, including the codes of ethics of the Manager and each Advisor (regulating the personal trading of its officers and employees).

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the level of the Manager's profits in respect of the management of the Funds. They considered the profits realized by the Manager and Advisors in connection with the operation of each Fund. In this regard, the Trustees noted that such profitability was not inconsistent with levels of profitability that had been determined by the courts not to be "excessive."

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whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees, including the Non-Interested Trustees, concluded that any potential economies of scale are being shared between Fund shareholders and the Manager and Advisors in an appropriate manner.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Non-Interested Trustees, concluded for each Fund analyzed separately that the existing advisory fee structures are fair and reasonable, and that the scope and quality of the services provided by the Manager and the applicable Advisor, as well as the investment performance of the Fund, was sufficient, in light of market conditions, performance attribution, the resources dedicated by the Manager and each Advisor and their integrity, their personnel and systems, and their respective financial resources, to merit re-approval of the Manager and each Advisor contract for another year. Accordingly, the Trustees, including the Non-Interested Trustees, voted unanimously to continue the existing Manager and Advisory contracts through April 2006.

DISTRIBUTOR AND DISTRIBUTION PLAN

Distributor. U.S. Boston Capital Corporation, 55 Old Bedford Road, Lincoln, MA 01773 ("Distributor"), a Massachusetts corporation organized April 23, 1970, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Distributor is an affiliated person of the Funds' Manager by virtue of being under common ownership with the Manager. The Distributor acts as the principal distributor of the Funds' shares pursuant to a written agreement dated April 17, 1985 ("Distribution Agreement"). Under the Distribution Agreement, the Distributor is not obligated to sell any specific amount of shares of the Funds and will purchase shares for resale only against orders for shares. The Distribution Agreement calls for the Distributor to use its best efforts to secure purchasers for shares of the Funds.

Distribution Plan. To permit the Funds to pay a monthly fee to the Distributor, the Funds have adopted a distribution plan (the "Plan") on behalf of their ordinary classes pursuant to Rule 12b-1 under the 1940 Act. The fee is not directly tied to the Distributor's expenses. If expenses exceed the Distributor's fees, the Funds are not required to reimburse the Distributor for excess expenses; if the Distributor's fees exceed the expenses of distribution, the Distributor may realize a profit.

The Small Cap, Growth and Income and Emerging Markets Funds pay the Distributor a monthly fee at the annual rate of 0.50% of the average net asset value of their respective ordinary class shares held in shareholder accounts opened during the period the Plan is in effect, as determined at the close of each business day during the month. The Foreign Value Fund pays the Distributor a monthly fee at the annual rate of 0.25% of the average net asset value of its Ordinary Shares.

For the fiscal year ended March 31, 2005, the Funds' paid to the Distributor fees pursuant to the Plan: Small Cap Fund - $364,081; Growth and Income Fund - $217,167; Emerging Markets Fund - $223,060; and Foreign Value Fund - $298,990.

Mid Cap Fund was terminated as of December 31, 2005. Prior to its termination, the Fund paid the Distributor a monthly fee at the annual rate of 0.25% of the average net asset value of its Ordinary Shares. For the period from April 1 through December 31, 2004, the Fund paid to the Distributor fees pursuant to the Plan of $14,520.

Rule 12b-1 provides that any payments made by an investment company to a distributor must be made pursuant to a written plan describing all material aspects of the proposed financing of distributions and that all agreements with any person relating to implementation of the plan must be in writing. Continuance of the Plan and the Distribution Agreement is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of the plan or related agreements ("Qualified Trustees"), cast in person at a meeting called for the purpose. The Plan may be terminated as to a Fund by the vote of a majority of the Qualified Trustees, or by the vote of a majority of the outstanding voting securities of the Fund. All material amendments to the Plan must be approved by the Qualified Trustees and any amendment to increase materially the amount to be spent pursuant to the Plan must be approved by the vote of a majority of the outstanding voting securities of the Fund. The Trustees of the Funds review quarterly a written report of the amounts so expended and the purposes for which such expenditures were made. The Plans also terminate automatically upon assignment.

Deferred Sales Charges. The Distributor also receives the deferred sales charges withheld from redemption proceeds, see HOW TO REDEEM, and may benefit from its temporary holding of investors' funds in connection with certain purchases and redemptions of shares of the Funds.

Additional Payments. Additional payments to intermediaries, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or a share class over others offered by competing fund families. The term "intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third party administrator, insurance company and any other institutions having a selling, administration or any similar agreement with the Manager or Distributor or their affiliates. An intermediary may receive payments from various sources such as from deferred sales charges when you redeem Fund shares, Rule 12b-1 fees or administrative fees payable by the Funds, or from the Manager or Distributor out of their own assets. The Manager and Distributor anticipate that, in the future, payments will be made to many intermediaries, including brokers and dealers and other intermediaries, and that these payments may become significant.

Additional payments will be made by the Manager, the Distributor or their affiliates out of their own assets and not out of the assets of the Funds. Such additional payments are not reflected in and do not change the expenses paid by investors for the purchase of a share of a Fund as set forth in the "Fees and Expenses" table in the Prospectus. The Funds, the Manager and the Advisors do not consider an intermediary's sales of Fund shares as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

Marketing and Intermediary Support Payments

In addition to payments made by the Funds to the Distributor under the Plan, to support distribution and servicing efforts, the Funds' Manager may make payments to the Funds' Distributor out of its own assets (and not the Funds').

In this regard, the Manager currently pays the Distributor a monthly fee at the annual rate of up to (1) 0.30% of the average net asset value of Institutional Shares of each Fund held by shareholder accounts for which certain employee sales agents of the Distributor are named as broker-of-record and (2) 0.25% of the average net asset value of Ordinary Shares of the Mid-Cap Fund and the Foreign Value Fund held by shareholder accounts for which certain such employee sales agents of the Distributor are named as broker-of-record.

The Manager may also pay additional amounts to the Distributor to help defray the expenses of the Distributor. The Manager also maintains the discretion to pay fees out of its own assets to unaffiliated brokers in excess of the amount paid out to such brokers by the Distributor pursuant to the Plan as a condition of such unaffiliated brokers agreeing to sell shares of the Funds. In this regard, the Manager has established arrangements for the Funds to be included on platforms or "supermarkets" sponsored by a number of unaffiliated brokers. Participation in these systems generally involves fixed set-up fees and ongoing fees based upon the higher of either a percentage of assets (up to 0.40% under certain current arrangements) in the subject Fund(s) maintained through the platform or a flat fee. Such fees are first paid out of fees received by the Distributor pursuant to the Plan, to the extent applicable to a class of the Fund, and any remainder is paid by the Manager out of its own assets (and not the Funds').

In addition, the Distributor or its affiliates, out of their own assets (and not the Funds'), may compensate intermediaries that distribute and or provide services to investors in the Funds or, at the direction of a retirement plan's named fiduciary or administrator, may make payments to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. A number of factors are considered in determining whether to pay these additional amounts. In certain situations, such factors may include, among others, the level or type of services provided by the intermediary, the expected level of assets or sales of Fund shares and access to an intermediary's personnel.

Other Incentives. Distributor may elect to pay, at its own expense, additional cash or other incentives to dealers that sell or arrange for the sale of shares of the Funds. Such cash or other incentives may take the form of payment for attendance at pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and pre-approved sales campaigns or dealer-sponsored events. Distributor may also elect to make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Distributor will offer such cash and other incentives only to the extent permitted by applicable law or by a self-regulatory agency such as the NASD.

CUSTODIAN

State Street - Kansas City ("Custodian") is the custodian of each Fund's securities and cash. The Custodian's responsibilities include safekeeping and controlling the Funds' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Funds' investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Funds. The Custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell. The Funds may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. Custodial services are performed at the Custodian's office at 801 Pennsylvania Ave., Kansas City, MO 64105.

TRANSFER AGENT

Quantitative Institutional Services ("Transfer Agent"), a division of the Manager, is the transfer agent and dividend disbursing agent for each of the Funds. Account balances and other shareholder inquiries can be directed to the Transfer Agent at 800-326-2151. For its services, the Transfer Agent received a base fee of 0.16% of average total net asset value of each class of shares of the Funds. The Transfer Agent is also reimbursed for out of pocket expenses and for other services approved by the Trustees.

All mutual fund transfer, dividend disbursing and shareholder services activities are performed at the offices of Quantitative Institutional Services, 55 Old Bedford Road, Lincoln, Massachusetts 01773. In certain instances, other intermediaries may perform some or all of the transaction processing, recordkeeping or shareholder services which would otherwise be provided by Transfer Agent. Transfer Agent or its affiliates may make payments, out of their own assets, to intermediaries, including those that sell shares of the Funds, for transaction processing, recordkeeping or shareholder services (up to 0.25% under certain current arrangements).

For example, Fund shares may be owned by certain intermediaries for the benefit of their customers. Because the Transfer Agent often does not maintain Fund accounts for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries. In addition, retirement plans may hold Fund shares in the name of the plan, rather than in the name of the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds may, at the discretion of a retirement plan's named fiduciary or administrator, be paid for providing services that would otherwise have been performed by Transfer Agent or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments may also be made to offset charges for certain services such as plan participant communications, provided by Transfer Agent or an affiliate or by an unaffiliated third party.

Further, subject to the approval of the Trustees, the Transfer Agent or the Fund may from time to time appoint a sub-transfer agent for the receipt of purchase and sale orders and funds from certain investors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for each Fund. The independent registered public accounting firm conducts an annual audit of the Funds' financial statements, assists in the preparation of federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. Investment decisions for a Fund and for other investment advisory clients of the Manager or that Fund's Advisor or its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients simultaneously buy or sell the same security, in which event each day's transactions in such security are, insofar as possible, allocated between such clients in a manner designed to be equitable to each, taking into account among other things the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES. Transactions on stock exchanges and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

All orders for the purchase and sale of portfolio securities for each Fund are placed, and securities for the Fund bought and sold, through a number of brokers and dealers. In so doing, the Manager or Advisor uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager or Advisor, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Advisors and the Manager may receive research, statistical and quotation services from certain broker-dealers with which the Manager or Advisors place the Funds' portfolio transactions. These services, which in some instances may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisors or the Manager in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in advising the Funds. The fees paid to the Advisors by the Manager or paid to the Manager by the Funds are not reduced because the Advisors or the Manager receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, and by the Advisory Contracts, the Manager or Advisors may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in that Act) to the Manager or Advisors an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Manager's or Advisors' authority to cause the Funds to pay any such greater commissions is subject to such written policies as the Trustees may adopt from time to time.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and with the requirements of Rule 12(b)-1(h)(1) of the 1940 Act, and, subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Manager or Advisors may use broker-dealers who sell shares of the Funds to execute portfolio transactions for the Funds.

Pursuant to conditions set forth in rules of the Securities and Exchange Commission, the Funds may purchase securities from an underwriting syndicate of which U.S. Boston Capital Corporation is a member (but not from U. S. Boston Capital Corporation itself). The conditions relate to the price and amount of the securities purchased, the commission or spread paid, and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Trustees, particularly those Trustees who are not "interested persons" of the Fund.

Brokerage commissions paid by the Funds on portfolio transactions for the three most recent fiscal years ended March 31 are as follows:

	Fiscal Year Ended March 31,
Fund	2003	2004	2005
Small Cap Fund	$213,398	$199,946	$152,186
Growth and Income Fund	45,272	174,647	219,197
Emerging Markets Fund	91,304	62,116	75,571
Foreign Value Fund	22,441	260,585	272,425

None of such commissions was paid to a broker who was an affiliated person of the Funds or an affiliated person of such a person or, to the knowledge of the Funds, to a broker an affiliated person of which was an affiliated person of the Fund, the Manager or any Advisor.

Disclosure of Portfolio Holdings

The Funds' Board of Trustees has adopted, on behalf of the Funds', policies and procedures relating to disclosure of the Funds' portfolio securities. These policies and procedures are designed to protect the confidentiality of each Fund's portfolio holdings and to prevent the selective disclosure of such information by providing a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

The Manager will make a Fund’s full portfolio holdings information available to the public on a quarterly basis with an appropriate delay based upon the nature of the information disclosed, generally between three (3) business days and thirty (30) calendar days. Normally, the Manager will post each Fund's full portfolio holdings approximately thirty (30) days after the end of each quarter on the Funds' website at www.quantfunds.com. Such postings will remain available until the information is filed with the SEC as described below. Such publicly disclosed information may be sent to rating agencies, reporting/news services and financial intermediaries, upon request.

In addition, the Manager generally makes publicly available certain information other than a Fund's portfolio holdings. For example, the Manager makes information regarding the Funds' top ten holdings (including the percentage of the Funds' assets represented by each security), the percentage breakdown of the Funds' investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) no earlier than three (3) business days after the end of each month.

Each Fund will disclose portfolio holdings as required by applicable law or as requested by governmental authorities. For example, each Fund will disclose its portfolio holdings quarterly on forms that must be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending March 31 will be filed as part of the annual report on Form N-CSR; (ii) portfolio holdings as of the end of the fiscal quarter ending June 30 will be filed on Form N-Q; (iii) portfolio holdings as of the end of the six-month period ending September 30 will be filed as part of the annual report on Form N-CSR; and (iv) portfolio holdings as of the end of the fiscal quarter ending December 31 will be filed on Form N-Q. The Funds' Forms N-CSR and N-Q will be available on the SEC's web site at www.sec.gov. If a Fund's portfolio holdings information is disclosed to the public (either through a filing on the SEC's EDGAR web site or otherwise) before the disclosure of the information on the Funds' web site would normally occur, that Fund may post such information to its web site.

The Manager may provide a Fund's full portfolio holdings or other information to certain entities prior to the date such information is made public ("Confidential Portfolio Information"), provided that certain conditions are met. Such disclosures may be authorized by any member of the legal department. The entities to which such disclosure of Confidential Portfolio Information may be made as of the date of this Statement of Additional Information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating the Funds for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the Funds' shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. As of the date of this Statement of Additional Information, the Manager has not provided the Funds' Confidential Portfolio Information to any entity prior to the date such information was made public.

The Funds' portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Manager, the Advisors, the Distributor, the Funds' custodian and fund accountant (State Street Kansas City), the Funds' counsel (Kirkpatrick & Lockhart Nicholson Graham LLP) and the Funds' independent registered public accounting firm (PricewaterhouseCoopers LLP). Such service providers may be provided with portfolio holdings information on an as needed basis with no delay. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of the Manager, the Fund, or any other service provider receives any compensation or other consideration from any arrangement pertaining to the release of a Fund’s portfolio holdings information.

If a service provider is not subject to duties of confidentiality arising under law or contract as provided in the preceding paragraph, the service provider will be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information. The Funds currently do not have ongoing arrangements to make Confidential Portfolio Information available to any service provider (other than those named above) or to any rating agencies. The Advisors currently have ongoing arrangements to make Confidential Portfolio Information available the following Service Providers.

Name of Entity	Type of Service	Frequency	Lag Time
Proxy Edge	Proxy Voting	Daily	N/A
Institutional Shareholder Services (ISS)	Proxy Voting	Daily	N/A

The Funds' President and the Manager’s Chief Compliance Officer (or persons designated by each of them), acting jointly, may grant exemptions to the policy with respect to Confidential Portfolio Information. Exemptions may be granted only if the above persons (or their designees) determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of the Fund.

The Manager and the Advisor for each Fund have the primary responsibility for ensuring that a Fund's portfolio holdings information is only disclosed in accordance with these policies. As part of this responsibility, the Manager and Advisors must maintain such internal informational barriers as they believe are reasonably necessary for preventing unauthorized disclosure of Confidential Portfolio Information. The Funds' Chief Compliance Officer shall confirm at least annually that the Manager's and Advisors' procedures and or processes are reasonably designed to comply with these portfolio holdings disclosure policies

The Funds' are subadvised by Advisors who are not affiliated with the Manager. As a result, separate accounts or other investment companies managed by an Advisor may have investment objectives and strategies that are substantially similar or identical to a Fund's investment objective and strategy and, therefore, may have portfolio holdings that identical to or substantially the same as the portfolio holdings of the subadvised Fund. Such separate accounts or other investment companies may be subject to different holdings disclosure policies, and neither the Manager nor the Board of Trustees of the Funds exercises any control over such policies or disclosure.

Compliance with the Funds' portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by the Manager in accordance with this policy or the exceptions permitted under the policy. The following changes to this policy would be subject to approval by the Board of Trustees: (i) any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed, (ii) any increase in the purposes for which such disclosure may be made; or (iii) a change from quarterly to more frequent public disclosure. Any such change, if material, would be reflected in a supplement to the Funds' Statement of Additional Information

HOW TO INVEST

The procedures for purchasing shares are summarized in the Prospectus under the caption HOW TO INVEST.

The Fund has authorized on or more brokers to receive purchase and redemption orders on its behalf. Authorized brokers may designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the purchase or redemption order. Purchase and redemption orders will be priced at the net asset value per share of the Fund next computed for the appropriate class of shares next computed after the purchase or redemption order is received in good order by an authorized broker or the broker's authorized designee and accepted by the Fund.]

INVESTMENTS THROUGH BROKERS. The Distributor may pay a sales fee of 1.00% of the offering price to the dealer transmitting an order for Ordinary Shares, provided that the Ordinary Shares sold are subject to the 1.00% deferred sales charge. The Distributor may also pay the dealer a service fee for accounts serviced by the dealer based upon the service agreement between the Fund and the Broker.

Generally, the 1.00% deferred sales charge will not be imposed on accounts that are traded on a no-transaction fee ("NTF") system platform. However, the 1.00% deferred sales change may be imposed on such accounts upon redemption or exchange of Fund shares held for less than 30 days.

EXCHANGE OF SECURITIES FOR SHARES OF THE FUNDS. Applications to exchange common stocks for Fund shares must be accompanied by stock certificates (if any) and stock powers with signatures guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. Securities accepted by the Funds will be valued as set forth under CALCULATION OF NET ASSET VALUE in the Prospectus as of the time of the next determination of net asset value after such acceptance. Shares of a Fund are issued at net asset value determined as of the same time. All dividends, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds by the investor upon receipt from the issuer. A gain or loss for Federal income tax purposes would be realized by the investor upon the exchange depending upon the cost of the securities tendered.

OPEN ACCOUNT SYSTEM. Under the Funds' Open Account System all shares purchased are credited directly to your account in the designated Fund at the time of purchase. All shares remain on deposit with the Transfer Agent. No certificates are issued.

The following services are currently offered by the Open Account System:

1. You may make additional investments in a Fund by sending a check in U.S. dollars (made payable to "Quantitative Group of Funds") to the Funds, by wire, or by online ACH transactions, as described under HOW TO INVEST in the Prospectus.

2. You may select one of the following distribution options which best fits your needs.

* REINVESTMENT PLAN OPTION: Income dividends and capital gain distributions paid in additional shares at net asset value.

* INCOME OPTION: Income dividends paid in cash, capital gain distributions paid in additional shares at net asset value.

* CASH OPTION: Income dividends and capital gain distributions paid in cash.

You should indicate the Option you prefer, as well as the other registration details of your account, on the Account Application. The Reinvestment Plan Option will automatically be assigned unless you select a different option. Dividends and distributions paid on a class of shares of a Fund will be paid in shares of such class taken at the per share net asset value of such class determined at the close of business on the ex-date of the dividend or distribution or, at your election, in cash.

3. You will receive a statement setting forth the most recent transactions in your account after each transaction which affects your share balance.

The cost of services rendered under the Open Account System to the holders of a particular class of shares of a Fund are borne by that class as an expense of all shareholders of that class. However, in order to cover additional administrative costs, any shareholder requesting a historical transcript of his account will be charged a fee based upon the number of years researched. There is a minimum fee of $5. The right is reserved on 60 days' written notice to make charges to individual investors to cover other administrative costs of the Open Account System.

TAX DEFERRED RETIREMENT PLANS.

ACCOUNTS OFFERED BY THE FUNDS. The Funds offer tax-deferred accounts, for which State Street Bank and Trust Company acts as custodian, including:

•	Traditional Individual Retirement Accounts (IRAs)
•	Roth IRAs
•	Simplified Employee Pension Plans (SEP-IRAs)
•	Simple IRAs
•	403(b) Custodial Accounts

Agreements to establish these kinds of accounts and additional information about them, including information about fees and charges, are available from the Distributor. There are many detailed rules, including provisions of tax law, governing each of theses kinds of accounts. Investors considering participation in any of these plans should consult with their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. The following is some very general information about them.

IRAS. Investors may establish either regular IRA accounts, to which they may make contributions of up to $3,000 annually (or 100% of their earned income for the year, if less) or $3,500 if you are over fifty years old, or rollover IRAs, to which they may roll over or transfer assets from another preexisting IRA of the same kind. They also may establish conversion Roth IRAs (into which they may move assets from a traditional IRA), if they satisfy certain requirements; individuals will be subject to tax on the taxable amount moved from a traditional IRA to a Roth IRA at the time of the conversion. SEP-IRAs are traditional IRA accounts established pursuant to an employer-sponsored SEP plan; different contribution limits apply to SEP-IRAs. Simple IRAs are traditional IRA accounts established pursuant to an employer-sponsored Simple IRA plan; different contributions limits apply to Simple IRAs.

Contributions to a traditional IRA will be deductible if the individual for whom the account is established is not an active participant in an employer-sponsored plan; contributions may be deductible in whole or in part if the individual is such a participant, depending on the individual's income. Distributions from traditional IRAs are taxable as ordinary income. Contributions to a Roth IRA are not deductible. However, withdrawals may not be taxable if certain requirements are met. In either case, capital gains and income earned on Fund shares held in an IRA are not taxable as long as they are held in the IRA.

403(B)S. This kind of custodial account may be established by employees of certain educational and charitable organizations. A qualifying employee may make an election to defer salary, which is then contributed to the 403(b) account; these contributions held in a 403(b) account are not taxable as long as they are held in the account. A 403(b) holder generally will have taxable income only when he or she receives a distribution from the account; distributions are taxable as ordinary income.

OTHER RETIREMENT PLANS. Fund shares also may be made available as an investment under other tax-favored retirement plans, such as qualified pension plans and qualified profit sharing plans, including 401(k) plans.

HOW TO MAKE EXCHANGES

The procedures for exchanging shares of one Fund for those of another re described in the Prospectus under HOW TO MAKE EXCHANGES.

An exchange involves a redemption of all or a portion of shares of one class of a Fund and the investment of the redemption proceeds in shares of a like class in another Fund. The redemption will be made at the per share net asset value of the particular class of shares of a Fund being redeemed which is next determined after the exchange request is received in proper order.

The shares of the particular class of shares of a Fund being acquired will be purchased when the proceeds from the redemption become available, normally on the day of the exchange request, at the per share net asset value of such class next determined after acceptance of the purchase order by the Fund being acquired in accordance with the customary policy of that Fund for accepting investments.

The exchange of shares of one class of a Fund for shares of a like class of another Fund will constitute a sale for federal income tax purposes on which the investor will realize a capital gain or loss.

The exchange privilege may be modified or terminated at any time, and the Funds may discontinue offering shares of any Fund or any class of any Fund generally or in any particular State without notice to shareholders.

HOW TO REDEEM

The procedures for redeeming shares of a Fund are described in the Prospectus under HOW TO REDEEM.

Proceeds will normally be forwarded on the second day on which the New York Stock Exchange is open after a redemption request is processed; however, the Funds reserve the right to take up to three (3) business days to make payment. This amount may be more or less than the shareholder's investment and thus may involve a capital gain or loss for tax purposes. If the shares to be redeemed represent an investment made by check or through the automatic investment plan, the Funds reserve the right not to honor the redemption request until the check or monies have been collected.

The Funds will normally redeem shares for cash, however, the Funds reserve the right to pay the redemption price wholly or partially in kind if the Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of the Funds. The redemptions in kind will be selected by the Manager or Advisor in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Fund at the beginning of such period. Any distribution in kind made by the Funds will be subject to the redemption fee as described in the Prospectus. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also "Taxation" below.

Shareholders are entitled to redeem all or any portion of the shares credited to their accounts by submitting a written request for redemption to Quantitative Group of Funds. Shareholders who redeem more than $10,000, or request that the redemption proceeds be paid to someone other than the shareholders of record or sent to an address other than the address of record, must have their signature(s) guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, the Funds may require additional documentation of a customary nature. Shareholders who have authorized the Funds to accept telephone instructions may redeem shares credited to their accounts by telephone. Once made, a telephone request may not be modified or canceled.

The Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Funds and the Transfer Agent fail to do so, they may be liable for any losses due to unauthorized or fraudulent transactions. The Funds provide written confirmation of all transactions effected by telephone and will only mail the proceeds of telephone redemptions to the redeeming shareholder's address of record.

The Transfer Agent will assess a $15.00 fee for overnight delivery or to wire the proceeds of a redemption. Such fee will be subtracted from the net redemption amount.

EXCESSIVE TRADING. The Funds intend to deter market timing activities and do not have any agreements to permit any person to market time in the Funds. See Excessive Trading in the prospectus for more information on the Funds' policies.

REDEMPTION FEE. (Institutional Shares only) The Funds will deduct a redemption fee equal to 2% of the net asset value of Institutional Shares redeemed (including redemptions through the use of Fund exchange services) less than 61 days following the issuance of such Institutional Shares. The redemption fee will be deducted from redemption proceeds and retained by the Fund. The redemption fee may be waived, modified or discontinued at any time or from time to time. For the fiscal year ended March 31, 2004, the Funds retained $0 in redemption fees.

CALCULATION OF NET ASSET VALUE

Portfolio securities are valued each business day at the last reported sale price up to the close of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern Standard Time). Where applicable and appropriate, portfolio securities will be valued using the Nasdaq Official Closing Price. If there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For certain securities, where no such sales have been reported, the Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Fund may value such securities in good faith at fair value in accordance with procedures established by the trustees, which may include a determination to value such securities at the last reported sale price. The Emerging Markets and Foreign Value Funds may invest in securities listed on foreign exchanges that trade on days on which those Funds do not compute net asset value (i.e., Saturdays and Exchange holidays) and the net asset value of shares of those Funds may be significantly affected on such days. Securities quoted in foreign currencies are translated into U.S. dollars, based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using procedures approved by the Funds' Trustees (the "Trustees"). The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's net asset value. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

The fair value of any restricted securities from time to time held by a Fund is determined by its Advisor in accordance with procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of such securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, such specific factors are also generally considered as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost.

Market quotations are not considered to be readily available for long-term corporate bonds, debentures and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

For purposes of determining the net asset value per share of each class of a Fund, all assets and liabilities initially expressed in foreign currencies will be valued in U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to 4:15 p.m. Eastern time upon the close of business on the primary exchange for such securities. The values of such securities used in determining the net asset value of the Funds' shares are computed as of such other times. Foreign currency exchange rates are also generally determined prior to 4:15 p.m. Eastern time. Occasionally, events affecting the value of such securities may occur between such times and 4:15 p.m. Eastern time which will not be reflected in the computation of the Funds' net asset value. If events materially affecting the value of the Funds' securities occur during such a period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

Expenses of the Funds directly charged or attributable to any Fund will be paid from the assets of that Fund except that 12b-1 Plan expenses will not be borne by holders of Institutional Shares of the Funds and each class of shares of the Fund will bear its own transfer agency fees. General expenses of the Funds will be allocated among and charged to the assets of the respective Funds on a basis that the Trustees deem fair and equitable, which may be the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

DISTRIBUTIONS

Each Fund will be treated as a separate entity for federal income tax purposes (see TAXATION) with its net realized gains or losses being determined separately, and capital loss carryovers determined and applied on a separate Fund basis.

TAXATION

Each Fund intends to qualify annually as a "regulated investment company" ("RIC") under the Code.

To qualify as a RIC, a Fund must (a) derive at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities, or foreign currencies certain payments with respect to securities loans or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, Government securities, securities of other RICs, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than Government securities and securities of RICs); and (c) distribute at least 90% of its investment company taxable income (which includes interest, dividends, and net short-term capital gains in excess of net long-term capital losses) each taxable year.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a

Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options and futures contracts in which a Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

Unless certain constructive sale rules (discussed more fully above) apply, a Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code Section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Fund held the security used to close the short sale. In addition, the Fund's holding period of any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. Recent legislation, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options futures, and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

Alternatively, a Fund may elect to mark to market its foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net mark-to-market gains previously included in income. A Fund also may elect, in lieu of being taxable in the manner described above, to include annually in income it's pro rata share of the ordinary earnings and net capital gain of the foreign investment company.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, if made, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend paying shares or the shares of a Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a fund fails to satisfy these holding period requirements, it cannot elect under Section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes. If a fund fails to satisfy their holding period requirement, it cannot elect under section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

A Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. In many states, Fund distributions that are derived from interest on certain U.S. Government obligations are exempt from taxation. The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

PERFORMANCE MEASURES

Average Annual Total Rate of Return (1), (2), (3)

(for the Fiscal Year Ended March 31, 2005)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
SMALL CAP FUND
Ordinary Shares	8.67%	1.48%	10.94%	N/A	8/3/92
Ordinary Shares After Taxes on Distributions	8.11%	0.43%	8.27%	N/A
Ordinary Shares After Taxes on Distributions and Sales	6.38%	0.80%	7.92%	N/A
Institutional Shares	10.37%	2.21%	11.61%	N/A	1/6/93
GROWTH AND INCOME FUND
Ordinary Shares	4.60%	-9.31%	8.72%	N/A	5/6/85
Ordinary Shares After Taxes on Distributions	4.60%	-9.83%	6.23%	N/A
Ordinary Shares After Taxes on Distributions and Sales	2.99%	-7.53%	6.62%	N/A
Institutional Shares	6.17%	-8.68%	9.37%	N/A	3/25/91
EMERGING MARKETS FUND
Ordinary Shares	14.73%	9.56%	7.59%	N/A	9/30/94
Ordinary Shares After Taxes on Distributions	14.25%	9.42%	7.48%	N/A
Ordinary Shares After Taxes on Distributions and Sales	10.42%	8.32%	6.69%	N/A
Institutional Shares	16.42%	10.31%	N/A	7.22%	4/2/96
FOREIGN VALUE FUND
Ordinary Shares	19.78%	12.73%	N/A	8.13%	5/15/98
Ordinary Shares After Taxes on Distributions	19.48%	12.62%	N/A	7.82%
Ordinary Shares After Taxes on Distributions and Sales	13.57%	11.17%	N/A	6.94%
Institutional Shares	21.35%	13.23%	N/A	12.33%	12/18/98

(1)

Total return with all dividends and capital gains reinvested. The performance data quoted represents past performance. The investment return and principal value of a current investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2)

These results reflect the impact of a contractual 2.00% expense cap applicable to the Quantitative Small Cap Fund and Quantitative Growth and Income Fund, and a voluntary expense cap of 2.25% applicable to the Quantitative Emerging Markets Fund, as described in the Prospectus, and expense waivers and/or reimbursements applicable to the Funds. If the expenses had not been subsidized, where applicable, the performance would have been lower.

(3)

The return for the Ordinary Shares of the Funds takes into account a one percent (1%) deferred sales charge imposed at the time of redemption. For this reason, the numbers will differ from those in the Financial Highlights table. The deferred sales charge is not imposed in the case of redemptions of Institutional Shares, redemptions of involuntary redemptions, redemptions of Shares tendered for exchange and redemptions of Shares held by contributory plans qualified under Section 401(k) of the Internal Revenue Code or for certain other redemptions. (See HOW TO REDEEM in the Prospectus.)

From time to time, the Funds may advertise their performance in various ways. These methods include providing information on the returns of the Funds and comparing the performance of the Funds to relevant benchmarks. Performance will be stated in terms of total return. "Total return" figures are based on the historical performance of each Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Under the rules of the Securities and Exchange Commission (the "Commission"), funds advertising performance must include total return quotes, "T" below, calculated according to the following formula:

P(1+T)n = ERV

Where:	P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years (1, 5, or 10)

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the "n" year period (or fractional portion thereof) at the end of such period.

Under the rules of the Commission, funds advertising after-tax performance on distributions must include total return quotes, "T" below, calculated according to the following formula:

P(1+T)n = ATVD

Where:	P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the "n" year period (or fractional portion thereof) after taxes on fund distributions but not after taxes on sales.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

Under the rules of the Commission, funds advertising after-tax performance on distributions and sales must include total return quotes, "T" below, calculated according to the following formula:

P(1+T)n = ATVDR

Where:	P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and sales)

n = number of years

ATVDR = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the "n" year period (or fractional portion thereof) after taxes on fund distributions and sales.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

The average annual total return, the average annual total return after taxes on distributions and the average annual total return after taxes on distributions and sales will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods plus the time period since the effective date of the registration statement relating to the particular Fund. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating redeemable value, the deferred sales charge is deducted from the ending redeemable value and all dividends and distributions by the Fund are deemed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed on the Fund. The average annual total returns for the Funds as of December 31, 2003, the last calendar year end preceding the Prospectus and this SAI, are set forth in the Prospectus under the heading Fund Summaries in the section PERFORMANCE.

In reports to shareholders or other literature, the Funds may compare their performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, it may compare its performance to rankings prepared by Lipper, Inc. (Lipper) or Morningstar, Inc., widely recognized independent services that monitor the performance of mutual funds. In making such comparisons, the Funds may from time to time include a total aggregate return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to make a more accurate comparison to other measures of investment return. For such purposes, the Funds calculate their aggregate total return in the same manner as the above formula except that no deferred sales charges are deducted from the ending amount. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. The Funds, however, will disclose the maximum deferred sales charge and will also disclose that the performance data so quoted do not reflect sales charges and that the inclusion of sales charges would reduce the performance quoted. Such alternative information will be given no greater prominence in such sales literature than the information prescribed under Commission rules. Performance information, rankings, ratings, published editorial comments and listings reported in national financial publications may also be used in computing performance of the Funds (if the Funds are listed in any such publication). Performance comparisons should not be considered as representative of the future performance of the Funds.

Independent statistical agencies measure the fund's investment performance and publish comparative information showing how the fund, and other investment companies, performed in specified time periods. Three agencies whose reports are commonly used for such comparisons are set forth below. From time to time, the fund may distribute these comparisons to its shareholders or to potential investors. THE AGENCIES LISTED BELOW MEASURE PERFORMANCE BASED ON THEIR OWN CRITERIA RATHER THAN ON THE STANDARDIZED PERFORMANCE MEASURES DESCRIBED IN THE PRECEDING SECTION.

LIPPER, INC. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

MORNINGSTAR, INC. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

CDA/WIESENBERGER'S MANAGEMENT RESULTS publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Wiesenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Wiesenberger rankings do not reflect deduction of sales charges or fees.

Independent publications may also evaluate the fund's performance. The fund may from time to time refer to results published in various periodicals, including Barron's, Financial World, Forbes, Fortune, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

Independent, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark of fund performance. The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs. Because the fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.

MUTUAL FUNDS MAGAZINE, INC. publishes mutual fund rankings and is distributed monthly. Mutual Funds Magazine's proprietary All-Star Ratings reflect historical risk-adjusted performance through a specific date and are subject to change. Overall ratings are calculated from the fund's total return, with load-adjustments if applicable, relative to the volatility of its price fluctuations, over a minimum of two years and a maximum of ten years. Separate All-Star Ratings are also calculated for 1-, 3-, 5- and 10-year periods, as applicable. For all periods, the 20% of funds with the highest risk-adjusted returns receive Five Stars; the next highest 20% receive Four Stars, the next highest 20% receive Three Stars, etc.

THE CONSUMER PRICE INDEX, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

THE DOW JONES INDUSTRIAL AVERAGE is an index of 30 common stocks frequently used as a general measure of stock market performance.

THE DOW JONES UTILITIES AVERAGE is an index of 15 utility stocks frequently used as a general measure of stock market performance.

CS FIRST BOSTON HIGH YIELD INDEX is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Baa by Moody's.

THE LEHMAN BROTHERS AGGREGATE BOND INDEX is an index composed of securities from The Lehman Brothers Government/Corporate Bond Index, The Lehman Brothers Mortgage-Backed Securities Index and The Lehman Brothers Asset-Backed Securities Index and is frequently used as a broad market measure for fixed-income securities.

THE LEHMAN BROTHERS ASSET-BACKED SECURITIES INDEX is an index composed of credit card, auto, and home equity loans. Included in the index are pass-through, bullet (non-callable), and controlled amortization structured debt securities; no subordinated debt is included. All securities have an average life of at least one year.

THE LEHMAN BROTHERS CORPORATE BOND INDEX is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, Commission-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

THE LEHMAN BROTHERS INTERMEDIATE TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations with maturities of up to ten years and is used as a general gauge of the market for intermediate-term fixed-income securities.

THE LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar-denominated and have maturities of 10 years or greater.

THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX includes 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

THE LEHMAN BROTHERS MUNICIPAL BOND INDEX is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds.

THE LEHMAN BROTHERS TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar denominated, have a minimum of one year to maturity, and are issued in amounts over $100 million.

THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX is an index of approximately 1,482 equity securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East, with all values expressed in U.S. dollars.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS INDEX is an index of approximately 700 securities available to non-domestic investors representing 26 emerging markets, with all values expressed in U.S. dollars.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX is an index of approximately 900 equity securities issued by companies located in 21 countries and listed on the stock exchanges of Europe, Australia, and the Far East. All values are expressed in U.S. dollars.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX is an index of approximately 550 equity securities issued by companies located in one of 16 European countries, with all values expressed in U.S. dollars.

THE MORGAN STANLEY CAPITAL INTERNATIONAL PACIFIC INDEX is an index of approximately 418 equity securities issued by companies located in 5 countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong, Singapore. All values are expressed in U.S. dollars.

THE NASDAQ INDUSTRIAL AVERAGE is an index of stocks traded in The Nasdaq Stock Market, Inc. National Market System.

THE RUSSELL 1000 INDEX is composed of the 1,000 largest companies in the Russell 3000 Index, representing approximately 89% of the Russell 3000 total market capitalization. The Russell 3000 Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market.

THE RUSSELL 2000 INDEX is composed of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

THE RUSSELL 2000 GROWTH INDEX is composed of securities with greater-than-average growth orientation within the Russell 2000 Index. Each security's growth orientation is determined by a composite score of the security's price-to- book ratio and forecasted growth rate. Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks. This index is composed of approximately 1,310 companies from the Russell 2000 Index, representing approximately 50% of the total market capitalization of the Russell 2000 Index.

THE RUSSELL MIDCAP INDEX is composed of the 800 smallest companies in the Russell 1000 Index, representing approximately 35% of the Russell 1000 total market capitalization.

THE RUSSELL MIDCAP GROWTH INDEX is composed of securities with greater-than-average growth orientation within the Russell Midcap Index. Each security's growth orientation is determined by a composite score of the security's price-to-book ratio and forecasted growth rate. Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks. This index is composed of approximately 450 companies from the Russell 1000 Growth Index, representing 20% of the total market capitalization of the Russell 1000 Growth Index.

THE SALOMON BROTHERS LONG-TERM HIGH-GRADE CORPORATE BOND INDEX is an index of publicly traded corporate bonds having a rating of at least AA by Standard & Poor's or Aa by Moody's and is frequently used as a general measure of the performance of fixed-income securities.

THE SALOMON BROTHERS LONG-TERM TREASURY INDEX is an index of U.S. government securities with maturities greater than 10 years.

THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX is an index that tracks the performance of the government bond markets of Australia, Austria, Belgium Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and the United States. Country eligibility is determined by market capitalization and investability criteria.

THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX (non $U.S.) is an index of foreign government bonds calculated to provide a measure of performance in the government bond markets outside of the United States.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX is an index of common stocks frequently used as a general measure of stock market performance.

STANDARD & POOR'S 40 UTILITIES INDEX is an index of 40 utility stocks.

STANDARD & POOR'S/BARRA VALUE INDEX is an index constructed by ranking the securities in the Standard & Poor's 500 Composite Stock Price Index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the Standard & Poor's 500 Composite Stock Price Index.

THE QUANT FUNDS

The Trust was established in 1983 as a business trust under Massachusetts' law. A copy of the Amended and Restated Declaration of Trust (as amended through July 19, 1993) amending and restating the Agreement and Declaration of Trust dated June 27, 1983, is on file with the Secretary of the Commonwealth of Massachusetts. The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares and an unlimited number of classes of shares of any such series. Shares are presently divided into five series of shares, the Funds, each comprised of two classes of shares. There are no rights of conversion between shares of different Funds which are granted by the Amended and Restated Declaration of Trust, but holders of shares of either class of a Fund may exchange all or a portion of their shares for shares of a like class in another Fund (subject to their respective minimums). No exchanges are permitted from one class of shares to another class of shares of the same or a different Fund.

These shares are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote, including the election of Trustees. Shares vote by individual Fund (or class thereof under certain circumstances) on all matters except that (i) when the 1940 so requires, shares shall be voted in the aggregate and not by individual Fund and (ii) when the Trustees of the Funds have determined that a matter affects only the interest of one or more Funds, then only holders of shares of such Fund shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of each Fund and filed with the Fund or by a vote of the holders of two-thirds of the outstanding shares of each Fund at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months and who hold, in the aggregate, shares having a net asset value of at least $25,000, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Funds have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shares are freely transferable, are entitled to dividends as declared by the Trustees, and in liquidation of the Trust are entitled to receive the net assets of their Fund, but not of the other Funds. Shareholders have no preemptive rights. The Funds' fiscal year ends on the last day of March.

Under Massachusetts' law, shareholders could, under certain circumstances, be held liable for the obligations of the Funds. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he was a shareholder would be unable to meet its obligations.

The Trust, Manager, the Advisors and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the Commission.

PROXY VOTING POLICIES

The Board has adopted Proxy Voting Policies and Procedures on behalf of the Trust which delegates responsibility for voting proxies to the Manager, subject to the Board's continuing oversight. The Manager in turn has, where applicable, delegated responsibility for voting proxies to the Advisors that actually manage the assets of the Fund. The Manager and the Advisor have their own proxy voting policies and procedures, which the Board has reviewed. The Manager's and the Advisors' policies and procedures assure that all proxy voting decisions are made in the best interest of the Funds and that the Manager or the Advisors will act in a prudent and diligent manner for the benefit of the Funds. The Manager's and the Advisors' policies and procedures include specific provisions to determine when a conflict exists between the interests of a Fund and the interests of the Manager or the Advisors, as the case may be. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix A. Effective August 31, 2004, information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 will be available without charge upon request by contacting the Funds or via the Securities and Exchange Commission web site at http://www.sec.gov.

EXPERTS

The financial statements incorporated in the Prospectus by reference to the Funds' Annual Report for the year ended March 31, 2005 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

G31.5/F11b Proxy –Policy

APPENDIX A Columbia Partners Proxy Voting - Policy

A.	Introduction & Legal Requirements

Our policies are intended to meet our fiduciary duty to vote proxies on behalf of its client’s best interest, as defined in SEC rule 206(4)-6, Investment Advisers Act of 1940. In addition ERISA requirements are defined in the Department of Labor (DOL) Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

B.	Person Responsible
•	Institutional Shareholder Services (ISS) Proxy Voting Services, a subdivision of ISS, provides a quarterly summary of our proxy voting records, and issues.
•	The President oversees all proxy voting including proxy votes for private equity.
•	The Chief Compliance Officer is consulted on issues that may involve a conflict of interest.
•

An Account Activity Management Representative maintains a program to arrange for PVS to handle all proxy voting for CPIM’s clients, maintains lists of such clients, and maintains the on-line records of votes provided for each client by PVS.

C.	Policy

We have adopted PVS’ proxy voting guidelines because we believe they are based on sound theories of corporate governance and are in the best interest of our clients.

1.	Voting. Our public company’s proxies are voted by PVS. Proxies for private companies are voted by Columbia Partners, because PVS does not vote private equity proxies.

2.	Authority. We handle proxy voting only when our clients provide us with that authority.

3.	Client Best Interest. Our proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients.

4.

Conflicts of Interest. In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of one of our consultants. President will review the conflict with compliance and others, to resolve the issue. In any case, material conflicts are resolved in the best interest of clients where necessary,

5.	ERISA Accounts. Our responsibilities for voting ERISA accounts include: The duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.

6.	Case-by-Case Basis. These are guidelines only.

7.	Client Direction. We generally do not respond to client directions to vote proxies in a manner that is different from our policies and procedures.

G31.5/F11b Proxy –Policy

The following pages are a summary of the PVS proxy voting guidelines in the following categories:

•	Board of Directors
•	Proxy Contest Defenses
•	Auditors
•	Mergers and Acquisitions
•	Shareholder Rights
•	Capital Structure
•	Compensation
•	State of Incorporation

•	Corporate Responsibility & Accountability, Social, Environmental & Sustainability Issues

G31.5/F11b Proxy –Policy

Board of Directors

•	Directors as a group Uncontested Elections: Based on performance record of company, independence, diversity, compensation, responsiveness to shareholders.
•

Individual Directors: CASE-BY-CASE basis. Also based on attendance at board meetings, independence, committee work, conflicts with other duties, Chapter 7 bankruptcy, SEC violations, and criminal investigations, interlocking directorships, compensation committee members related to egregious executive compensation; and performance.

•

Director Nominees in Contested Elections: CASE-BY-CASE basis. Also based on financial performance of company, track record, qualifications of director nominees, offerings for shareholders, whether proposals are realistic, equity ownership positions, and total impact on all stakeholders.

•	CEO Serving as Chairman: Generally support shareholder proposals calling for the separation of the CEO and chairman positions.

•	Independent Directors: Generally support shareholder proposals that request that the board be comprised of a majority of independent directors.

•	Director Diversity: Support diversity.
•	Stock Ownership Requirements: Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

•	Board Structure : Vote AGAINST classified boards when the issue comes up for vote.

•	Limit Term of Office: Generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

•	Cumulative Voting: Vote AGAINST proposals to eliminate cumulative voting. Vote FOR proposals to permit cumulative voting.
•	Director and Officer Indemnification and Liability Protection: Vote AGAINST proposals to limit or eliminate entirely certain director and officer liabilities.
•	Indemnification: Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses.

G31.5/F11b Proxy –Policy

Proxy Contest Defenses

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Poison Pills: Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

•	Greenmail: Vote FOR proposals to adopt an anti-greenmail provision.

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Shareholder Ability to Remove Directors: Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

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Shareholder Ability to Alter the Size of the Board: Vote FOR proposals that seek to fix the size of the board. Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

G31.5/F11b Proxy –Policy

Auditors

Auditor Ratification: Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times the amount paid for consulting, unless: i) an auditor has a financial interest in or association with the company, and is therefore not independent; or ii) there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. Vote AGAINST proposals to ratify auditors when the amount of audit fees is less than three times greater than that for consulting fees. WITHHOLD votes from Audit Committee members in cases where consulting fees exceed audit fees. Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every five years) or prohibiting companies from buying consulting services from their auditor.

G31.5/F11b Proxy –Policy

Mergers and Acquisitions

•

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account such factors as impact of the merger on shareholder value, anticipated financial and operating benefits realizable through combined synergies, offer price, financial viability, good faith, arms length negotiations, conflicts of interest, fairness opinion, changes in corporate governance and their impact on shareholder rights, and impact on community stakeholders and employees in both workforces.

•

Fair Price Provisions: Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares. Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

•

Corporate Restructuring: Votes concerning corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY-CASE basis.

•	Appraisal Rights: Vote FOR proposals to restore or provide shareholders with the right of appraisal.
•	Spin-offs: Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
•

Asset Sales: Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

•

Liquidations: Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Changing Corporate Name: Vote FOR changing the corporate name in all instances if proposed and supported by management.

G31.5/F11b Proxy –Policy

Shareholder Rights

•	Confidential Voting: Vote FOR confidential voting.

•

Shareholder Ability to Call Special Meetings: Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

•

Shareholder Ability to Act by Written Consent: Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

•

Equal Access: Vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

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Unequal Voting Rights: Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure. Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

•	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws:
•

Supermajority Shareholder Vote Requirement to Approve Mergers: Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

•	Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

G31.5/F11b Proxy –Policy

Capital Structure

•

Common Stock Authorization: Review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue. Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than 50 percent unless a clear need for the excess shares is presented by the company.

•

Reverse Stock Splits: We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis, taking into account whether there is a corresponding proportional decrease in authorized shares. We will generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly.

•

Blank Check Preferred Authorization: Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights. Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights. Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote AGAINST the requested increase. Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

•	Adjust Par Value of Common Stock: Vote FOR management proposals to reduce the par value of common stock.

•

Preemptive Rights: Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

•

Debt Restructuring: We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider certain factor, including dilution, change in control, bankruptcy, and possible self-dealings. Generally approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

G31.5/F11b Proxy –Policy

Compensation

•

Stock Option Plans: In general, PVS considers executive and director compensation proxies on a CASE-BY-CASE basis. When evaluating executive and director compensation matters, we review dilution, full market value, and repricing issues.

•	Stock Option Expensing: Support shareholder resolutions calling for stock option grants to be treated as an expense for accounting and earnings calculation purposes.

•

OBRA-Related Compensation Proposals: Vote FOR amendments that place a cap on annual grants or amend administrative features. Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of Section 162(m) of OBRA.

•	Amendments to Add Performance-Based Goals: Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

•

Amendments to Increase Shares and Retain Tax Deductions Under OBRA: Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

•

Approval of Cash or Cash-and-Stock Bonus Plans: Generally vote AGAINST cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year. Vote AGAINST plans that are deemed to be “excessive” because they are not justified by performance measures.

•	Performance Based Options: Generally vote FOR shareholder proposals that seek to provide for performance based options such as indexed and/or premium priced options.

•

Shareholder Proposals to Limit Executive and Director Pay: Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information. Current SEC requirements only call for the disclosure of the top 5 most highly compensated executives and only if they earn more than $100,000 in salary and benefits. Generally vote FOR shareholder proposals that seek to eliminate outside directors’ retirement benefits. Review on a CASE-BY-CASE basis all other.

•	Golden and Tin Parachutes: Vote FOR shareholder proposals to all have golden and tin Parachute agreements submitted for shareholder ratification. Generally

G31.5/F11b Proxy –Policy

vote AGAINST all proposals to ratify golden parachutes. VOTE ON TIN PARACHUTES ON A CASE-BY-CASE BASIS.

•

Employee Stock Ownership Plans (ESOPs): Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed "excessive" (i.e. generally greater than five percent of outstanding shares).

G31.5/F11b Proxy –Policy

Corporate Responsibility & Accountability, Social, Environmental And Sustainability Issues

•	Special Policy Review and Shareholder Advisory Committees: Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.
•

Military Sales: Generally support reports on foreign military sales and economic conversion of facilities. Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

•

Political Contributions Reporting: Support proposals affirming political non-partisanship. Support reporting of political and political action committee (PAC) contributions. Support establishment of corporate political contributions guidelines and reporting provisions.

•	Equal Employment Opportunity and Other Work Place Practice Reporting Issues:

•	High-Performance Workplace: Generally support proposals that incorporate high-performance workplace standards.

•	Non-Discrimination in Retirement Benefits: Support non-discrimination in retirement benefits.

•	Fair Lending: Support compliance with fair-lending laws. Support reporting on overall lending policies and data.

•	CERES Principles: Vote FOR the adoption of the CERES Principles. Vote FOR adoption of reports to shareholders on environmental issues.

•	MacBride Principles: Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

G31.5/F11b Proxy –Policy

(Corporate Responsibility & Accountability, Social, Environmental And Sustainability Issues cont’d)

•

Contract Supplier Standards: We evaluate certain factors and favor policies that we believe help us comply with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health, and other basic labor protections, by evaluating certain factors.

International Financial Related: Generally support proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company’s short and long-term bottom-line.

State of Incorporation

•

Voting on State Takeover Statutes: We review on a CASE-BY-CASE basis. We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders.

•

Offshore Re-Incorporations & Tax Havens: For a company that seeks to reincorporate, we evaluate the merits of the move on a CASE-BY-CASE basis. When reviewing a proposed offshore move, we will consider certain factors. We will generally support shareholder requests calling for “expatriate” companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

Polaris Capital Management, Inc.

Proxy Policy

Dated May 1, 2003

Polaris Capital Management, Inc. will vote all proxies delivered to it by the Custodian. The vote will be cast in such a manner, which, in our judgment, will enhance shareholder value. Polaris Capital Management, Inc. will not seek proxies.

Polaris Capital Management, Inc. does not endorse or participate in the practice of Securities Lending primarily because when shares are "lent" from the portfolio, the investment manager foregoes the right to vote the lent shares to whoever has borrowed the shares from the custodian bank. The "lent" shares can actually be used to vote against the wishes of the Investment Manager.

Polaris Capital Management, Inc. will generally comply with the following guidelines:

o	Routine Corporate Governance Issues: IA will vote in favor of management.

In certain cases PCM will vote in accordance with the guidelines of specific clients. For Taft-Hartley clients PCM would vote proxies using AFL-CIO Proxy

Voting Guidelines.

• Non-routine Corporate Governance Issues: IA will vote in favor of management.

In cases where the number of shares in all stock option plans exceeds 10% of basic shares outstanding, PCM generally votes against proposals that will increase shareholder dilution.

o	Country Specific Issues:

In general PCM will vote against management regarding the provision that allows management to issue shares during a hostile takeover.

The following records will kept for each client:

o	Copies of all proxy statements received

o A record of each vote the advisor cast on behalf of the client along with any notes or documents that was material to making a decision on how to vote a proxy on behalf of a client.

o A copy of each written client request for information on how the advisor voted proxies on behalf of the client and a copy of any written response by the advisor.

This proxy policy will be distributed to all clients of Polaris and added to Part II of Form ADV. A hard copy of the policy will be included in the Compliance Manual and is available on request.

SSgA Funds Management, Inc.

Proxy Voting Procedures

Introduction

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings.

FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients(e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

2) provides the client with this written proxy policy, upon request;

3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

4) matches proxies received with holdings as of record date;

5) reconciles holdings as of record date and rectifies any discrepancies;

6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

7) documents the reason(s) for voting for all non-routine

items; and

8) keeps records of such proxy voting available for inspection by the client or governmental agencies

Process

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms. In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines. However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional 1 Proxy Voting Policy 2 research and discussion or (ii) are not directly addressed by our policies.

These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants. In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy. FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy. Voting For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

<< Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards << Approval of auditors

<< Directors' and auditors' compensation
<< Directors' liability and indemnification
<< Discharge of board members and auditors Proxy Voting Policy
<< Financial statements and allocation of income
<< Dividend payouts that are greater than or equal to country and industry standards
<< Authorization of share repurchase programs
<< General updating of or corrective amendments to charter
<< Change in Corporation Name
<< Elimination of cumulative voting

II.

Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

<< Capitalization changes which eliminate other classes of   stock and voting rights

<< Changes in capitalization authorization for stock splits,

Stock dividends, and other specified needs which are no
more than 50% of the existing authorization for U.S.
companies and no more than 100% of existing authorization
for non-U.S. companies
<< Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5%
to 20%) of the outstanding shares
<< Elimination of "poison pill" rights
<< Stock purchase plans with an exercise price of not less that
85% of fair market value
<< Stock option plans which are incentive based and not
Excessive
<< Other stock-based plans which are appropriately structured
<< Reductions in super-majority vote requirements
<< Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes against management on the following items,

which have potentially substantial financial or best interest impact:

<< Capitalization changes that add "blank check" classes of
stock or classes that dilute the voting interests of
existing shareholders
<< Changes in capitalization authorization where management
does not offer an appropriate rationale or which are
contrary to the best interest of existing shareholders
<< Anti-takeover and related provisions that serve to prevent
The majority of shareholders from exercising their rights
or effectively deter appropriate tender offers and other
offers
<< Amendments to bylaws which would require super-majority
shareholder votes to pass or repeal certain provisions
<< Elimination of Shareholders' Right to Call Special Meetings
<< Establishment of classified boards of directors
<< Reincorporation in a state which has more stringent anti-
Takeover and related provisions
<< Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which
trigger provisions preventing legitimate offers from
proceeding
<< Excessive compensation
<< Change-in-control provisions in non-salary compensation
plans, employment contracts, and severance agreements which
benefit management and would be costly to shareholders if
triggered
<< Adjournment of Meeting to Solicit Additional Votes
<< "Other business as properly comes before the meeting"
proposals which extend "blank check" powers to those
acting as proxy
<< Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating
committees. IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis.

Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

<< Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially
in some non-US markets
<< For offers that concur with index calculators treatment and our ability to meet our clients return objectives for
passive funds
<< Against offers when there are prospects for an enhanced bid
Or other bidders
<< For proposals to restructure or liquidate closed end
investment funds in which the secondary market price is
substantially lower than the net asset value Shareholder
Proposals Traditionally, shareholder proposals have been
used to encourage management and other shareholders to
address socio-political issues. SSgA believes that
it is inappropriate to use client assets to attempt to
affect such issues. Thus, we examine shareholder proposals
primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

<< Requirements that auditors attend the annual meeting of
shareholders
<< The establishment of annual elections of the board of
Directors unless the board is composed by a majority of
Independent directors, the board's key committees
(auditing, nominating and compensation) are composed of
independent directors, and there are no other material
governance issues or performance issues
<< Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and
compensation committees
<< Mandates that amendments to bylaws or charters have
shareholder approval
<< Mandates that shareholder-rights plans be put to a vote or repealed
<< Establishment of confidential voting
<< Expansions to reporting of financial or compensation-related information, within reason
<< Repeals of various anti-takeover related provisions
<< Reduction or elimination of super-majority vote requirements
<< Repeals or prohibitions of "greenmail" provisions
<< "Opting-out" of business combination provisions
<< Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent
compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

<< Disclosure of Auditor and Consulting relationships when the same or

related entities are conducting both activities
<< Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

<< Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

<< Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

<< Limits to tenure of directors
<< Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
<< Restoration of cumulative voting in the election of directors
<< Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
<< Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or
best-interest impact
<< Proposals which require inappropriate endorsements or corporate actions
<< Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model
<< Proposal asking companies to adopt full tenure holding periods
For their executives
<< Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Shareholder Activism

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures Proxy Voting Policy 6 are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. Through our membership in the Council of

Institutional Investors as well as our contact with corporate pension plans,

public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns. In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment

Committee. As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches. Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

Potential Conflicts As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conf lict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship. As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee. When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict. In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests. Recordkeeping In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and 5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

PROXY VOTING POLICY
PanAgora Asset Management, Inc.

Introduction

PanAgora Asset Management ("PanAgora") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way that PanAgora believes will maximize the monetary value of each portfolio's holdings. PanAgora takes the view that this will benefit our direct clients and, indirectly, the ultimate owners and beneficiaries of those clients.

Oversight of the proxy voting process is the responsibility of the Investment

Committee. The Investment Committee reviews and approves amendments to the

PanAgora Proxy Voting Policy and delegates authority to vote in accordance with this policy to its third party proxy voting service. PanAgora retains the final authority and responsibility for voting. In addition to voting proxies,

PanAgora:

1) describes its proxy voting procedures to its clients in Part II of its

Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how
PanAgora Asset Management voted the client's
proxies;

4) generally applies its proxy voting policy consistently and keeps records of votes for each client in order to

verify the consistency of such voting;

5) documents the reason(s) for voting for all non-routine items; and

6) keeps records of such proxy votes.

Process

PanAgora's Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the Investment Committee, which retains oversight responsibility for all investment activities of PanAgora.

In order to facilitate our proxy voting process, PanAgora retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of PanAgora clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below,

and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, one of the Co-Chairmen of the Investment Committee is consulted by the

Manager of Corporate Actions for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of PanAgora. If a Co-Chairman of the

Investment Committee determines that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, a Co-Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, either

Co-Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

PanAgora also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

Voting

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. PanAgora votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

- Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities.*

- Approval of auditors* - Directors' and auditors' compensation* -

Directors' liability and indemnification* - Discharge of board members and auditors - Financial statements and allocation of income

- Dividend payouts that are greater than or equal to country and industry standards - Authorization of share repurchase programs -

General updating of or corrective amendments to charter - Change in

Corporation Name

* A supporting vote will be rendered unless there is information which does not appear to be in the best interest of the company's shareholders (e.g. apparent conflicts of interest, excessive fees/compensation or other related matters).

II. PanAgora votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

- Capitalization changes which eliminate other classes of stock and voting rights

- Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no

more than 50% of the existing authorization for U.S. companies and no more than 100% of existing
authorization for non-U.S. companies

- Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

- Stock purchase plans with an exercise price of not less that 85%

of fair market value - Stock option plans which are incentive based and not excessive - Other stock-based plans which are appropriately structured - Reductions in super-majority vote requirements -

Adoption of anti-"greenmail" provisions (unless bundled with other charter or bylaw amendments, in which case evaluate on a
case-by-case basis)

III. PanAgora votes against management on the following items, which have potentially substantial financial or best interest impact:

- Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

- Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
- Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or
effectively deter appropriate tender offers and other offers
-	Amendments to bylaws which would require super-majority
shareholder votes to pass or repeal certain provisions
- Elimination of Shareholders' Right to Call Special Meetings -
Establishment of classified boards of directors

- Reincorporation in a state which has more stringent anti-takeover and related provisions - Shareholder rights plans that allow the board of directors to block
appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
-	Excessive compensation
- Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
- Adjournment of Meeting to Solicit Additional Votes - "Other
business as properly comes before the meeting" proposals
which extend "blank check" powers to those acting as proxy -
Proposals requesting re-election of insiders or affiliated
directors who serve on audit, compensation, and nominating
committees.
-	Elimination of cumulative voting

IV. PanAgora evaluates Mergers and Acquisitions related issues on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, PanAgora uses its discretion in order to maximize shareholder value. PanAgora generally votes as follows:

_ Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

- For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
- Against offers when there are prospects for an enhanced bid or other bidders - For proposals to restructure or liquidate closed end investment

funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. PanAgora believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. PanAgora votes in support of shareholders on the following ballot items,

which are fairly common shareholder-sponsored initiatives:

- Requirements that auditors attend the annual meeting of

shareholders - Establishment of an annual election of the board of directors
- Mandates requiring a majority of independent directors on the

Board of Directors and the audit, nominating, and

compensation committees

- Mandates that amendments to bylaws or charters have shareholder approval
-	Mandates that shareholder-rights plans be put to a vote or
repealed
-	Establishment of confidential voting

- Expansions to reporting of financial or compensation-related information, within reason
-	Repeals of various anti-takeover related provisions

- Reduction or elimination of super-majority vote requirements

-	Repeals or prohibitions of "greenmail" provisions
-	"Opting-out" of business combination provisions

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and

NASDAQ, PanAgora votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

- Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
- Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
-	Mandates that Audit, Compensation and Nominating Committee
members should all be independent directors

- Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. PanAgora votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

-	Limits to tenure of directors
-	Requirements that candidates for directorships own large
amounts of stock before being eligible to be elected

- Restoration of cumulative voting in the election of directors

- Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
- Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

- Proposals which require inappropriate endorsements or corporate actions - Requiring the company to expense stock options unless already

mandated by FASB (or similar body) under regulations that supply a common valuation model.

- Proposal asking companies to adopt full tenure holding periods for their executives.

Shareholder Activism

We at PanAgora agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB

94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, PanAgora is able to promote the best interests of its fellow shareholders and its clients. The Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

Potential Conflicts

As discussed above under Process, from time to time, PanAgora will review a proxy that presents a potential material conflict. An example could arise when

PanAgora has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, PanAgora takes these potential conflicts very seriously. While PanAgora's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by PanAgora's potential conflict, there are a number of courses

PanAgora may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above,

casting a vote which simply follows PanAgora's pre-determined policy would eliminate PanAgora's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that

PanAgora believes more active involvement is necessary, a Co-Chairman of the

Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, PanAgora may employ the services of a third party, wholly independent of PanAgora, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of PanAgora's clients,

shall be formalized in writing. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not

PanAgora's, best interests.

Recordkeeping

In accordance with applicable law, PanAgora shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in PanAgora's office:

1) PanAgora's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2) a copy of each proxy statement PanAgora receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do);

3) a record of each vote cast by PanAgora (note: this requirement may be satisfied by a third party who has agreed
in writing to do so);

4) a copy of any document created by PanAgora that was material in making its voting decision or that memorializes

the basis for such decision; and

5) a copy of each written request from a client, and response to the client, for information on how PanAgora voted

the client's proxies.

Disclosure of Client Voting Information

Any client of PanAgora who wishes to receive information on how their proxies were voted should contact its Client Service Officer.

Part C Other Information

Item 23. Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust, dated April 2, 1990 (i)

(1)	Amendment 1, Dated July 18, 1993, To the Agreement and Declaration of Trust, Dated April 2, 1990 (i)

(b)	Amended and Restated By-Laws, Dated April 2, 1990 (i)

(1)	Amendment 1, Dated July 19, 1993, To the By Laws Dated April 2, 1990 (i)

(2)	Amendment 2, Dated July 23, 2004, To the By Laws Dated April 2, 1990 (v)

(c)	(1) Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights (i)

(2)	Portions of By Laws Relating to Shareholders' Rights (i)

(d)	(1) Management Contract Between Quantitative Group of Funds and Quantitative Investment Advisors, Inc. (formerly Quantitative Advisors, Inc.), Dated January 31, 1999 (ii)

(2)	Advisory Contract Between Quantitative Advisors and Columbia Partners, LLC, Dated January 31, 1999-Small Cap Fund (i)

(3)	Advisory Contract Between Quantitative Advisors and PanAgora Asset Management, Inc.), Dated July 19, 2004- Emerging Markets Fund (v)

(4)	Advisory Contract Between Quantitative Advisors and Polaris Capital Management, Inc., Dated January 31, 1999- Foreign Value Fund (i)

(5)	Advisory Contract Between Quantitative Advisors and SSgA Funds Management, Inc., Dated May 1, 2001 - Growth and Income Fund (iii)

(e)	Distribution Agreement Dated May 6, 1994 (i)

(1)	Amendment to Distribution Agreement Dated May 6, 1994 (i)

(2)	Amendment to Distribution Agreement Dated May 15, 1994 (i)

(3)	Amendment to Distribution Agreement Dated May 18, 1998 (i)

(4)	Form of Specimen Ordinary Share Selling Agreement (Fully Disclosed Accounts) (i)

(5)	Form of Specimen Ordinary and Institutional Share Selling Agreement (Fully Disclosed Accounts) (i)

(f)	Not applicable.

(g)	Custodian and Investment Accounting Agreement with Investors Fiduciary Trust Company, Dated January 18, 1998 (i)

(1)	First Amendment to the Custodian and Investment Accounting Agreement with State Street Kansas City f.k.a. Investors Fiduciary Trust Company, Dated March 1, 1998 (i)

(2)	Second Amendment to the Custodian and Investment Accounting Agreement with State Street Kansas City, Dated May 1, 2001 (ii)

(h)	(1)	Transfer Agent and Service Agreement, Dated October 31, 1989 (i)

(2)	Limited Agency Agreement for Transfer Agency Services (i)

(i)	Opinion and Consent of Legal Counsel (i)

(j)	Consent of Independent Accountants - filed herewith as Exhibit 23

(k)	Not applicable.

(l)	Not applicable.

(m)	(1)	Distribution Plan, Dated April 2, 1990 (i)

(2)	Form of Specimen Ordinary and Institutional Share Servicing Agreement (i)

(3)	Form of Specimen Ordinary Share Service Agreement - NTF (i)

(4)	Form of Specimen Ordinary Share Service Agreement (Undisclosed) (i)

(n)	(1)	Rule 18f-3 Plan Amendment 1 (i)

(2)	Rule 18f-3 Plan Amendment 2 (i)

(3)	Rule 18f-3 Plan Amendment 3 (i)

(o)	Not applicable.

(p)	(1)	Code of Ethics for the Fund
(a) Dated July 23, 2003 (iv)
(b) Dated April 2000 (ii)
(c) Dated January 1, 2005 (vi)

(2)	Code of Ethics - Columbia Partners filed herewith as Exhibit 14.4

(3)	Code of Ethics - PanAgora Asset Management, Inc. filed herewith as Exhibit 14.2

(4)	Code of Ethics - Polaris Capital Management Inc. filed herewith as Exhibit 14.3

(5)	Code of Ethics - SSgA Funds Management, Inc. filed herewith as Exhibit 14.1

Notes:

(i)	Previously filed with Post-Effective Amendment No. 20 to the Registration Statement on July 30, 1999 and incorporated by reference herein.

(ii)	Previously filed with Post-Effective Amendment No. 21 to the Registration Statement on July 31, 2000 and incorporated by reference herein.

(iii)	Previously filed with Post-Effective Amendment No. 22 to the Registration Statement on July 27, 2001 and incorporated by reference herein.

(iv)	Previously filed with Post-Effective Amendment No. 24 to the Registration Statement on July 31, 2003.

(v)	Previously filed with Post-Effective Amendment No. 26 to the Registration Statement on July 29, 2004.

(vi)	Previously filed with Post-Effective Amendment No. 27 to the Registration Statement on May 31, 2005.

Item 24. Persons Controlled by or under common control with the Company.

No person is presently controlled by or under common control with the Company.

Item 25. Indemnification

Indemnification provisions for officers, directors and employees of the Company are set forth in Article VIII, Sections one through three of the Amended and Restated Agreement and Declaration of Trust, and are hereby incorporated by reference. See Item 23 (a) (1) above. Under this Declaration of Trust, directors and officers will be indemnified to the fullest extent permitted to directors by the Massachusetts General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules there under. Under the Investment Company Act of 1940, directors and officers of the Company cannot be protected against liability to the Fund or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Company also maintains liability insurance policies covering its directors and officers.

Item 26. Business and Other Connections of Investment Adviser

There is set forth below information as to any other business, vocation or employment of a substantial nature in which each director or officer of Quantitative Investment Advisors, Inc., the Registrant’s investment adviser (the “Manager”), is or at any time during the past two fiscal years has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

Name	Business and other connections

Willard L. Umphrey:	President/Treasurer/Clerk/Director, U.S. Boston Insurance
Director	Agency, Inc.; Director, U.S. Boston Capital Corporation; President /Director, USB Atlantic Associates, Inc.;

Director/Treasurer, USB Corporation and U.S. Boston Corporation; Assistant Secretary/Director, AB&T, Inc.; Director, Pear Tree Royalty Company, Inc., U.S. Boston Asset Management Corporation,; Partner, U.S. Boston Company, U.S. Boston Company II; President/Chairman/Trustee, Quantitative Group of Funds, d/b/a Quant Funds.

Leon Okurowski:	Director/President, U.S. Boston Corporation, USB
Clerk	Corporation; Vice President/Treasurer/Director,
Director

U.S. Boston Capital Corporation; Vice President, U.S. Boston Insurance Agency, Inc.; Director/Treasurer, AB&T, Inc.; Partner, U.S. Boston Company, U.S. Boston Company II; Treasurer/Vice President, Quantitative Group of Funds, d/b/a Quant Funds.

Elizabeth A. Watson	President, U.S. Boston Capital Corporation; Chief Compliance
Vice President	Officer/Clerk, Quantitative Group of Funds, d/b/a Quant Funds.

Chief Compliance Officer

The principal business address of each U.S. Boston affiliate named above is Lincoln North, 55 Old Bedford Road, Lincoln, Massachusetts 01773. The principal business address of AB&T, Inc. is 200 Franklin Street, Boston, Massachusetts 02109.

Item 27. Principal Underwriters

(a)	Not applicable.
(b)	The directors and officer of the Registrant’s principal underwriter are:

	Positions and	Positions and
	Offices with	Offices with
Name	Underwriter	Registrant

Carol A. Higgins	Clerk	Controller

Deborah A. Kessinger	Chief Compliance Officer	Assistant Clerk

Leon Okurowski	Vice President,	Vice President and
	Treasurer and	Treasurer
Director

Willard L. Umphrey	Director	President, Chairman
and Trustee

Elizabeth A. Watson	President	Chief Compliance Officer
And Clerk

The principal business address of each person listed above is Lincoln North, 55 Old Bedford Road, Lincoln, Massachusetts 01773.

(c)	Not applicable.

Item 28. Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated there under include:

Registrant’s investment advisers:

Quantitative Investment Advisors, Inc.
55 Old Bedford Road
Lincoln, MA 01773

SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street, 33rd Floor
Boston, MA 02111-2900

PanAgora Asset Management, Inc.
260 Franklin Street, 22nd Floor
Boston, MA 02110

Columbia Partners, LLC, Investment Management
1775 Pennsylvania Avenue, N.W., 10th Floor
Washington, D.C. 20006

Polaris Capital Management, Inc
125 Summer Street
Boston, MA 02110

Registrant’s custodian:

State Street – Kansas City
801 Pennsylvania Avenue
Kansas City, MO 64105

Registrant’s transfer agent:

Quantitative Institutional Services,

a division of Quantitative Investment Advisors, Inc.

55 Old Bedford Road
Lincoln, MA 01773

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Company certifies that it meets all the requirements for effectiveness of this Amendment to the Registration Statement pursuant Rule 485(a) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the town of Lincoln, County of Middlesex, and Commonwealth of Massachusetts, on the 29th day of July, 2005.

Attest:	Quantitative Group of Funds d/b/a Quant Funds

/s/ Elizabeth A. Watson	/s/ Willard L. Umphrey
Elizabeth A. Watson, Clerk	Willard L. Umphrey, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Robert M. Armstrong	July 29, 2005
Trustee	Date

/s/ John M. Bulbrook	July 29, 2005
Trustee	Date

/s/ Edward A. Burrows	July 29, 2005
Trustee	Date

/s/ Joseph J. Caruso	July 29, 2005
Trustee	Date

/s/ Clinton S, Marshall	July 29, 2005
Trustee	Date

/s/ Willard L. Umphrey	July 29, 2005
Trustee	Date

By: /s/ Willard L. Umphrey	July 29, 2005
Willard L. Umphrey	Date
Attorney in Fact